UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2014

Date of reporting period: July 31, 2014

Item 1.	Reports to Stockholders.

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The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission’s website at http://www.sec.gov.

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Dear Shareholder,

Despite the bleak predictions of market pundits earlier in the year, equity investors were again rewarded, with performances that rivaled earlier periods in the recovery from the Great Recession of 2007 to 2009. For those hardy individuals that remained invested, the domestic markets (as measured by the S&P 500) were up over 16.94 percent for the 12 months ended July 31, 2014. Emerging market investors also fared rather well, with the MSCI Emerging Markets I-shares up over 15.32 percent during the same time frame. And, for those investors still hanging on to their bond funds, they saw a glimmer of hope, with the market’s lifting the bond markets (Barclays U.S. Aggregate Bond Index) higher by another 3.97 percent, defying the nonbelievers who proclaimed the long bull run over, apparently prematurely.

From Frost Investment Advisor’s perspective fiscal year 2014 went well, with several of our strategies delivering returns that ranked well against their peers and respective benchmarks. The Frost Total Return Bond Fund led the charge once again, and we saw a number of our equity funds reflect improved returns. The Frost Value and Growth Large Cap Funds both saw improvement, moving ahead of their respective peers, and reversing some disappointing prior year performance. We also moved to transition the Frost Small Cap Fund from a sub-advised structure to an in house management team, a move we felt was more efficient and cost-effective, helping us to capitalize on our equity team’s investment expertise.

Three Funds recently launched by the Adviser continue to perform well when compared with their respective benchmarks, or their peers. The Frost Natural Resources Fund will be coming up on its 3 year anniversary in October of 2014, and the Frost Credit Fund and the Frost Cinque Large Cap Buy-Write Fund will be completing their second years in December. Over the past 12 months the Institutional Classes of Natural Resources Fund delivered returns of 16.48%, while the Credit Fund and Cinque Large Cap Buy-Write Fund delivered returns of 7.36% and 14.90%, respectively. These three strategies have enjoyed a good reception from investors, with assets of $72MM (Frost Natural Resources), $90MM (Frost Credit Fund) and $60MM (Frost Cinque Buy/Write), respectively.

Over the fiscal year, there have certainly been a few outstanding funds with respect to incoming cash flows, especially the Frost Total Return Bond Fund. We did see a significant fall in assets for the Frost Small Cap Equity Fund though, the result of difficult long-term performance, resulting in a shareholder exodus from the Fund. We are confident that the Frost team now in place will bring the Fund back to the performance level we expect. We continue to add to our professional staff, with additions to our research, management and back office teams over the past 12 months. We believe these additions will help the Adviser in our efforts to successfully manage and grow our Fund complex. Another change for the Fund family over the past year was the development of an asset allocation complex, capitalizing on the work we’ve done to develop and maintain asset allocation models for our parent, Frost Bank. During the year, we launched the Frost Aggressive Allocation Fund (inception 5/19/2014), as a companion to two strategies already available, the Frost Conservative Allocation Fund and Frost Moderate Allocation Fund. These two funds were formerly the Frost Diversified Strategies Fund (now the Frost Conservative Allocation Fund) and the Frost Strategic Balanced Fund (now the Frost Moderate Allocation Fund). We believe this new suite of asset allocation mutual funds offers us an opportunity to capture new markets for our products, offering transparent and effectively constructed portfolios in an efficient, and broadly available, form.

As we have mentioned in previous shareholder letters, our investment team continues to monitor events in the global markets, looking for opportunities to improve returns and, where possible, to avoid the next pitfall. This past year has proven to be especially challenging in both regards, but we feel we’ve been successful in our efforts. As a new year faces us, we continue to believe our management and product discipline will continue to hold us in good stead, come what may.

As always, we appreciate your confidence in our team and look forward to another successful year.

Warmest Regards,

Tom Stringfellow, CFA, CPA, CFP®

President and Chief Investment Officer

Frost Investment Advisors, LLC

Past performance does not guarantee future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that Frost Investment Advisors, LLC will continue to waive fees. For performance data current to the most recent month end, please call 877.713.7678

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Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

Mutual fund investing involves risk including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counter party risk. Diversification does not protect against market loss.

Morningstar rankings are based on risk adjusted returns and the Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-five-and-ten year Morningstar ratings metrics if applicable. As of 7/31/2014: Frost Total Return Bond Fund (FIJEX) was rated against the following number of Intermediate Term Bond funds over the following time periods: 1,081 funds in the last 1 year, 946 funds in the last 3 years and 808 funds in the last 5 years. With respect to these Intermediate Term Bond funds, FIJEX ranked in the 2nd, 2nd and 7th percentiles respectively.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group presentation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “S&P 500” is one of the most widely used benchmarks of U.S. equity performance.

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The Index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Performance

For the fiscal year ended July 31, 2014, the Frost Growth Equity Fund (the “Fund”) posted a total return of 19.81% (Institutional Class) and 19.47% (Class A), which compares to a return of 18.69% for its benchmark, the Russell 1000 Growth Index. For comparison purposes, the Lipper Large-Cap Growth peer group was up 18.2% over the same time period.

Performance benefitted most from strong stock selection in 6 of 9 sectors, led by Industrials, Financials, Consumer Discretionary and Information Technology. The Information Technology sector was the top relative contributor to performance over the fiscal year, driven almost exclusively by stock selection. The top performing holding in the sector was Facebook (+88.5%), as financial results dramatically outperformed expectations over the past year, leading to a significant increase in its stock price. Apple (+51.4%) also contributed to performance, as growth at the company re-accelerated, margins stabilized, and management implemented an aggressive capital return program via both stock buybacks and increased dividends. The Consumer Discretionary and Industrials sectors were the next two biggest positive contributors to relative performance, also driven largely by stock selection. In Consumer Discretionary, performance benefitted from positions in Chipotle Mexican Grill (+63.1%), Priceline Group (+41.9%), and BorgWarner (+31.7%). In Industrials, the Fund benefitted from holdings in Canadian Pacific (+51.5%), FedEx Corporation (+39.3%), and Union Pacific (+26.4%). Additionally, performance benefitted from a meaningful underweight in the Consumer Staples sector, as well as overweight positions in the Energy and Health Care sectors. In terms of our underweight in Consumer Staples, we struggled to find compelling growth opportunities, yet the stocks in the sector were relatively expensive, not a favorable combination in our analysis. At the point when the economic cycle peaks, particularly the employment market, it may make sense to pay for the stability and predictability that Consumer Staples stocks typically offer, but right now, we are simply able to find better growth opportunities in other areas of the market.

The primary detractors for the year were negative stock selection in the Energy, Materials and Telecommunications sectors. Fortunately, Materials (2.8% average weight) and Telecom (1.3% average weight) are two of the smallest sectors in the Fund, and the overall impact on performance was modest. Energy was a much bigger drag on performance, primarily the result of our holding in Cobalt International, a pure-play deepwater exploration company. We were attracted to the company’s unique acreage position in two of the more lucrative deepwater basins in the world, but underestimated the amount of capital it would require to bring these discoveries to production, and sold the stock in early 2014 as a result.

Outlook

Our outlook for the year ahead is relatively bullish, although we would expect somewhat higher volatility as the Federal Reserve’s Quantitative Easing (QE) program comes to end over the coming months. Even without Quantitative Easing, we expect monetary policy will still be supportive for equities globally, and the odds of a recession seem low at this juncture. We don’t think the market is overvalued at current levels, and continue to find what we consider to be attractive growth opportunities. Our focus will remain on identifying exceptional businesses with a long runway for growth, where we think risk/reward from a valuation perspective looks favorable. We think, over time, this is how we will add the most value for our shareholders.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A shares.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

The primary goal of the Frost Value Equity Fund (the “Fund”) is to deliver for our stakeholders a sustained level of performance beyond that of a passive benchmark and ahead of the majority of our peers. Our formula for achieving this goal is to maintain a portfolio of securities that exhibit the characteristics of quality, opportunity and urgency. We start with companies that are well-positioned to improve operating results, and with management teams which we have high confidence can deliver on the promise; then we filter those to include only the stocks that we believe represent the best opportunities for superior total return; and finally, emphasize those securities that present an coherent path to unlock that appreciation potential. In practice, our portfolio is now concentrated in cash flow generating companies – many are leaders in growing industries - trading at attractive valuations. We remain enthusiastic that the Fund’s portfolio of stocks will continue to provide outstanding opportunity for attractive total return over time.

As detailed at the end of last fiscal year, 2013 was a period of significant change for the Fund. After subpar years in 2011 and 2012, the managers of the Fund resolved to work harder to increase the level and sustainability of performance. These changes were encapsulated in the modification of the Fund name: “Dividend Value” became “Value Equity”. Though we remain certain that under many circumstances dividends, and more specifically dividend growth, can be a useful indicator of a company’s health, we broadened our view to include those companies that have the underlying free cash flow characteristics to support a more generous dividend policy in the future. This minor policy change served us well over the past year, ended July 31, 2014.

Through the fiscal year just ended, we achieved our short-term goals for the most part. The Fund’s Institutional Class and Class A finished the fiscal year with a return of 16.28% and 16.00%, respectively, which compares favorably with the Fund’s benchmark, the Russell 1000 Value Index, which returned 15.47%. This performance ranked the Fund in the 18th percentile for the year ended July 31, 2014 when compared to Lipper universe of Large Cap Value peers. We are encouraged by this result while acknowledging that the difficult part of fund management is maintaining a high performance level over the course of many years. We continue to refine our process and work to improve the Fund’s performance over the long term.

Over the fiscal year, we saw strong results from our recent additions to the portfolio, generating some of the most significant levels of relative return from our newest holdings. For example, Halliburton, a stock we recently added, generated a total return of 25.2% for the Fund in the short period that we’ve owned it. In this case, (temporary) concerns about the company’s Latin American operations, and general pessimism about the price of crude oil (at the time), gave us a great opportunity to buy the premier shale services provider at a discounted valuation. In Halliburton, we own a company we believe has the potential to deliver multiple years of double digit earnings growth and improving free cash flow, and we subsequently made this a large position in the Fund.

As in any year, we did have periods of underperformance. This year, the Fund underperformed during the month of January, a result of the combination of less defensive positioning than our peers (sins of omission) and some poor stock picks (sins of commission). During the early part of the calendar year, our sector positioning left the portfolio lagging during a period of noticeable reversal in risk tolerance on the part of investors. The fact that other investors suddenly emphasized more defensive industries like Pharmaceuticals, Utilities, and REITs, while unsettling, caused us small concern, allowing us to purchase additional shares of some of our favorite companies at a discount.

Of more concern was the adverse price performance from two struggling companies in the portfolio. In both cases, after further analysis convinced us our investment thesis had broken down, the securities were sold from the portfolio. Like most investors, we undertake every investment with the firm belief that we will be adequately compensated for the risks we are taking, and we expect to realize a gain from our investment. We hope to differentiate from many investors by promptly understanding (and admitting) when we have made a mistake and exiting a position before additional damage has been inflicted. As the saying goes…being wrong is not a sin; the sin is staying wrong.

Equities continue their climb higher, climbing despite (or perhaps because of) grave concerns about the state of the global economy. Despite the higher valuations for equities in general, we continue to be enthusiastic about the potential for our current portfolio holdings and continue to look for (and find) even better opportunities.

We look forward to updating you on our progress in future communications.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein

The views expressed by the portfolio managers reflect their professional opinions and should not be considered buy or sell recommendations. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-book ratios and lower forecasted growth values.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Fund objective

The Frost Kempner Multi-Cap Deep Value Equity Fund (the “Fund”) seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a minimum three to five year period. For the fiscal year ended July 31, 2014, the Fund produced a total return of 12.14% (Institutional Class Shares) and 11.90% (Class A Shares), both net of fees. For the trailing three fiscal years ended July 31, 2014, the Fund produced a total return of 12.14% annualized (Institutional Class Shares) and 11.89% annualized (Class A Shares), both net of fees. The Headline CPI Inflation rates over the periods were 2.0% one year and 5.5% three years compounded. Comparatively, over the same time periods the Lipper Multi Cap Value Funds Index returned 14.88% one year and 15.76% three years annualized; and the S&P 500 Value Index returned 14.29% one year and 17.07% three years annualized.

Market commentary

The U.S economy continues to slowly recover from the 2008-2009 recession. Since the beginning of 2010 through the second quarter of 2014, real GDP has grown an annual average rate of 2.2%. However, real private GDP has averaged 3.1% annually. The difference is reflective of the 7.3% drop in government spending begun in 2009 under fiscal austerity measures. Inflation remains subdued, particularly the “core” measurements which strip out food and energy costs. CPI is growing at a 2.1% annual rate through June, with a 1.9% core reading; whereas PCE, the Fed’s preferred measure, is growing at a 1.6% annual rate through June, with a 1.5% core reading.

Signs of economic improvement include the labor market, with payroll employment currently just above its 2008 peak, jobless claims at an 8-year low, and unemployment at 6.2%. Additionally, ISM indices for both manufacturing and service are nearing 9-year highs. Consumer confidence has also risen, buoyed by declining energy costs.

Economic headwinds recently noted by Federal Reserve Chairman Janet Yellen include employment suppressed below its sustainable rate, slow wage growth which indicates labor market slack, and a slow housing market.

The S&P 500, a market proxy, has risen 14.5% for the trailing twelve months ended July 31, 2014. Including dividend payments, but not reinvested into the index, the return increases to 16.76%. For the trailing 5 years, the S&P 500 returned 95.52%, and 110.31% including dividends not reinvested. Importantly, stocks in aggregate are rising because underlying earnings in aggregate are rising. For 2014, the S&P 500 consensus earnings estimate is $119.56 per share, implying a current price/earnings multiple of 16.0, and forecasting a 12% rise in earnings year over year. Dividends are also rising as companies continue to return cash to shareholders. The current dividend yield on the S&P 500 is 2.05% with an average payout ratio of 36%.

We maintain a bullish economic outlook. Our expectations are for GDP to average 4.0% in the second half of 2014, with inflation remaining benign in the short run. In 2015, we expect the Federal Reserve to begin raising interest rates and this will likely have the short-term impact of reducing aggregate stock prices. This anticipated market pullback may provide valuation driven opportunities for investors. With an S&P 500 earnings estimate of $132.84 per share for 2015, representing 11% growth, the longer-term stock outlook is positive. Record profits and earnings from a wide variety of companies composing the S&P 500 index is the impetus driving the market higher. We expect earnings to continue growing, and thus markets to go higher over the long run, due to strong economic underpinnings.

Portfolio strategy

As the market has propelled higher, our investment approach of investing in deeply under- valued companies and selling when the underlying value becomes incrementally realized by other market participants, has most recently resulted in a greater number of sale opportunities than purchase opportunities.

Over the past year, we initiated positions in Citigroup (C), Ensco (ESV), Ericsson (ERIC), General Motors (GM), Merck (MRK), Quest Diagnostics (DGX), Rock-Tenn (RKT), Sanofi (SNY), and Target (TGT). During the same time frame, we sold entirely out of Alcoa (AA), Best Buy (BBY), Knowles (KN), Microsoft (MSFT), Nippon Telegraph and Telephone (NTT), Now (DNOW), and Vodafone (VOD).

We continue to scour the equity universe to locate stocks which meet our investment criteria of: (1) A relatively low forecast P/E multiple, usually 15 or less; (2) A dividend yield is paid, or expected to be; (3) Investment Grade public debt, if any; (4) Minimum $500 million market capitalization; and (5) Current stock price within 20% of the 52 week low price. In addition to meeting these criteria, stocks are quantitatively and qualitatively analyzed to determine company prospects and reasonableness of valuation.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

As markets continue to climb, the opportunity set for purchases typically declines. Conversely, in rising markets previously undervalued stocks become recognized by other investors who push up prices, which in turn offers the value investor selling opportunities when valuation becomes more fully reflected in current price. Cash is always considered a buying reserve.

Sources: Cornerstone Macro LP, International Strategy & Investment, Bloomberg

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investing in smaller companies typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Value Index contains those securities of the S&P 500 Index with value characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is July 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Fund objective

The Frost Mid Cap Equity Fund (the “Fund”) seeks to maximize long-term capital appreciation by investing in equity securities of mid-sized companies.

Performance

The Fund’s Institutional Class and Class A advanced 13.56% and 13.35%, respectively, during the year ended July 31, 2014, compared to the benchmark, the Russell Midcap Index’s return of 16.36%.

The past year was another solid year for the Fund as we generated another double-digit return for our investors. The market continues its march higher and is valued close to its all-time high. While the second half of 2013 (2H13) market strength was broad based, it wasn’t all smooth sailing during the first half of 2014 (1H14) as mid-caps had a mild correction (greater than 5%) during March and April. It proved to be short lived as the “buy the dip” mentality of the market, given the strong underlining fundamentals, took hold. The Fund’s performance this past year benefited from solid stock selection in most sectors; especially helpful was our Energy stocks. Investments in the Technology and Materials sectors detracted relative to the benchmark but did contribute positively to the Fund’s returns. Being underweight the Utility sector, the only sector that wasn’t up double–digits, also helped the Fund’s returns. As our investment strategy is focused on higher quality companies, our returns tend to lag in the strong up markets (like the one we are currently experiencing) as they are usually led by companies that we consider lower quality. As such, we are pleased with the absolute and relative returns of the Fund during the year.

Looking ahead, we expect continued economic growth. Increased output and consumption, improved labor markets, credit expansion, and increased confidence should result in solid economic growth. We believe monetary policy remains positive for the economy and the markets. Our positive outlook is not without risks. Inflation concerns, driven by high oil prices and tightening labor markets, have become the near-term focus and global insecurity, given the multiple “hot spots” around the world, are a few of the risks we monitor closely. Overall, we expect the stock market to trend higher as continued economic growth, combined with low interest rates, should support additional corporate profit growth, stock buybacks, dividend increases, and additional merger and acquisition activity. That said, with market valuations higher than normal, additional consolidation or another pullback would not surprise us given the recent strength in the markets. We believe that the lower quality led market, a beneficiary from historically low interest rates, will begin to fade as the Fed continues the taper. The market’s rotation towards higher quality companies will be a welcome transition for our investment strategy.

Investment strategy

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for the Fund’s investors. Our goal is to generate superior returns over time relative to our benchmark and to minimize the risk (volatility) of the portfolio. We believe our consistent investment disciplines have produced a winning strategy and have the Fund well positioned as we go forward.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investing in smaller companies typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

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Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on February 13, 2012.

(4)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to February 13, 2012 for Class A Shares, the performance data quoted for the Fund represents past performance of the Institutional Class Shares, adjusted to reflect fees and expenses borne by that Class.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST SMALL CAP EQUITY FUND

The past year has been marked by several changes in the management of the Frost Small Cap Equity Fund (the “Fund”), the largest of these being the reassignment of the management duties of the Fund from Cambiar Investors to an internal management team led by Craig Leighton. Since assuming management of the Fund on March 3rd, 2014, the team’s goal has been to distill into the portfolio our very best stock ideas – each rigorously analyzed, thoroughly researched, and constantly monitored. Over the course of the second quarter, we took a fresh look at all of the Fund’s holdings to reevaluate the relative upside opportunity to downside risk in each holding, compared our existing holdings to potential new ideas, and concentrated the Fund in those securities we felt were best positioned to contribute excess return.

We reduced the number of stocks in the portfolio from approximately 40 to 30 during the period, removing lower confidence or less attractively valued positions, and adding to our highest confidence securities.

Our selling decisions are usually driven by one of three conditions: (1) our investment thesis for the stock breaks down and we determine that we are wrong about the outlook for the company; (2) the stock price approaches our upside expected-value target and we get close to the target price (with all known information) we’ve established for the shares of the company; and/or (3) we have better ideas and require the capital to fund those. The least frequent – and most painful – reason for selling is a breakdown in our investment thesis. We understand that some of our forecasts will not pan out as expected. We believe that rapid recognition of a breakdown in our analysis, and a candid assessment of when to move on to ideas we have more confidence in is a key part of generating excess performance over the long term.

We ended the fiscal year with a portfolio concentrated in stocks that we are enthusiastic about, emphasizing companies that we feel are attractively valued, poised to generate improving free cash flows and high returns on capital, and steered by management teams that we believe can deliver. We continue to view our companies as undervalued and are optimistic that they will continue to generate positive returns in the coming periods.

For the fiscal year ended July 31, 2014, the Fund’s Institutional Class and Class A generated a total return of 9.93% and 9.59%, respectively, ahead of the 8.56% return of the Russell 2000 Index, the Fund’s benchmark. Fund returns were driven by a strong showing from the Secular Growth sectors (Technology and Consumer Discretionary), Defensive Growth sectors (Healthcare and Consumer Staples), and Industrials. Performance benefitted from favorable stock selection, with standout performers such as Group 1 Automotive (up 29%), Integrated Device Technology (gained 26%) and Health Net (increased 22%).

The management team is excited by the opportunity to find small, underappreciated companies whose stocks have a long runway for appreciation. We appreciate your continued support.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investing in smaller companies typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The performance information depicted above represents the Frost Small Cap Equity Fund. The performance of the Russell 2000 benchmark shown above includes the reinvestment of all income and assumes no management custody, transactions or other expenses.

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Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST INTERNATIONAL EQUITY FUND

For the year ended July 31, 2014, the Frost International Equity Fund (the “Fund”), Institutional Class and Class A returned 3.42% and 3.29%, respectively (net of fees in USD), versus 15.48% for the MSCI ACWI ex-U.S. Index. Despite concerns about political stability in places like the Ukraine, Venezuela, and Iraq, equity markets resumed their upward trajectory. Global markets were led higher by continued strength in the U.S. market and a reversal of negative trends in Japan and several emerging markets.

Our focus on risk management through diversification across basket categories, geography, and sector classifications sometimes leads to divergence relative to benchmark returns. This is particularly evident during periods of rapid changes in equity market prices, which are typically characterized by double digit percentage changes in index prices over a twelve month period. During market corrections, exemplified during the most recent prolonged market downturn of 2008/2009, we saw a positive impact to our relative performance due to our focus on downside protection. However, during periods of strong positive returns as we saw in 2013, our performance can lag on the upside. Over the last 5 years (since 12/31/08) the EAFE index has appreciated at an average annual rate of over 12%, far outpacing the historical EAFE performance of 9% since inception in 1970. During the bulk of the post-crisis period, we have been able to deliver returns relatively in line with both the EAFE and ACWI ex-U.S. benchmarks despite our risk sensitive approach. We believe our balanced approach will prove to be an important tool for continuing to deliver consistent performance through market cycles which may not be apparent when measured over shorter periods that have been characterized by exceptionally strong market performance.

Top contributors during the period included Novo Nordisk, Baidu and Hong Kong Exchanges & Clearing. Novo Nordisk outperformed after a period of de-rating versus the broader pharma peer group. Favorable competitive data, a strong pipeline, a beneficial mix shift and exposure to the fast growing diabetes market influenced the stock positively during the period. Shares of Baidu rebounded after a recent sell off left it trading at a discount to peers. Hong Kong Exchanges & Clearing also performed well, driven by the news of a deal to link the Shanghai and Hong Kong market exchanges, which may result in a substantial pick up in trading volumes.

Detractors from performance included Lululemon, adidas and UBS. Lululemon, the athletic apparel manufacturer, declined as the company lowered annual guidance after delays in seasonal product reduced conversion of in-store traffic. Additionally, multiple changes within senior management contributed to worries about the company’s strategy. Shares of adidas declined due to weakness from TaylorMade-adidas Golf. Anticipated benefits from recent strategic changes designed to have product launch cycles line up more closely with market demand patterns have yet to play out. Winter weather also had an impact on performance as Eastern U.S. is an important market for TaylorMade. UBS declined as ongoing noise around litigation and regulatory issues in relation to their investment banks weighed on investor sentiment.

Purchases during the period include:

Anheuser-Busch InBev	MasterCard
Kone Oyj	Actavis
China Mobile	Total
Banco Bilbao Vizcaya Argentaria	Compass Group
Intesa Sanpaolo	Accor
Taiwan Semiconductor	Aviva
Sands China	Svenska Cellulosa
Japan Tobacco	BT Group
Experian	Ensco International
Mitsubishi Estate	Holcim
UBS	Royal Philips
Tencent Holdings

In the consumer staples space, we purchased Anheuser-Busch InBev. Anheuser-Busch InBev is one of the largest brewers in the world and has an impressive record of brand and profitability management. Anheuser-Busch holds a leading position across many key markets. Also purchased was Svenska Cellulosa, a Swedish consumer products manufacturer. An aging population and a higher standard of living in its core market should drive organic growth going forward. Another consumer staple name, Japan Tobacco, was purchased as we believe the company is better priced and has a stronger earnings growth profile versus peers. Over the past year, we also took the opportunity to add a number of consumer discretionary names to the portfolio. Among these, Sands China, an investment holding company and developer, owner and operator of integrated resorts and casinos in Macau. The company is well-positioned for growth from mainland China and Hong Kong markets. Compass Group is a

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food service holding company that has strong cash flow and attractive margins. Given the company’s solid fundamentals, Compass Group should continue and increase cash returns to shareholders. Accor is a leading European hotel chain operator that is currently undergoing a restructuring initiative that will include a more ‘asset-light’ business model. Given its wide geographic footprint, the company is well positioned to benefit from an improvement in business and leisure travel in Europe under a recovery scenario.

Other attractive names were sourced from the financials sector, including Mitsubishi Estate, a diversified real estate company based in Tokyo, Japan. As years of deflation in Japan appear to be coming to a close, asset prices for prime real estate should rise, boosting the book value of Mitsubishi Estate’s holdings. Zurich-based UBS AG is one of the largest investment management companies in the world. Following the turmoil of the global financial crisis, UBS has been focused on improving its core business. Healthier capital ratios, growth in the wealth management segment, and an emphasis on cost control have allowed the group to regain its footing and return to profitability. Banco Bilbao Vizcaya Argentaria and Intesa Sanpaolo, a Spanish and Italian bank, respectively, both enjoy strong positions in their respective markets and should perform well in an environment of improving European banking fundamentals. Lastly, as part of a redeployment of capital to enhance geographic diversification, Aviva was added to the portfolio. Aviva is an insurance provider and financial services company that should benefit from an improving European economy as a higher interest rate environment could lead to an increase in consumer appetite for its products.

A small handful of stocks in the industrials and materials sectors were also added to the portfolio during the period as we found them to be compelling in the current environment. Kone Oyj, based in Finland, manufactures and services elevators and escalators. The company has an attractive revenue model, strong positioning in China and a product portfolio notable for both its technology and breadth of offerings. Royal Philips, the Amsterdam-based technology and lighting company, was added to the portfolio as the company is well-positioned to benefit from the trend toward LED lighting. The company’s healthcare equipment segment is also poised for solid growth going forward. Experian is a provider of information services and offers data and analytical tools to organizations across the globe. The company is well-positioned and has an attractive business model. Holcim Ltd engages in the manufacture, processing and distribution of cement and aggregates. The company is currently undergoing a merger that should produce cost reductions and margin improvement.

In the energy space, we purchased Total SA, a diversified oil and gas company based in France. We expect free-cash-flow to expand dramatically due to cuts in capital expenditures, while production is likely to increase as a result of delayed projects coming on-line. Another energy company, Ensco International (Ensco), is a global offshore drilling company serving the oil and gas industry. Ensco has a strong operating reputation, relatively low (to peers) leverage levels, a high quality fleet and cost advantage over its competitors, traits that have anchored Ensco as one of the strongest drillers in the current environment.

A number of holdings were added in the telecommunication services and information technology areas. Among them, China Mobile, a leading telecom operator in the largest market in the world (China). Improving network quality, smartphone adoption and a cheap valuation make the company an attractive buy. Also purchased during the past year, Taiwan Semiconductor, one of the largest independent semiconductor manufacturers in the world. The company enjoys production scale and a process advantage. Tencent Holdings is a diversified Chinese internet company. By leveraging its loyal user base, Tencent Holdings should be well-positioned to capture the emerging opportunities of mobile internet, such as gaming and ecommerce. MasterCard, the payments and technology company, controls a global network that can process transactions in more than 150 currencies. The company enjoys considerable margin stability and highly-probable long-term growth prospects. BT Group is a communication services provider. The company has several opportunities to accelerate growth as higher fiber penetration is helping to increase its retail broadband market share.

Finally, in the healthcare space, we added Actavis. Actavis is an integrated global specialty pharmaceutical company engaged in the development, manufacturing and distribution of various pharmaceutical products. Actavis has proven to be a best in class operator in the generic drug space and should benefit from increased market share over time.

Much of our recent activity has been aimed at restoring balance to the portfolio in terms of geography and basket representation. These changes are intended to reduce the impact of macroeconomic forces on the portfolio through diversification and identification of issues that have less macro sensitivity than current holdings. In addition to the attributes listed above for each new name, we believe the purchase of Accor, Aviva, Svenska Celluosa, BT Group, and Ensco will help to achieve this goal. Three of the purchases (Accor, Aviva, and BT Group) help to improve our geographic balance within the portfolio given their exposure to European domestic demand. BT Group, Aviva and Ensco helped to bolster our basic value basket with business models that have strong cash flow under a variety of economic scenarios as well as supportive dividend yields. We have also heightened our

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exposure to investments that have a “self help” component to earnings improvement, which are key success factors regardless of the economic scenario. We highlight Accor, Aviva, and BT Group as names with this characteristic.

We will continue to invest in companies we judge to have attractive business models. The majority of our holdings are well respected large companies with healthy balance sheets and industry-leading positions. This is reflected in the portfolio volatility characteristics. We will maintain our approach to diversification with a portfolio that includes basic value, consistent earner, and emerging franchise companies.

Sales during the period include:

Royal Bank of Scotland	Syngenta
Swatch	Natura Cosmeticos
Allianz	Itau Unibanco
KDDI Corp	Mercadolibre
Tullow Oil	Yandex
Teck Resources	ARM Holdings
CNOOC	SINA
Rolls-Royce	Bridgestone
British American Tobacco	Sinopharm Group
Samsung Electronics	SAP
Komatsu	HSBC Holdings
Potash Corp
Saipem
Wal-Mart de Mexico
Japan Exchange Group

During the past year, we opportunistically exited names that were no longer compelling for a variety of reasons. Among these, we closed a number of positions in the financials space, including our holding in Royal Bank of Scotland, as we felt that we could no longer accurately judge the bank’s long-term earnings potential. Proceeds from the sale were invested in ING. Our shares in Itau Unibanco and HSBC were sold in order to make room for what we perceive to be better opportunities, while Allianz and Japan Exchange Group reached their price targets during the period.

A number of holdings in the technology space (information technology, telecommunication, semiconductors) were also exited during the period. Mercadolibre was sold on heightened geopolitical risk due to the company’s exposure to Venezuela, while Yandex was sold in order to reduce the portfolio’s risk exposure to the Russia and Ukraine region as well as to improve the portfolio’s basket diversification. We decided to exit ARM Holdings as the stock has experienced an increase in downside price pressure as slowing smartphone sales have potentially negatively impacted earnings growth. SINA was sold in order to reduce the portfolio’s exposure to emerging market internet names. SAP was sold due to increased turnover among top management and over uncertainty regarding the success of the company’s cloud strategy. Samsung Electronics was sold to make room for what we perceive to be better opportunities while KDDI Corp was sold as it had reached its price target.

Of the portfolio’s holdings housed in the consumer discretionary and consumer staples sectors, Bridgestone was exited due to deteriorating fundamentals as operating margins were down across most regions. In addition, Bridgestone continues to lose market share in the U.S. with its Firestone brand. Our small position in Swatch was sold as it had appreciated nicely since time of purchase. Since we were not willing to add to the position at current price levels, we decided to sell in order to free-up cash for other opportunities. We sold British American Tobacco as there was some earnings risk associated with weakening revenue currencies when being translated back to Sterling. Wal-Mart de Mexico was sold as company growth slowed due to regulatory/legal troubles. We exited Natura Cosmeticos over uncertainty regarding the Brazilian macroeconomic landscape and company-specific hurdles, including the potential for heightened competition.

In materials and industrials, Teck Resources was sold as the company met competitors’ lowered production costs, and thus industry cost curve. The lowered prices have made the company’s expansion opportunities less attractive and more of a bet on commodity prices and less on the company’s ability to execute on the original investment thesis. Rolls-Royce was exited as expected margin improvement in certain business units had not materialized as expected. Additionally, we were concerned with some of management’s recent decisions regarding capital allocation. Our holding in Komatsu was sold due to deterioration in the mining equipment markets and as the company is highly correlated with China. Syngenta was sold due to deteriorating fundamentals and Potash Corp was exited due to a lack of clarity on the company’s pricing structure.

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In the energy space, Tullow Oil was sold as the performance in their exploration portfolio was not as positive as originally expected. We felt like it would be difficult for the company to grow their asset value per share in any meaningful way in the near future and decided to exit the position. We decided to exit Saipem because of slowing demand for the company’s onshore and offshore drilling and platform construction services. CNOOC was sold in order to make room for what we perceive to be better opportunities.

Finally, we sold our position in Sinopharm Group, a healthcare equipment and services provider, in order to make room for better opportunities.

As we enter the 6th year from the market bottom, equity markets have continued to move higher fueled by a steady dose of monetary stimulus from the three major developed market economies (U.S., Europe, and Japan). While we appear to be entering the late innings of the Federal Reserve’s monetary intervention, attempts to spur growth through monetary stimulus outside of the U.S. appear to be just getting started. Japan shows little sign of backing down from their current rate of Japanese Government Bond purchases, though they have held off from moving aggressively into other types of asset purchases as economic data has largely continued to come in better than expected. Europe has been reluctant to embark on true quantitative easing, focused first on improving capital flow with targeted measures designed to transmit low credit costs from the core economies to the periphery. Judging from peripheral sovereign spreads, they appear to have achieved some success. The next step will be spurring more robust demand in Europe which may require the addition of unconventional monetary policy – a prospect that is proving difficult for Germany to support without further fiscal restraint from the periphery.

A key area of focus in the near term remains the evolving nature of U.S. monetary policy and its impact on both U.S. and global growth, as well as enthusiasm for dollar-funded foreign investments. Expectations call for U.S. interest rates to begin to rise as early as 2015, which is likely to pressure various currencies around the world. Lower exchange rates are likely to be welcomed in regions fighting deflation such as Europe and Japan, but may prove to be an unwanted headwind for some emerging markets. Once again, we revert to an outlook that has been all too familiar in the post-crisis era. Regional performance and enthusiasm for equities potentially sits in the hands of a few policy makers. We will continue to deemphasize the impact of these difficult-to-predict decisions on our portfolio through geographic balance, diversification, and the deployment of our three basket approach.

We have maintained a consistent philosophy and repeatable process since inception, and trust that recent portfolio activities will contribute to favorable investment results in the future. Our investment team continues to explore compelling opportunities, taking advantage of volatility created by reaction to macroeconomic and company news flow. Our rigorous research effort remains a key element of our potential for investment success.

The performance data quoted represents past performance; it does not guarantee future results.

The views expressed by the portfolio managers reflect their professional opinions and should not be considered buy or sell recommendations. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets generally, nor are they intended to predict the future performance of any Thornburg Investment Management account, strategy or fund.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Holdings may change daily and may vary among accounts.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.

The MSCI All Country (AC) World ex-U.S. Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index returns reflect the reinvestment of dividends and other earnings, are net of withholding taxes, and do not include any trading costs, management fees or other expenses. Net index returns are net of withholding taxes from a Luxembourg tax perspective.

Portfolio construction will have significant differences from that of a benchmark in terms of security holdings, industry weightings, asset allocations and number of positions held, all of which may contribute to performance, characteristics and volatility differences.

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Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST NATURAL RESOURCES FUND

Performance

Returns of commodity-oriented equities have a habit of varying wildly over short time intervals; as an example, the Frost Natural Resources Fund (the “Fund”) posted its best monthly return in June of 6.7%, while January’s return reflected a decline of 5.8% marking another extreme. January’s returns were impacted by investor sentiment related to oil prices and global demand, with sentiment then being as gloomy as the weather in the Northeast. Conversely, June returns benefitted from stable, albeit high energy prices, paired with heightened geopolitical risks (Iran, Iraq, Syria, Libya & Ukraine) and an improving global macroeconomic environment. Throughout, our focus remained on selection of companies with strong cash generating businesses. We continue to focus on the fundamental factors which drive excess returns over the long haul; favorable geology, an advantaged industry position, and solid operational management with a history of generating excess returns for shareholders.

Over the past year, renewed interest by investors in commodity-linked equities proved beneficial to Fund inflows, and performance, as our assets under management grew to exceed $72 million by fiscal year end. The Fund posted a return of 16.48% (Institutional Class) for the year ended July 31, 2014, commensurate with the return of the broader equity market (as measured by the S&P 500’s 16.9% return for the same period). The Fund did underperform its benchmark, the S&P North American Natural Resources Index, which posted a phenomenal 21% return. In comparing returns over the year, we determined that allocation decisions were slight detractors to returns; while stock selection detracted more meaningful. The Fund saw favorable contributions from its non-energy materials holdings and its process industries, while energy minerals resulted in a slight headwind. The single largest impact to performance came from the industrial services sector, where stock selection was hampered by poor performance from any stock having exposure to deepwater exploration & production. During the year, several large deepwater projects were either delayed or postponed indefinitely, resulting in negative earnings revisions and lowered investor expectations. While our exposure to this segment of the energy market is relatively modest, it nonetheless negatively impacted performance.

For the fiscal year, the Fund’s top contributors were also some of our largest positions; while conversely, the vast majority of detractors were positions which held average to below average allocations. EOG Resources, Schlumberger, Halliburton, Conch Resources and Suncor Energy were the top five contributors to returns, and each was also a top ten holding. Digging further, the top 10 contributors in the quarter held an average allocation of 3.5% versus the top 10 detractors holding a 1.1% average allocation. The strategy remains highly concentrated as our top ten positions account for 42.5% of total assets across a holdings base of 42 total assets. Detractors to performance in the quarter were a combination of benchmark holdings which we didn’t own (ConocoPhillips and Williams Companies Inc.) and those which were owned. Portfolio holdings which detracted from performance included: Cobalt International, Petrobras, Westport Innovations, KBR and Cameron. Of the top five detractors, only Cobalt remains in the portfolio at present. Aside from certain stock specific issues, one theme which was consistent across the list of detractors was their exposure to deepwater energy development. Cobalt, Petrobras, Ensco, Hornbeck Offshore, and Rowan are all exposed to this segment; which came under pressure late in 2013, continuing through the first half of 2014, as the large investors in this arena (namely the Integrated oil companies) chose to shift capital away from deep water development towards North American shale opportunities. It is our contention that this shift is likely to be short in its duration, as the opportunities for production growth from shale plays for the IOC’s will prove to be insufficient when weighed against their natural production decline curves. We believe the shift of capital towards shale is a near-to-intermediate term phenomenon, and we expect improved deepwater activity in the second half of 2015.

Over the year, eight new positions were initiated while twelve were eliminated. Portfolio turnover remains at about 40%, and the portfolio remains reasonably concentrated. Existing holdings which saw material allocation increases during the period included: Halliburton, Phillips 66, Suncor and Marathon Oil.

Outlook

At present, the Fund is positioned for an improving environment in terms of global oil-driven activity. We continue to view the global oil market as balanced and have selected stocks that we feel have pricing power and the potential to take market share, as capital intensity continues to increase across the industry. The Fund remains tactically overweight the North American E&P segment, in addition to the oilfield services group. The former is a beneficiary of increased oil recovery rates and lower development costs thanks to the ongoing North American shale experience; while the latter benefits from a re-allocation of capital as the industry’s migrates towards pad drilling, longer lateral drilling lengths and increased service intensity per well. Other meaningful tactical allocations include an under weight position to the slower growing and opportunity constrained integrated oils, as well as to the precious metals & mining stocks.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST NATURAL RESOURCES FUND

We believe that the outlook for returns from company-specific value creation remains as robust as ever; companies across the resources spectrum create value by investing in projects that generate a return which exceeds their cost of capital. This value is a function of the magnitude of a company’s reinvestment opportunities and the cost of bringing those projects into production. The greater the reinvestment opportunities, the steeper the cost curve, and the lower a company’s costs, the greater the potential returns are from value creation. Over longer periods of time, cost-advantaged companies with opportunities to redeploy capital have been able to grow net asset value by more than 10-20% per annum without the benefit of rising commodity prices. Since the cost curves for many commodities remain steep, with some continuing to steepen, we believe that the outlook for returns from company-specific value creation remains favorable for those companies with significant reinvestment opportunities at the low end of their respective supply cost curves. To date, the manager continues to allocate capital towards those holdings in which we have a high degree of conviction and where the upside/down side ratios remain attractive.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The S&P North American Natural Resources Sector Index is a modified-capitalization weighted equity index containing stocks selected from a universe of U.S. traded stocks, based on a set of objective screening criteria.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST NATURAL RESOURCES FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Class A Shares commenced operations on September 27, 2011.

(3)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Investment Objective

The long-term investment objective of the Cinque Partners strategy is to seek long-term capital appreciation and current income. Our investment approach draws from multiple sources of alpha:

•	Improve the long portfolio

We start with a disciplined, multi-perspective approach to stock selection and portfolio construction that may add alpha even in tough equity markets.

•	Add a second alpha stream: volatility

We translate stock market volatility into an alpha contributor using S&P 500 Index options. We have found that a risk target of 0.75 (50% S&P 500, 50% BXM)i can offer the best potential combination of maximum upside and minimum downside capture.

•	Manage to an optimal risk/return ratio

Over shorter periods, however, we can potentially add more alpha by taking on or shedding risk as our views of the market dictate. Our proprietary hedge model balances the trend of volatility with the expected return of the long portfolio, seeking to reduce drawdowns while capturing upside.ii

Using S&P 500 Index options, we expect to dial up risk by hedging less when volatility is decreasing and dial down risk by hedging more when volatility is trending higher.

•	Capture premium income

When added to dividends, option premiums may contribute to our annual income goals.iii Income and capital appreciation do not have to be mutually exclusive.

Over a full market cycle, this strategy may allow us to improve on the long-only portfolio by taking more of the market’s upside than we give up on the downside.

Performance Update

As of 7/31/2014

Performance	2014 YTD	2Q2014	1 Year	1Q2014	2013	4Q2013	3Q2013	2Q2013	1Q2013	Inception[3]
Frost/Cinque Large Cap BuyWrite[1]	5.65%	4.81%	14.90%	2.00%	20.33%	8.56%	3.34%	1.13%	6.07%	15.47%
Policy Benchmark[2]	5.56%	4.19%	14.68%	2.13%	22.52%	8.81%	3.03%	1.48%	7.72%	17.22%
CBOE S&P 500 BuyWrite Index	5.44%	3.14%	12.41%	2.44%	13.26%	7.13%	0.82%	0.04%	4.82%	11.34%
S&P 500	5.66%	5.23%	16.94%	1.81%	32.39%	10.51%	5.24%	2.91%	10.61%	23.32%
MorningStar Long/Short Equity	1.80%	2.15%	7.55%	0.86%	14.64%	4.72%	3.47%	0.72%	5.04%	10.15%

Past performance is no guarantee of future results. These results should not be interpreted as indicative of the future performance of the Cinque Partners Funds. Indicated returns are composite returns and are for informational purposes only. Composite data is based on a composite of all accounts with identical strategy managed by Cinque Partners for the referenced period, including accounts managed by the Cinque Partner’s investment team prior to formation of Cinque Partners. Cinque Partners is comprised of the identical investment team that has been managing such accounts since their inception and the investment strategy of such accounts remains the same. There is no guarantee similar investments will be available in the future. This presentation is not intended to be used, in and of itself, to determine which securities to buy or sell. The referenced indices are not investable. Please see the Disclosures section for information regarding the use of indices, including those that make up the Policy Benchmark.

1.	Net of management and administrative fees.

2.	Policy Benchmark is based on 50% BXM Buy-Write Index and 50% S&P 500 Index to reflect a passive strategy with maximum written 50% on notional value.

3.	Inception of the Frost/Cinque Large Cap BuyWrite Equity Fund: 12/03/2012. Indicated returns are annualized for each of the Policy Benchmark, CBOE S&P 500 BuyWrite Index, S&P 500 Index and the Morningstar Long/Short Equity Category.

Source: FactSet. The views discussed herein are not intended to constitute investment advice with respect to the particular investment strategy referenced or the Policy Benchmark, nor a recommendation to purchase or sell any investment.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

3/31/2014

5 Largest Stock Holdings
Name	Portfolio %	Cummulative %
CVS CAREMARK CORP	3.32%	3.3%
APPLE INC	2.35%	5.7%
WALGREEN CO	2.22%	7.9%
DEERE & CO	2.12%	10.0%
MOLSON COORS BREWING CO	2.05%	12.1%

7/31/2014

5 Largest Stock Holdings
Name	Portfolio %	Cummulative %
CVS CAREMARK CORP	2.94%	2.9%
APPLE INC	2.83%	5.8%
CHEVRON CORP	2.15%	7.9%
AT&T INC	1.97%	9.9%
WALGREEN CO	1.95%	11.8%

Source: FactSet. Inclusion of these securities is not intended to constitute investment advice with respect to the particular securities referenced, nor a recommendation to purchase or sell these or any investment. The holdings and allocations are subject to change.

Second Quarter Review and 2014 Outlook

The S&P 500 Index continued its relentless move upward in the second quarter and returned 5.23% pushing the year-to-date return to 7.14%*. Meanwhile the VIX index, which tends to move in the opposite direction of the market, is trading in the low teens, near its historical low and closed the month at 11.57, below its recent average of 18.04 and well below its longer-term average of about 21*. The market’s 30 days realized volatility (the annualized standard deviation of daily returns over the last 30 days) has sunk even lower and was in the single digits by the time the quarter ended.

Cinque Partners remains an investor in what we believe to be highly regarded companies that are able to grow their business through service, innovation and with management that provide solid financial stewardship. As of 6/30, our five largest holdings included companies from Consumer Staples, Information Technology and Energy. The weighted average Market Capitalization of our portfolio holdings was about $121 billion and had an average trading volume of about 21 million shares daily*. Selecting highly liquid stocks allows us to limit market impact when/if we need to move quickly.

The Trend of Low Market Volatility Continues

As we noted in our June 5, 2014 blog post, BlackRock’s Russ Koesterich made a case for the high historical correlation between the high-yield bond to US treasury spread and market volatility. Indeed periods when monetary policy is accommodative and credit is easy to get tend to coincide with times when volatility is benign. We can use this relationship as the canary in the coal mine and anticipate a return to more volatility when the spread starts to widen. The Fed, however, has made it quite clear that it intends to keep money flowing and make borrowing relatively easy.

*	Source: FactSet. Investment in options involves certain risks. Please see the Disclosure section for risks of investing in options. This presentation is not intended to be used, in and of itself, to determine which securities to buy or sell. It is merely a quantitative tool used by Cinque Partners to determine option hedge strategies. There is no guarantee similar investments will be available in the future. Investing in options may result in losses.

The Relationship Between Implied and Realized Option Volatility is Still Attractive

An important aspect of our approach relies on the historically persistent arbitraging opportunities available in the index options market. As the chart below indicates, the market’s expected volatility implied by option prices (VIX orange line) has traditionally been above the realized or actual market volatility over 30 day periods (blue line). This tells us that option market participants tend to overprice risk and that net sellers of risk (i.e. those who sell index call options) can therefore collect those inflated premiums. In periods of low volatility the spread between implied and realized volatility is key. As of this writing, although volatility is low in absolute sense, the spread between implied and realized volatility at expiration is still attractive. As long as we are able to retain at least part of the option premium at expiration, we are potentially adding alpha to the strategy. As one can see graphically on this chart, the implied/realized volatility spread has been on the high-end of its historical range recently.

Beware of Complacency Toward Risk

These near historical low levels of market volatility come in stark contrast with what appears to be intensifying geopolitical risks on many fronts. The instability in Ukraine has become part of the daily discourse and the recent shooting down of a passenger jet is a new step up in the escalation of violence. Western countries suspect Russian involvement. As many European nations are heavily dependent on Russian oil and gas the sanctions levied against Russia could slingshot back and severely impact their own economy.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Pockets of speculation in leverage are beginning to appear in more thinly traded sovereign debt and emerging market currencies. Italy, Spain and even Greece are indeed able to borrow at rates that seem out of line with their credit rating.

Finally, Israel’s recent incursions in the Gaza strip and territorial disputes between China and Vietnam all have the potential to destabilize a global economy which is still in recovery mode.

These events represent real risks for the financial markets and could put a damper on their performance. We believe that investors expecting more modest returns may be seeking new sources of alpha. The Cinque Partners strategy aims to harness volatility and turn it into an alpha contributor regardless of whether that volatility should come from geopolitical events or simply a return to its historical mean.

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DISCLOSURES

All investments in securities involve a risk of loss of capital and no guarantee or representation can be made that an investment will generate profits or that an investment will not incur loss of invested capital.

Options carry a high level of risk and are not suitable for all investors. While an investment in options may provide an investor the opportunity to earn profits while limiting risk of loss, an option holder runs the risk of losing the entire amount paid for the option in a relatively short period of time. An option writer may be assigned an exercise at any time during the period the option is exercisable. The writer of a covered call forgoes the opportunity to benefit from the increase in value of the underlying interest above the option price, but continues to bear the risk of a decline in the value of the underlying interest. The writer of a put option bears a risk of loss if the value of the underlying interest declines below the exercise price, and such loss could be substantial if the decline is significant.

Past performance does not indicate future results. There can be no assurance that the investment objectives of any account or fund managed by Cinque Partners LLC will be achieved or that its historical performance is indicative of the performance it will achieve in the future. Individual investor performance may differ based on date of investment, security availability and price, and actual fees paid. The value or income associated with a security may fluctuate. Investments discussed in the presentation may be unsuitable for some investors depending on their specific investment objectives and financial position.

This document is not a solicitation for investment. This material is for one-on-one presentation only. This report is strictly confidential and is intended solely for the information of the person to whom it was delivered. It may not be reproduced or redistributed in whole or in part, nor may its contents be disclosed to any other person under any circumstances.

The Cinque Partners strategy uses option sales, both covered call writing and collateralized put writing, in an effort to generate income and manage risk, as well as support the rebalancing of the underlying long equity portfolio. From a portfolio perspective, The Cinque Partners policy target is to be 50% written. A combination of calls and puts is utilized to seek to achieve this policy target based on meeting specific criteria for the alignment of strike and target prices along with requirements for static returns, if-exercised returns and probability of exercise. No investment strategy can guarantee investment returns or eliminate risk.

No Warranty. Cinque Partners LLC does not warrant the accuracy, adequacy, completeness, timeliness or availability of any information provided by third-parties. Nothing in this report is intended by Cinque Partners LLC to be the giving of investment advice to any single investor or group or investors and no investor should reply upon or make any investment decision based on the contents of this article. This article is not intended to be used in connection with the offering for purchase or sale of any security. Cinque Partners LLC makes no representation as to the appropriateness of the strategies discussed herein for any investor. Before adopting any investment strategy, including any strategies discussed herein, investors should consult with a recognized investment adviser familiar with their particular financial circumstances.

The views discussed herein with respect to specific securities, indices and markets are not intended to constitute investment advice with respect to same and should not be considered a recommendation to buy or sell any particular security.

Indices: The indices and benchmarks shown are for comparison purposes and are unmanaged and are not available for investment. The methodologies for any indices referenced herein are the property of the respective owners of the relevant index and may be covered by one or more patents or pending patent applications. Their performance returns do not reflect the deduction of any advisory fees or commissions.

S&P 500 Index: An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

CBOE BXM Index: A passive total return index based on selling the near-term, at-the-money S&P 500 Index (SPX) call option against the S&P 500 stock index portfolio each month, on the day the current contract expires.

VIX: The Chicago Board of Options Exchange (CBOE) Volatility Index shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward-looking and is calculated from both calls and puts. The VIX is a widely-used measure of market risk and is often referred to as the “investor fear gauge”. Please see Important Information section for important disclosures regarding the use of indices.

At-The-Money Option Contracts: An option with a strike price that is equal, or approximately equal, to the current market price of the underlying asset.

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DISCLOSURES (Continued)

Out of the Money Option Contracts: A call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset.

Alpha: A measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Sharpe Ratio: Calculated using the risk-free rate in the appropriate currency over the period analyzed. Where an investment has underperformed the risk-free rate, the Sharpe ratio will be negative. Because the Sharpe ratio is an absolute measure of risk-adjusted return, negative Sharpe ratios are shown as N/A, as they can be misleading. Financial statistics that assume a normal distribution of returns from an investment strategy such as volatility, correlation and Sharpe ratio, may underrepresent the risk of sizeable rapid losses from such investment strategy.

Treynor ratio: A risk-adjusted measure of return based on systematic risk. It is similar to the Sharpe ratio, with the difference being that the Treynor ratio uses beta as the measurement of volatility.

Standard deviation: Also known as historical volatility and is used by investors as a gauge for the amount of expected volatility. Standard deviation is calculated as the square root of variance.

Tracking Error: This measure reports the difference between the return received and that of the benchmark.

Upside/Downside Capture: These ratios show investors whether a given investment vehicle has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and by how much.

Beta: A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Correlation: A statistical measure of how two securities move in relation to each other.

Investment and Insurance Products:
Are Not insured by the FDIC or any other federal government agency	Are Not deposits of or guaranteed by the Bank or any affiliate	May Lose Value

[i]

CBOE S&P 500 BuyWrite Index (BXM) is a passive total return index based on buying an S&P 500 stock index portfolio, and “writing” (or selling) the near-term at the money S&P 500 Index (SPXSM) “covered” call option.

ii	For additional information and views regarding equilibrium based approach, please see Litterman 2003.

iii

No levels of distributions can be expected. There can be no assurance that this or any strategy, account, or the Benchmark will be able to implement its investment objective or avoid substantial losses.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Class A Shares commenced operations on December 3, 2012.

(3)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST ALLOCATION FUNDS

Asset Allocation Funds Commentary Fiscal Year End 2014

Frost Investment Advisors transitioned two mutual funds (ticker symbols FDSFX and FIBTX/FASTX) and launched one new mutual fund (ticker symbol FAACX) during the second half of fiscal 2014, completing a suite of asset allocation funds. Each fund is actively managed to balance risk and return to satisfy long term investment objectives for the conservative, moderate, and aggressive investor. A diversified mix of proprietary and third-party managed mutual funds and exchange traded funds are used to help achieve each Fund’s objectives.

Performance Review

The Frost Conservative Allocation Fund

Since its transition on March 31, 2014, the Frost Conservative Allocation Fund (the “Fund”) had a total return of 1.5% versus 2.7% for its benchmark, a combination of 51% Barclays U.S. Aggregate Bond Index, 9% Barclays Global Aggregate ex-USD Index, 30% S&P 500 Index, and 10% MSCI All Country World ex-US Index. The Fund’s underperformance can be attributed to the conservative positioning of the portfolio having approximately 8% less invested into equities vs. its benchmark during the period when equities more than doubled the returns of fixed income. For the fiscal year ended July 31, 2014, the Fund returned 7.01% versus the benchmark return of 9.14%. Returns reflect the load waived A share class performance.

The Frost Moderate Allocation Fund

Since its transition on March 31, 2014, the Frost Moderate Allocation Fund (the “Fund”) had a total return of 2.5% versus 3.2% for its benchmark, a combination of 34% Barclays U.S. Aggregate Bond Index, 6% Barclays Global Aggregate ex-USD Index, 45% S&P 500 Index, and 15% MSCI All Country World ex-US Index. The Fund was more exposed to domestic equities and less exposed to international equities than its benchmark in the period. For the fiscal year ended July 31, 2014, the Fund returned 11.36% (Institutional Class) and 11.03% (Class A) versus the benchmark return of 11.61%. Returns reflect the load waived A share class performance.

The Frost Aggressive Allocation Fund

The Frost Aggressive Allocation Fund (the “Fund”) was launched on May 19, 2014 and does not yet have a significant performance history to report vs. its benchmark. Since inception, the Fund has returned 2.50% vs. 3.18% for its benchmark, a combination of 17% Barclays US Aggregate Bond Index, 3% Barclays Global Aggregate ex-USD Index, 60% S&P 500 Index and 20% MSCI All Country World ex-US Index for the quarter ended June 30, 2014. With respect to how this Fund is positioned, there is a natural resource holding that is somewhat unique to a fund in this peer group, an asset we expect will add value over time. For the fiscal period ended July 31, 2014, the Fund returned 1.10% versus the benchmark return of 2.04%. Returns reflect the load waived A share class performance.

Outlook

Global risk appears to be increasing as the new fiscal period begins, with the conflict in the Middle East continuing to flare up, and Russia causing uncertainty in the Ukraine. Inflation indicators remain tame and the most recent housing data has been encouraging after some recent weakness. As always, we know that these, or other as yet unrecognized events, could raise headwinds for global financial markets, introducing volatility for some of the riskier asset classes. In our view, at this point economic fundamentals appear to be solid and a probable source of strength through any minor crises. With these challenges in front of us, the managers believe that the Frost Asset Allocation Funds are well positioned for the period.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. The Fund is subject to the risks and expenses of its underlying investments, including those related to investments in exchange-traded products, small- and mid-cap companies, REITS, options, and bonds. Though hedging activities, including option collar hedges, may assist in reducing tail, or extreme volatility risk, there is no assurance that hedges will protect against significant, unforeseen market risks. The establishment of hedges, including embedded hedge strategies in liquid alternative investment products, may well reduce or cap potential upside gains. Collar is an options strategy that attempts to limit the range of possible positive and negative returns on an underlying stock and can be established by holding shares of an underlying stock, purchasing a protective put, and writing a covered call on that stock.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CONSERVATIVE ALLOCATION FUND*

Growth of a $10,000 Investment

*	As of March 31, 2014, the Fund’s benchmark changed from the Blended 55/40/5 CBOE Index/HFRI Index/BofA Merrill Lynch Index to the Morningstar Conservative Allocation Index and the Blended 30/10/51/9 S&P 500 Index/MSCI All Country World ex-U.S. Index/Barclays U.S. Aggregate Bond Index/Barclays Global Aggregate ex-USD in connection with the Fund’s strategy change.

(1)	Class A Shares commenced operations on January 7, 2011.

(2)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MODERATE ALLOCATION FUND†

Growth of a $1,000,000 Investment

†	As of March 31, 2014, the Fund’s benchmark changed from the Blended 48/12/40 S&P Index/MSCI Index/Barclays Index to the Morningstar Moderate Allocation Index and the Blended 45/15/34/6 S&P 500 Index/MSCI All Country World ex-U.S. Index/Barclays U.S. Aggregate Bond Index/Barclays Global Aggregate ex-USD in connection with the Fund’s strategy change.

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Class A Shares commenced operations on June 30, 2008.

(3)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to June 30, 2008 for both the Institutional Class Shares and the Class A shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is July 31, 2006 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Fund results

During the year ended July 31, 2014, the Frost Total Return Bond Fund (the “Fund”) produced a total return of 6.22% (Institutional Class Shares) and 5.96% (Class A Shares) versus 3.97% for the benchmark index, the Barclays U.S. Aggregate Bond Index.

Strategic impact

The following factors affected returns in the period:

•	Similar to prior years, the Fund produced a higher level of interest income relative to its benchmark and income in the period was a meaningful portion of the Fund’s total return;

•

The Fund’s average maturities and duration were less than the benchmark index. This defensive interest rate position hurt the Fund’s relative performance to the index. The majority of the underperformance came from a material underweight for the ten to thirty year maturities, which produced returns more than double the overall benchmark;

•

The Fund was overweight the Commercial MBS (“CMBS”) sector, which helped relative performance as the sector outperformed the index as a whole. The CMBS allocation was responsible for approximately 2% of the Fund’s excess performance relative to the index;

•

The Fund’s holdings in the Corporate sector materially outperformed both the benchmark and the Corporate bonds within the benchmark. The Fund was overweight the Financials sector, which outperformed as well. The Fund’s contribution in performance relative to the benchmark here was approximately 0.12 % for the year;

•

The Fund’s US Treasury portfolio underperformed the Treasury bonds within the benchmark as a result of our underweight to the long-end of the yield curve. Treasuries in general underperformed the overall index, causing the Fund’s underweight allocation to help performance for the year by approximately 0.50%.

Portfolio strategy and outlook

We expect to keep the Fund’s interest rate profile to remain defensively positioned in anticipation of higher interest rates in the future. We may take advantage of the recent pickup in market volatility to tactically increase or decrease the Fund’s interest rate position over shorter periods. With yields as low as they are, we believe active management of the Fund’s interest rate profile is a necessity in order to successfully navigate this market at this time. We may decide to tactically increase the duration of the Fund for a short time, but we expect to keep the overall profile of the Fund’s interest rate risk lower than that of the benchmark, as we view a move higher in yields sometime during the next several quarters a likely outcome, resulting in significant risk to fixed income returns.

We believe most credit sectors will out perform government bonds for the next year. We plan to maintain the Fund’s sizable allocation to the lower quality credit sectors, rotating into and out of individual holdings or sectors that exhibit positive relative value. Within the Fund’s corporate bond sector, we expect to maintain an overweight to financial names due to relative value considerations. While this allocation is certainly more volatile than other sectors, we are maintaining this position because we expect these bonds to contribute over the long term. We are reducing the Fund’s exposure to some individual holdings in the lower credit quality area primarily due to their exceptional outperformance over the past several years, resulting in lower relative valuation assessments in our opinion.

The Fund’s allocation to the CMBS sector will continue to be materially larger than the sector’s weight in the benchmark, as this sector continues to offer some of the best relative value opportunities in our view. This sector also continues to be volatile because of its significant correlation to the strength of the economy, and an on-going correction in valuations for many of the underlying commercial real estate properties. We continue to use this sector as a way to increase the income generated by the Fund, as many individual securities in this sector pay coupons between 5% and 6%. Additionally, we plan to maintain the Fund’s exposure to the CLO sector in order to add floating rate coupon exposure to the Fund.

We have been increasing the allocation to the Treasury and other US government sectors; the primary reasons for this allocation trend are twofold. First, as we slowly reduce some of the Fund’s individual holdings in the lower credit quality sectors due to current high valuations, US government securities are where we are investing the proceeds. Secondly, real yields on US Treasuries have increased and become positive. So, US Treasuries relative valuation metrics have improved recently, though admittedly they remain fairly low. The Fund’s largest sector allocation entering fiscal 2015 continues to be the Agency MBS

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

sector, although the Fund remains meaningfully underweight MBS relative to the benchmark due to relative value considerations, and the potential for a negative return outlook if rates increase over the coming year.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 2.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Bond Credit Quality as of July 31, 2014

Credit Rating(1)	Percentage of Total Investments
AAA	3%
AA	3%
A	12%
BBB	28%
BB	8%
B	4%
Government	20%
Treasuries	16%
Treasury Inflationary Protection Securities	1%
Not Rated	5%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Fund results

During the year ended July 31, 2014, the Frost Credit Fund (the “Fund”) produced a total return of 7.36% (Institutional Class Shares) and 7.11% (Class A Shares) versus 7.42% for its blended benchmark, a 50/50 weighting of the Barclays U.S. Credit & Barclays U.S. Corporate High Yield Bond Indices.

Strategic impact

The following factors contributed to returns for the year:

•

The Fund’s interest rate risk profile was less than the benchmark throughout the year, including a material underweight to investment grade bonds with maturities in excess of ten years. This defensive interest rate position was the primary reason the Fund underperformed its benchmark for the period, as investment grade corporate bonds with long maturities delivered above average returns, in correlation with the rally on the long-end of the US Treasury yield curve;

•

The Fund was overweight high yield bonds over investment grade rated securities. This position helped relative returns when compared to the benchmark, as the IG sector benefitted as a result of the sector’s longer maturity profile;

•

Within the corporate sector, the Fund was overweight CMBS and this helped returns, as this sector delivered better returns than the index. The Fund also benefitted from individual security selection in this sector, as several holdings in the Fund delivered returns in excess of 10%.

Portfolio strategy and outlook

The Fund is positioned aggressively from a credit-risk allocation perspective. We expect the high yield sector to outperform the investment grade rated sector, and are focused on generating meaningful income; as a result the Fund is overweight the below investment grade rated sector (85%) and underweight the investment grade sector (15%). The Fund’s option adjusted spread at the end of the quarter was 5% over comparable maturity US Treasury securities, which is a meaningful change when compared to the end of fiscal year 2013.

The Fund finished the year with an 18% allocation to CMBS and a 34% allocation to collateralized loan obligations (“CLO”). All of the Fund’s CLO holdings have floating rate coupons, which the Fund is using to help reduce the overall interest rate risk position. The Fund’s allocation to the CMBS sector is based on relative value assessments, and is positioned to increase the income of the Fund. The Fund finished the year with a 38% allocation to the corporate sector including; financials, construction, energy, telecommunication, healthcare, homebuilding and gaming.

The interest rate position of the Fund was positioned defensively, with the effective duration at the end of the fiscal year at 2.66%. We expect to remain defensive from an interest rate perspective for the Fund, and take a more aggressive position from a credit allocation perspective. We are closely monitoring the rise in valuations in the high yield sector, as values have increased to levels where it seems it will be difficult for them to rise further in the 2nd half of calendar year 2014. It is our view that, for the next year, the high yield and other lower credit quality sectors are positioned to deliver favorable aggregate returns, even though the risk/reward pendulum has certainly shifted

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

CLO – Collaterized Loan Obligations are a type of asset-backed securities whereby payments from multiple middle market sized business loans pooled together and passed on to bond holders as security collateral. The actual loans used as collateral in a CLO are generally multi-million dollar loans called syndicated loans and are typically originally lent by a bank or other financial institution.

Effective Duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Class A Shares commenced operations on December 3, 2012.

(3)	Reflects 2.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Bond Credit Quality as of July 31, 2014

Credit Rating(1)	Percentage of Total Investments
A	3%
BBB	10%
BB	58%
B	19%
CCC	3%
Cash	4%
Not Rated	3%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Fund results

During the year ended July 31, 2014, the Frost Low Duration Bond Fund (the “Fund”) produced a total return of 1.19% (Institutional Class Shares) and 0.94% (Class A Shares) versus 1.32% for the benchmark index, the Barclays U.S. 1-5 Year Government/Credit Index.

Strategic impact

The following factors contributed to returns for the year:

•

The Fund’s interest rate duration profile was less than the benchmark. This defensive interest rate position helped the Fund’s performance relative to the benchmark, as interest rates for the short-end of the yield curve increased modestly for the year;

•	The Fund was underweight US Treasury and other government securities, and overweight corporate and securitized bonds. This helped performance relative to the benchmark;

•

The Fund was underweight US Agency fixed rate debentures, substituting floating rate US Agency MBS collateralized mortgage obligations (“CMOs”). The floating rate CMOs outperformed the fixed rate debenture sector;

•

The Fund held several individual securities across the corporate and taxable municipal sectors which underperformed their respective sectors. The Fund lost approximately 0.40% in relative performance to the index due to these individual holdings.

Portfolio strategy and outlook

Throughout the year, the Fund was, for the most part, positioned defensively in its interest rate risk profile, overweight the credit-sectors such as corporate bonds and asset-backed securities, and underweight US government sectors such as US Treasury bonds. The Fund also continued to hold a meaningful allocation to US Agency MBS with floating rate coupons as substitutes for US Treasury bonds. The Fund’s average credit rating using a composite of external credit rating firms finished the quarter as “AA-” compared to that of the benchmark average of “AA”.

We continue to hold the view that most investment grade rated credit sectors will outperform government bonds for maturities under five years, therefore we expect the Fund will continue to be underweight government securities over the next year. Having said this, we recognize that the relative valuation of the entire credit sector has continued to increase, and now sits at its richest valuations since early 2007. With this in mind, we don’t plan to increase the Fund’s current allocations to the credit sectors in any meaningful way in the near term. We believe that, while interest rates on the short-end of the yield curve should remain fairly low for 2014, the risk/return profile for taking a meaningful level of interest rate risk at this time remains unattractive. We are focused on maximizing the income that the fund creates, while maintaining the lowest possible interest rate risk profile.

Regarding credit sector allocations, we continue to hold an underweight allocation to the corporate sector and an overweight to the securitized sectors, via the Asset-Backed and Commercial Mortgage-Backed security sectors. These allocations are the result of our assessment of the relative valuation considerations between the corporate and securitized sectors.

We expect to maintain the Fund’s average maturity and duration profile positioned for higher interest rates down the road. As interest rates on the short-end of the yield curve remain at exceptionally low levels, investing in high quality securities with floating rate coupons remains a key element for the Fund. The Fund finished the quarter with approximately 48% of its holdings having floating interest rate coupons, with the majority of the Fund’s individual securities indexed to a 1-month or 3-month Libor rate.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Advisor will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 2.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Bond Credit Quality as of July 31, 2014

Credit Rating(1)	Percentage of Total Investments
AAA	24%
AA	9%
A	17%
BBB	12%
Government	13%
Treasuries	24%
Cash	1%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Fund results

During the year ended July 31, 2014, the Frost Municipal Bond Fund (the “Fund”) produced a total return of 4.44% (Institutional Class Shares) and 4.18% (Class A Shares) versus 7.27% for its benchmark index, the Barclays Municipal Bond Index.

Strategic impact

The following factors contributed to returns for the year:

•	A decline in tax-exempt yields across the yield curve contributed to a rise in valuation for most securities held in the Fund;

•	The Fund continued to produce a consistent level of interest income;

•

The Fund’s average maturities and duration were less than the benchmark. This defensive interest rate position hurt the Fund’s performance relative to the benchmark, as interest rates across most of the yield curve decreased for the fiscal year.

Portfolio strategy and outlook

We expect to maintain the Fund’s average maturity and duration profile positioned for higher interest rates in the future. We believe that rates on the short-end of the yield curve will not increase meaningfully over the next several quarters, and we have been increasing the average maturity of this Fund. We expect that even with this recent increase in maturities, the overall profile of the Fund’s interest rate risk will be lower than that of its benchmark, based on how low overall tax-exempt yields have become.

We also expect to maintain a significant allocation to Texas securities and an underweight to securities of lower quality.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Barclays Municipal Bond Index is a rules-based, market value weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must have minimum credit rating of Baa and must have an outstanding par value of at least $5 million. Bonds must be at least one year from their maturity date.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on August 28, 2008.

(4)	Reflects 2.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to August 28, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Bond Credit Quality as of July 31, 2014

Credit Rating(1)	Percentage of Total Investments
AAA	22%
AA	46%
A	19%
BBB	8%
BB	3%
Cash	1%
Not Rated	1%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER TREASURY AND INCOME FUND

Fund objective

The Frost Kempner Treasury and Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital over time, in inflation adjusted terms, through investment in full faith and credit U.S. Government obligations. For the fiscal year ended July 31, 2014, the Fund produced a total return of 2.64% (Institutional Class Shares), net of fees. For the trailing three fiscal years ended July 31, 2014, the Fund produced an annualized total return of 1.14% (Institutional Class Shares), net of fees. Comparatively, over the same time periods the Barclays US Treasury Bond Index returned 1.99% one year and 2.38% three year; and the Lipper Short/Intermediate US Government Funds Index returned 1.13% one year and 0.75% three year.

Market commentary

The U.S economy continues to slowly recover from the 2008-2009 recession. Since the beginning of 2010 through the second quarter of 2014, real GDP has grown an annual average rate of 2.2%. However, real private GDP has averaged 3.1% annually. The difference is reflective of the 7.3% drop in government spending begun in 2009 under fiscal austerity measures. Inflation remains subdued, particularly the “core” measurements which strip out food and energy costs. CPI is growing at a 2.1% annual rate through June, with a 1.9% core reading; whereas PCE, the Fed’s preferred measure, is growing at a 1.6% annual rate through June, with a 1.5% core reading.

Signs of economic improvement include the labor market, with payroll employment currently just above its 2008 peak, jobless claims at an 8-year low, and unemployment at 6.2%. Additionally, ISM indices for both manufacturing and service are nearing 9-year highs. Consumer confidence has also risen, buoyed by declining energy costs.

Economic headwinds recently noted by Federal Reserve Chairman Janet Yellen include employment suppressed below its sustainable rate, slow wage growth which indicates labor market slack, and a slow housing market.

We maintain a bullish economic outlook. Our expectations are for GDP to average 4.0% in the second half of 2014, with inflation remaining benign in the short run. In 2015 we expect the Federal Reserve to begin raising interest rates which will likely have the impact of reducing bond prices as interest rates and bond prices have an inverse relationship. As interest rates rise we expect the yield curve to continue the flattening that has been occurring all of 2014. This flattening generally occurs during a rate tightening cycle due to supply and demand factors as investors move to shorten the duration of their portfolios.

Importantly, we expect the institutional usage of short term Treasuries to increase significantly in coming years due to the regulatory changes of floating NAV and withdrawal restrictions made to Prime Money Market Funds.

Portfolio strategy

Investors have been buying U.S. Treasuries and U.S. Treasury Inflation Protected Securities (TIPS) in recent months as a safe haven, given geopolitical uncertainties. We believe one thing is certain, interest rates will rise over the next 12-18 months and correspondingly bond prices will fall. Rising interest rates results in a positive environment for new investment or reinvestment on the short end of the curve with each incremental rise in rates yet bodes poorly for longer duration portfolios on a total return basis.

In the first quarter of 2014, we added to positions in our TIPS portfolio in the 2-6 year maturity range where TIPS pricing reflected inflation expectations we believed were too low. As investors sought safe havens in the second quarter of 2014, we sold into this rally across our portfolio, taking capital gains in the process.

A longer term to maturity bond portfolio will likely find it difficult to produce a positive return in a rising interest rate scenario. This is why the Fund is comprised of TIPS and ultra-short government money market securities. One of the core reasons the Fed will raise rates is the coming expected rise in inflation. We have positioned the Fund holdings accordingly to offer our investors a defensive posture in the face of coming interest rate hikes.

Sources: Cornerstone Macro LP, International Strategy & Investment, Bloomberg

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER TREASURY AND INCOME FUND

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Barclays U.S. Treasury Bond Index is composed of all U.S. Treasury publicly issued obligations with a remaining maturity of one year or more.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER TREASURY AND INCOME FUND

Growth of a $1,000,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is November 30, 2006. (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST GROWTH EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK‡ — 99.0%
Consumer Discretionary — 21.5%
Amazon.com*	21,541	$6,742,118
BorgWarner	135,470	8,433,007
Chipotle Mexican Grill, Cl A*	12,315	8,281,837
Discovery Communications, Cl A*	93,590	7,974,804
Home Depot	105,360	8,518,356
Michael Kors Holdings*	53,595	4,366,921
Priceline Group*	8,740	10,859,013
Starbucks	119,900	9,313,832
Time Warner	104,590	8,683,062
Twenty-First Century Fox, Cl A	370,400	11,734,272
Walt Disney	103,860	8,919,497

		93,826,719

Consumer Staples — 3.7%
Costco Wholesale	67,102	7,887,169
CVS Caremark	106,385	8,123,559

		16,010,728

Energy — 7.1%
Anadarko Petroleum	63,160	6,748,646
Cameron International*	95,140	6,746,377
EOG Resources	81,256	8,892,657
Schlumberger	76,763	8,320,342

		30,708,022

Financials — 5.7%
BlackRock, Cl A	20,331	6,195,465
Charles Schwab	237,905	6,601,864
Invesco	125,189	4,710,862
Moody’s	84,845	7,381,515

		24,889,706

Health Care — 13.3%
Baxter International	104,610	7,813,321

Description	Shares	Value

Biogen Idec*	42,904	$14,346,668
Bristol-Myers Squibb	137,755	6,973,158
Celgene*	83,600	7,285,740
Gilead Sciences*	164,720	15,080,116
Zoetis, Cl A	192,545	6,336,656

		57,835,659

Industrials — 12.5%
Boeing	62,875	7,575,180
Canadian Pacific Railway	36,470	6,927,476
Cummins	68,393	9,533,300
FedEx	51,318	7,537,588
Union Pacific	161,542	15,881,194
Waste Connections	151,875	7,189,763

		54,644,501

Information Technology — 29.7%
Apple	266,196	25,440,352
Baidu ADR*	36,320	7,846,936
Cognizant Technology Solutions, Cl A*	175,437	8,605,185
eBay*	137,080	7,237,824
EMC	297,016	8,702,569
Facebook, Cl A*	170,675	12,399,539
Google, Cl A*	19,134	11,089,110
Google, Cl C*	19,459	11,122,764
Lam Research	121,790	8,525,300
MasterCard, Cl A	81,730	6,060,279
QUALCOMM	110,990	8,179,963
Salesforce.com*	100,195	5,435,579
Visa, Cl A	41,715	8,802,282

		129,447,682

Materials — 3.4%
Monsanto	96,140	10,872,473
Praxair	32,104	4,113,806

		14,986,279

Telecommunication Services — 2.1%
Verizon Communications	179,695	9,060,222

Total Common Stock (Cost $259,353,418)		431,409,518

CASH EQUIVALENT** — 1.7%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $7,260,157)	7,260,157	7,260,157

Total Investments — 100.7% (Cost $266,613,575)		$438,669,675

Percentages are based on Net Assets of $435,817,938.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2014.
‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST VALUE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK‡ — 99.4%
Consumer Discretionary — 11.5%
Lowe’s	260,380	$12,459,183
Walt Disney	149,610	12,848,507
Whirlpool	74,600	10,640,944

		35,948,634

Consumer Staples — 3.8%
Kraft Foods Group	134,430	7,203,432
Philip Morris International	56,620	4,643,406

		11,846,838

Energy — 9.9%
Halliburton	155,660	10,738,983
Suncor Energy	202,960	8,335,567
Total ADR	183,460	11,833,170

		30,907,720

Financials — 28.7%
American International Group	242,590	12,609,828
Capital One Financial	162,940	12,960,248
Citigroup	172,540	8,438,932
HSBC Holdings ADR	164,760	8,796,536
JPMorgan Chase	176,990	10,207,013
Lazard, Cl A	191,040	9,991,392
MetLife	147,410	7,753,766
NASDAQ OMX Group	231,200	9,754,328
Wells Fargo	175,450	8,930,405

		89,442,448

Health Care — 18.1%
Abbott Laboratories	253,600	10,681,632
AbbVie	182,950	9,575,603
Baxter International	162,230	12,116,959
Covidien	90,420	7,822,234

Description	Shares	Value

Novartis ADR	131,200	$11,406,528
Stryker	58,120	4,636,232

		56,239,188

Industrials — 9.8%
Boeing	116,640	14,052,787
Eaton	177,900	12,082,968
Honeywell International	47,250	4,338,968

		30,474,723

Information Technology — 14.8%
Broadridge Financial Solutions	174,060	7,026,802
Cisco Systems	475,060	11,985,764
Corning	561,920	11,041,728
Nielsen	138,010	6,363,641
Telefonaktiebolaget LM Ericsson ADR	778,800	9,680,484

		46,098,419

Materials — 2.8%
Rio Tinto ADR	153,840	8,813,494

Total Common Stock (Cost $261,123,432)		309,771,464

CASH EQUIVALENT* — 0.3%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $1,022,110)	1,022,110	1,022,110

Total Investments — 99.7% (Cost $262,145,542)		$310,793,574

Percentages are based on Net Assets of $311,768,414.

*	Rate shown is the 7-day effective yield as of July 31, 2014.
‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 87.7%
Consumer Discretionary — 11.8%
Coach	115,500	$3,991,680
Gannett	52,900	1,730,888
General Motors	90,500	3,060,710
Honda Motor ADR	93,300	3,254,304
Johnson Controls	48,400	2,286,416
Staples	264,600	3,066,714
Target	98,800	5,887,492

		23,278,204

Consumer Staples — 4.0%
Archer-Daniels-Midland	91,000	4,222,400
Wal-Mart Stores	48,000	3,531,840

		7,754,240

Energy — 11.4%
Baker Hughes	97,500	6,705,075
BP ADR	111,100	5,440,567
Ensco, Cl A	62,900	3,185,885
National Oilwell Varco	45,400	3,679,216
Occidental Petroleum	11,100	1,084,581
Royal Dutch Shell ADR, Cl A	27,000	2,209,410

		22,304,734

Financials — 15.8%
Allstate	111,000	6,487,950
Annaly Capital Management ‡	526,100	5,839,710
Bank of America	193,830	2,955,908
Barclays ADR	163,800	2,486,484
BB&T	30,200	1,118,004
Citigroup	56,100	2,743,851
Lincoln National	26,667	1,397,084
Marsh & McLennan	62,800	3,188,356

Description	Shares	Value

XL Group, Cl A	151,250	$4,876,300

		31,093,647

Health Care — 7.1%
Becton Dickinson	6,800	790,432
Merck	53,700	3,046,938
Quest Diagnostics	29,500	1,802,450
Sanofi ADR	60,300	3,151,881
Teva Pharmaceutical Industries ADR	96,200	5,146,700

		13,938,401

Industrials — 5.6%
Boeing	46,100	5,554,128
Dover	25,300	2,169,728
Raytheon	36,400	3,304,028

		11,027,884

Information Technology — 19.4%
Applied Materials	81,400	1,706,144
Black Box	144,756	2,996,449
EMC	99,400	2,912,420
Hewlett-Packard	232,600	8,282,886
International Business Machines	49,900	9,564,333
Maxim Integrated Products	36,500	1,069,815
QUALCOMM	24,100	1,776,170
Telefonaktiebolaget LM Ericsson ADR	125,700	1,562,451
Western Union	472,900	8,261,563

		38,132,231

Materials — 8.4%
Dow Chemical	126,300	6,450,141
Mosaic	69,350	3,197,729
Rio Tinto ADR	61,700	3,534,793
Rock-Tenn, Cl A	33,700	3,350,791

		16,533,454

Telecommunication Services — 4.2%
AT&T	233,692	8,317,098

Total Common Stock (Cost $154,034,354)		172,379,893

CASH EQUIVALENT* — 12.3%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 0.000% (Cost $24,099,804)	24,099,804	24,099,804

Total Investments — 100.0% (Cost $178,134,158)		$196,479,697

Percentages are based on Net Assets of $196,534,827.

‡	Real Estate Investment Trust.
*	Rate shown is the 7-day effective yield as of July 31, 2014.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST MID CAP EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 96.3%
Consumer Discretionary — 11.9%
Kate Spade*	16,470	$623,060
Michael Kors Holdings*	7,540	614,359
Polaris Industries	4,640	684,586
Starwood Hotels & Resorts Worldwide	7,000	537,880
Under Armour, Cl A*	11,505	767,959

		3,227,844

Consumer Staples — 4.3%
Monster Beverage*	10,820	692,047
WhiteWave Foods, Cl A*	16,035	477,683

		1,169,730

Energy — 9.6%
Antero Resources*	9,260	534,858
Athlon Energy*	17,793	848,014
Concho Resources*	4,765	670,912
Memorial Resource Development*	23,805	547,039

		2,600,823

Financials — 17.7%
Affiliated Managers Group*	3,180	633,615
Comerica	17,275	868,241
Genworth Financial, Cl A*	47,930	627,883
Lincoln National	15,055	788,731
Raymond James Financial	11,730	597,644
SunTrust Banks	16,245	618,122
Zions Bancorporation	24,030	692,545

		4,826,781

Health Care — 15.7%
Akorn*	25,215	855,545
Covance*	6,590	553,033
Henry Schein*	4,960	576,600

Description	Shares	Value

PerkinElmer	13,145	$607,562
Team Health Holdings*	15,090	853,339
Zimmer Holdings	8,350	835,585

		4,281,664

Industrials — 18.6%
AMETEK	15,565	757,860
B/E Aerospace*	5,975	508,711
Hexcel*	13,973	520,494
Kirby*	5,780	673,139
Middleby*	7,650	557,379
Roper Industries	4,370	629,586
Towers Watson, Cl A	5,185	528,974
Wabtec	11,045	891,110

		5,067,253

Information Technology — 14.2%
ACI Worldwide*	35,190	659,461
Akamai Technologies*	13,260	782,605
Alliance Data Systems*	2,125	557,366
Aspen Technology*	13,990	607,726
F5 Networks*	5,950	669,910
Trimble Navigation*	19,510	602,859

		3,879,927

Materials — 4.3%
Allegheny Technologies	16,540	622,731

Martin Marietta Materials	4,505	559,656

		1,182,387

Total Common Stock (Cost $20,517,803)		26,236,409

CASH EQUIVALENT** — 3.9%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $1,052,725)	1,052,725	1,052,725

Total Investments — 100.2% (Cost $21,570,528)		$27,289,134

Percentages are based on Net Assets of $27,239,456.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2014.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST SMALL CAP EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 97.1%
Consumer Discretionary — 19.5%
ANN*	26,300	$966,525
BJ’s Restaurants*	11,920	408,498
Genesco*	14,030	1,070,068
Group 1 Automotive	18,000	1,330,560
Ignite Restaurant Group*	61,500	790,275
Scholastic	22,790	807,222

		5,373,148

Energy — 9.1%
Approach Resources*	36,510	768,171
Forum Energy Technologies*	24,360	810,944
Key Energy Services*	151,600	930,824

		2,509,939

Financials — 23.3%
Air Lease, Cl A	25,380	874,341
Cathay General Bancorp	41,880	1,071,709
Encore Capital Group*	32,300	1,372,104
Hanover Insurance Group	17,970	1,038,846
ProAssurance	24,600	1,073,298
TCF Financial	62,960	995,398

		6,425,696

Health Care — 15.1%
Capital Senior Living*	22,500	554,400
Health Net*	22,000	906,180
Integra LifeSciences Holdings*	20,500	972,110
Magellan Health*	17,550	1,010,880
Quality Systems	47,500	736,725

		4,180,295

Industrials — 11.1%
Beacon Roofing Supply*	39,700	1,097,308
Harsco	38,200	965,314

Description	Shares	Value

Tetra Tech	41,800	$1,014,904

		3,077,526

Information Technology — 14.9%
ARRIS Group*	21,500	734,655
AVG Technologies*	74,500	1,266,500
Integrated Device Technology*	74,520	1,070,107
Synchronoss Technologies*	26,000	1,050,660

		4,121,922

Materials — 4.1%
Kaiser Aluminum	14,720	1,136,679

Total Common Stock (Cost $24,300,546)		26,825,205

CASH EQUIVALENT** — 3.3%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $908,102)	908,102	908,102

Total Investments — 100.4% (Cost $25,208,648)		$27,733,307

Percentages are based on Net Assets of $27,626,817.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2014.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST INTERNATIONAL EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 94.6%
Argentina — 0.7%
MercadoLibre	16,168	$1,495,540

Australia — 2.5%
ALS	150,941	1,082,253
Mineral Resources	152,254	1,546,020
OzForex Group	529,938	1,201,655
REA Group	26,116	1,137,425

		4,967,353

Belgium — 0.7%
Anheuser-Busch InBev	13,350	1,440,899

Brazil — 0.7%
Embraer ADR	8,622	327,981
Localiza Rent a Car	62,740	1,004,669

		1,332,650

Canada — 7.6%
Avigilon*	62,814	1,463,846
Canadian National Railway	21,516	1,438,347
Catamaran*	59,590	2,710,749
Constellation Software	10,905	2,590,356
Dollarama	15,238	1,254,286
Gildan Activewear, Cl A	26,156	1,531,695
Lululemon Athletica*	26,262	1,010,299
Stantec	16,790	1,065,284
Valeant Pharmaceuticals International*	17,331	2,034,486

		15,099,348

China — 3.3%
Baidu ADR*	13,833	2,988,620
Bitauto Holdings ADR*	5,746	312,352

Description	Shares	Value

Industrial & Commercial Bank of China, Cl H	1,833,224	$1,250,291
Qihoo 360 Technology ADR*	1,861	169,630
Tencent Holdings	69,292	1,125,285
Vipshop Holdings ADR*	2,000	411,080
YY ADR*	3,621	279,976

		6,537,234

Denmark — 2.2%
Chr Hansen Holding	24,584	1,016,467
GN Store Nord	39,545	1,010,814
Novo Nordisk, Cl B	50,348	2,317,629

		4,344,910

Finland — 0.5%
Kone, Cl B	24,546	1,032,101

France — 5.7%
Accor	22,966	1,112,186
Air Liquide	7,955	1,012,304
Cie Generale des Etablissements Michelin	10,114	1,109,498
Eurofins Scientific	3,024	901,627
Iliad	4,869	1,340,140
LVMH Moet Hennessy Louis Vuitton	12,616	2,170,225
Publicis Groupe	23,690	1,718,785
Total	31,053	2,002,750

		11,367,515

Germany — 2.5%
adidas	13,327	1,055,289
Deutsche Bank	21,842	746,961
Fresenius Medical Care & KGaA	23,407	1,622,520
Wirecard	44,708	1,658,322

		5,083,092

Hong Kong — 7.2%
AIA Group	406,245	2,176,417
China Mobile	186,773	2,040,802
CNOOC	748,905	1,324,715
Galaxy Entertainment Group	348,400	2,929,926
Hong Kong Exchanges and Clearing	65,594	1,469,354
Sands China	617,697	4,534,941

		14,476,155

Ireland — 5.8%
Accenture, Cl A	20,613	1,634,198
Actavis*	9,072	1,943,767
Experian	228,843	3,915,685
FleetMatics Group*	39,498	1,247,742
Perrigo	18,676	2,809,804

		11,551,196

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST INTERNATIONAL EQUITY FUND

Description	Shares	Value

Israel — 0.7%
Stratasys*	14,181	$1,425,758

Italy — 0.5%
Intesa Sanpaolo	339,325	1,007,665

Japan — 8.4%
Daiwa Securities Group	238,306	2,000,815
FANUC	8,347	1,442,615
GMO internet	93,229	1,017,213
Japan Tobacco	34,183	1,202,132
Kubota	145,137	1,910,771
Mitsubishi Estate	50,813	1,242,534
Mitsubishi UFJ Financial Group	178,655	1,053,583
Nippon Telegraph & Telephone	13,984	928,598
SoftBank	14,422	1,036,772
Sumitomo Mitsui Trust Holdings	346,716	1,508,806
Tokyo Electron	6,611	431,853
Toyota Motor	49,928	2,947,752

		16,723,444

Mexico — 0.8%
America Movil ADR, Ser L	6,300	148,491
Wal-Mart de Mexico, Ser V	587,856	1,459,857

		1,608,348

Netherlands — 3.1%
ASML Holding	12,450	1,174,160
ING Groep*	130,455	1,694,292
Koninklijke Philips	29,263	901,900
TNT Express	163,840	1,320,244
Yandex, Cl A*	34,549	1,046,144

		6,136,740

Russia — 0.5%
QIWI ADR	25,310	912,426

Spain — 1.4%
Amadeus IT Holding, Cl A	29,572	1,163,674
Banco Bilbao Vizcaya Argentaria	129,575	1,592,823

		2,756,497

Sweden — 3.8%
Arcam*	41,410	1,135,473
Com Hem Holding*	191,996	1,604,559
Hennes & Mauritz, Cl B Shares	28,374	1,159,970
Hexagon, Cl B	44,976	1,394,752
Investment Kinnevik, Cl B	33,729	1,400,004
Svenska Cellulosa SCA, Cl B	32,968	811,872

		7,506,630

Description	Shares	Value

Switzerland — 8.0%
Bravofly Rumbo Group BV*	11,344	$273,380
Cie Financiere Richemont	17,795	1,688,607
Holcim	12,964	1,037,334
Julius Baer Group	26,164	1,109,933
Nestle	34,613	2,562,749
Novartis	33,899	2,949,167
Partners Group Holding	9,365	2,347,575
Roche Holding	8,082	2,345,443
UBS	99,641	1,711,985

		16,026,173

Taiwan — 1.5%
Eclat Textile	151,419	1,679,343
Taiwan Semiconductor Manufacturing ADR	67,806	1,356,120

		3,035,463

United Kingdom — 19.1%
Abcam	165,669	1,111,034
ARM Holdings	141,010	2,007,491
AVEVA Group	52,214	1,761,810
Aviva	176,769	1,495,963
boohoo.com*	1,737,757	1,180,880
BT Group, Cl A	195,185	1,277,861
Burberry Group	41,154	978,586
Carnival	31,480	1,133,997
Compass Group	62,008	1,010,397
Delphi Automotive	26,165	1,747,822
Domino’s Pizza Group*	235,643	2,172,031
Ensco, Cl A	21,140	1,070,741
Foxtons Group	340,518	1,538,680
Hargreaves Lansdown	59,832	1,031,532
IG Group Holdings	136,919	1,406,581
Intertek Group	38,628	1,667,772
Kingfisher	381,251	1,925,658
Optimal Payments*	350,999	2,677,881
Pearson	34,298	660,702
Reckitt Benckiser Group	28,089	2,479,634
Rightmove	57,584	2,205,437
Rio Tinto	15,245	871,316
SABMiller	26,778	1,458,110
Standard Chartered	56,593	1,173,616
Telecity Group	117,655	1,573,569
WPP	27,591	549,244

		38,168,345

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST INTERNATIONAL EQUITY FUND

Description	Shares	Value

United States — 7.4%
First Cash Financial Services*	30,224	$1,704,936
Liberty Global*	33,636	1,345,104
MasterCard, Cl A	64,727	4,799,507
Priceline Group*	1,667	2,071,164
PriceSmart	12,218	1,005,541
Schlumberger	11,669	1,264,803
Solera Holdings	26,956	1,725,184
Yum! Brands	12,607	874,926

		14,791,165

Total Common Stock (Cost $184,073,051)		188,826,647

CASH EQUIVALENT** — 3.7%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $7,404,577)	7,404,577	7,404,577

Total Investments — 98.3% (Cost $191,477,628)		$196,231,224

The outstanding forward foreign currency contracts held by the Fund at July 31, 2014 are as follows:

Counterparty	Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Appreciation (Depreciation)
State Street	9/12/14- 10/28/14	EUR 6,799,100	USD 9,399,012	$292,142
State Street	1/21/15	GBP 3,265,900	USD 5,572,017	68,186
State Street	10/2/14- 11/20/14	JPY 1,015,639,700	USD 10,028,991	150,013
State Street	9/12/14- 10/28/14	USD 1,604,842	EUR 1,185,700	(16,710)
State Street	10/2/14- 11/20/14	USD 400,095	JPY 40,652,900	(4,558)

				$489,073

For the year ended July 31, 2014, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $199,619,713.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2014.

ADR — American Depositary Receipt

Cl — Class

EUR — Euro

GBP — British Pound Sterling

JPY — Japanese Yen

Ser — Series

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST NATURAL RESOURCES FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK‡ — 92.3%
Energy — 78.9%
Anadarko Petroleum	32,000	$3,419,200
Apache	20,000	2,053,200
Baytex Energy	24,000	1,029,600
Bonanza Creek Energy*	23,000	1,289,380
CARBO Ceramics	7,500	934,050
Cenovus Energy	70,000	2,149,000
Chevron	15,000	1,938,600
Cobalt International Energy*	85,000	1,361,700
Concho Resources*	12,500	1,760,000
Energy XXI Bermuda	40,000	798,400
Ensco, Cl A	25,000	1,266,250
EOG Resources	32,000	3,502,080
Exxon Mobil	15,000	1,484,100
FMC Technologies*	18,000	1,094,400
Forum Energy Technologies*	25,000	832,250
Gran Tierra Energy*	100,000	664,000
Halliburton	46,000	3,173,540
Hornbeck Offshore Services*	28,000	1,223,600
Marathon Oil	50,000	1,937,500
National Oilwell Varco	16,000	1,296,640
Noble Energy	28,000	1,861,720
Occidental Petroleum	32,000	3,126,720
Oil States International*	16,000	980,640
Phillips 66	25,000	2,027,750
Pioneer Natural Resources	5,000	1,107,300
QEP Resources	24,000	793,200
Range Resources	10,000	755,900
Rowan, Cl A	25,000	763,000
Royal Dutch Shell ADR, Cl A	14,000	1,145,620
Schlumberger	40,000	4,335,600
Stone Energy*	24,000	913,200
Suncor Energy	80,000	3,285,600
Total ADR	27,000	1,741,500
Valero Energy	24,000	1,219,200

		57,264,440

Description	Shares	Value

Industrials — 1.0%
Civeo*	30,000	$762,000

Materials — 11.0%
Goldcorp	32,000	876,800
Louisiana-Pacific*	45,000	609,300
Monsanto	12,000	1,357,080
Rio Tinto ADR	35,000	2,005,150
Silver Wheaton	35,000	913,850
Steel Dynamics	50,000	1,060,500
Teck Resources, Cl B	50,000	1,198,000

		8,020,680

Utilities — 1.4%
Calpine*	45,000	991,800

Total Common Stock (Cost $53,349,312)		67,038,920

CASH EQUIVALENT** — 7.2%
AIM STIT-Liquid Assets Portfolio, 0.020% (Cost $5,207,177)	5,207,177	5,207,177

Total Investments — 99.5% (Cost $58,556,489)		$72,246,097

Percentages are based on Net Assets of $72,604,279.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2014.
‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

REGISTERED INVESTMENT COMPANIES — 60.0%
Exchange Traded Funds — 60.0%
Consumer Discretionary Select Sector SPDR Fund (A)	51,056	$3,361,527
Consumer Staples Select Sector SPDR Fund (A)	26,652	1,148,968
Energy Select Sector SPDR Fund (A)	19,385	1,873,172
Financial Select Sector SPDR Fund (A)	275,458	6,173,014
Health Care Select Sector SPDR Fund (A)	74,051	4,511,187
Industrial Select Sector SPDR Fund (A)	67,481	3,495,516
iShares US Technology ETF (A)	73,546	7,196,476
Materials Select Sector SPDR Fund (A)	38,994	1,897,058
SPDR S&P 500 ETF Trust (A)	29,413	5,679,356
Utilities Select Sector SPDR Fund (A)	17,941	740,066

Total Registered Investment Companies (Cost $32,212,757)		36,076,340

COMMON STOCK — 38.2%
Consumer Discretionary — 5.1%
Ford Motor (A)	32,145	547,108
General Motors (A)	22,715	768,221
Viacom, Cl B (A)	12,807	1,058,755
Walt Disney (A)	7,767	667,030

		3,041,114

Consumer Staples — 6.6%
CVS Caremark (A)	22,729	1,735,586
Molson Coors Brewing, Cl B (A)	16,064	1,084,802
Walgreen (A)	16,717	1,149,628

		3,970,016

Description	Shares	Value

Energy — 6.5%
Chevron (A)	9,842	$1,271,980
ConocoPhillips (A)	7,013	578,572
Helmerich & Payne (A)	5,306	563,816
National Oilwell Varco (A)	11,398	923,694
Valero Energy	11,570	587,756

		3,925,818

Financials — 3.4%
Allstate (A)	10,134	592,332
Everest Re Group (A)	3,844	599,318
Travelers (A)	9,762	874,285

		2,065,935

Health Care — 4.8%
Aetna (A)	7,607	589,771
Amgen (A)	4,774	608,160
Merck (A)	9,482	538,009
Novartis ADR (A)	7,142	620,925
Pfizer (A)	17,728	508,793

		2,865,658

Industrials — 2.8%
Deere (A)	13,366	1,137,580
General Electric (A)	22,050	554,558

		1,692,138

Information Technology — 6.1%
Apple (A)	17,500	1,672,475
Intel (A)	21,851	740,531
Microsoft	16,092	694,531
Oracle (A)	13,565	547,890

		3,655,427

Telecommunication Services — 1.9%
AT&T (A)	32,623	1,161,053

Utilities — 1.0%
UGI	12,249	594,566

Total Common Stock (Cost $19,858,207)		22,971,725

CASH EQUIVALENT** — 1.6%
AIM STIT-Liquid Assets Portfolio, 0.020% (Cost $987,695)	987,695	987,695

Total Investments — 99.8% (Cost $53,058,659)		$60,035,760

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Description	Contracts	Value

PURCHASED OPTIONS* (B) — 0.2%
S&P 500 Index Put Option, Expires 10/18/14, Strike Price $1,950	15	$94,500
S&P 500 Index Call Option, Expires 10/18/14, Strike Price $1,950	8	30,560

Total Purchased Options (Cost $111,049)		$125,060

WRITTEN OPTIONS* (B) — (0.1)%
S&P 500 Index Call Option, Expires 08/16/14, Strike Price $1,980	(69)	$(22,770)
S&P 500 Index Call Option, Expires 08/16/14, Strike Price $1,975	(90)	(36,990)

Total Written Options (Premiums Received $234,504)		$(59,760)

Percentages are based on Net Assets of $60,136,459.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2014.
(A)	All or a portion is pledged as collateral for written options.
(B)	For the year ended July 31, 2014, the total amount of purchased and written options, as presented in the Schedule of Investments, is representative of the volume of activity for these types of derivatives during the year.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST CONSERVATIVE ALLOCATION FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
REGISTERED INVESTMENT COMPANIES — 98.5%
Open-End Funds — 71.3%
Frost Credit Fund, Institutional Shares*	11,382	$116,898
Frost Growth Equity Fund, Institutional Shares*	18,439	267,182
Frost Total Return Bond Fund, Institutional Shares*	70,719	770,834
Frost Value Equity Fund, Institutional Shares*	18,506	206,899
Hartford Floating Rate Fund	10,541	94,978
Hartford World Bond Fund	25,164	271,015
Metropolitan West Total Return Bond Fund	28,207	304,917
Templeton Global Bond Fund	17,459	231,688
Vanguard Total Bond Market Index Fund	47,601	513,133

		2,777,544

Exchange Traded Funds — 27.2%
iShares Cohen & Steers REIT ETF	1,118	98,228
SPDR S&P 500 ETF Trust	3,314	639,900
Vanguard FTSE All-World ex-US ETF	4,747	244,565
Vanguard MSCI Emerging Markets ETF	1,739	76,029

		1,058,722

Total Registered Investment Companies (Cost $3,761,320)		3,836,266

CASH EQUIVALENT** — 1.3%
AIM STIT - Liquid Assets Portfolio, 0.020% (Cost $51,258)	51,258	51,258

Total Investments — 99.8% (Cost $3,812,578)		$3,887,524

Percentages are based on Net Assets of $3,896,144.

*	Affiliated investment is a registered investment company which is managed by Frost Investment Advisors, LLC (the “Adviser”) or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended July 31, 2014 are as follows:

Value of Shares Held as of 7/31/13	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Realized Gain	Value of Shares Held as of 7/31/14	Dividend Income
Frost Credit Fund
$—	$181,187	$(64,000)	$(460)	$171	$116,898	$3,059
Frost Growth Equity Fund
$—	$323,533	$(70,000)	$11,943	$1,706	$267,182	$—
Frost Low Duration Bond Fund
$—	$268,484	$(269,779)	$—	$1,295	$—	$630
Frost Total Return Bond Fund
$—	$1,352,909	$(589,431)	$2,802	$4,554	$770,834	$16,096
Frost Value Equity Fund
$—	$246,906	$(47,500)	$6,638	$855	$206,899	$787

**	Rate shown is the 7-day effective yield as of July 31, 2014.

ETF — Exchange Traded Fund

FTSE — Financial Times and the London Stock Exchange

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST MODERATE ALLOCATION FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
REGISTERED INVESTMENT COMPANIES — 98.5%
Exchange Traded Funds — 56.1%
iShares Cohen & Steers REIT ETF	3,751	$329,563
iShares MSCI EAFE ETF	22,164	1,475,901
SPDR S&P 500 ETF Trust	31,289	6,041,593
Vanguard MSCI Emerging Markets ETF	12,466	545,013
Vanguard Small-Capital ETF	2,939	326,934

		8,719,004

Open-End Funds — 42.4%
Frost Credit Fund, Institutional Shares*	47,877	491,696
Frost Growth Equity Fund, Institutional Shares*	46,902	679,615
Frost Natural Resources Fund, Institutional Shares*	15,677	203,641
Frost Total Return Bond Fund, Institutional Shares*	212,757	2,319,052
Frost Value Equity Fund, Institutional Shares*	58,734	656,641
Hartford Floating Rate Fund	36,457	328,477
Hartford World Bond Fund	61,468	662,014
Templeton Global Bond Fund	51,142	678,655
Vanguard Total Bond Market Index Fund	52,894	570,193

		6,589,984

Total Registered Investment Companies (Cost $14,573,979)		15,308,988

CASH EQUIVALENT** — 1.1%
AIM STIT-Liquid Assets Portfolio, 0.020% (Cost $179,548)	179,548	179,548

Total Investments — 99.6% (Cost $14,753,527)		$15,488,536

Percentages are based on Net Assets of $15,543,279.

*	Affiliated investment is a registered investment company which is managed by Frost Investment Advisors, LLC (the “Adviser”) or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended July 31, 2014 are as follows:

Value of Shares Held as of 7/31/13	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Realized Gain	Value of Shares Held as of 07/31/14	Dividend Income
Frost Credit Fund
$ —	$661,146	$(168,000)	$(1,937)	$487	$491,696	$10,323
Frost Growth Equity Fund
$ —	$631,775	$—	$47,840	$—	$679,615	$—
Frost Low Duration Bond Fund
$ —	$490,323	$(492,333)	$—	$2,010	$—	$790
Frost Natural Resources Fund
$—	$189,532	$—	$14,109	$—	$203,641	$—
Frost Total Return Bond Fund
$877,103	$2,122,982	$(697,089)	$(10,928)	$26,984	$2,319,052	$65,900
Frost Value Equity Fund
$ —	$635,566	$—	$21,075	$—	$656,641	$3,792

**	Rate shown is the 7-day effective yield as of July 31, 2014.

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST AGGRESSIVE ALLOCATION FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
REGISTERED INVESTMENT COMPANIES — 98.1%
Exchange Traded Funds — 52.8%
SPDR S&P 500 ETF Trust	929	$179,381
Vanguard FTSE All-World ex-US ETF	768	39,567
Vanguard MSCI Emerging Markets ETF	679	29,686
Vanguard Small-Capital ETF	131	14,572

		263,206

Open-End Funds — 45.3%
Cohen & Steers Institutional Reality Shares	243	11,458
Frost Credit Fund, Institutional Shares*	908	9,326
Frost Growth Equity Fund, Institutional Shares*	3,644	52,805
Frost Natural Resources Fund, Institutional Shares*	1,148	14,916
Frost Total Return Bond Fund, Institutional Shares*	3,099	33,785
Frost Value Equity Fund, Institutional Shares*	4,572	51,113
Hartford Floating Rate Fund	530	4,776
Hartford World Bond Fund	1,316	14,169
Templeton Global Bond Fund	1,128	14,970
Vanguard Total Bond Market Index Fund	1,680	18,110

		225,428

Total Registered Investment Companies (Cost $486,398)		488,634

CASH EQUIVALENT** — 0.9%
AIM STIT-Liquid Assets Portfolio, 0.020% (Cost $4,756)	4,756	4,756

Total Investments — 99.0% (Cost $491,154)		$493,390

Percentages are based on Net Assets of $498,266.

*	Affiliated investment is a registered investment company which is managed by Frost Investment Advisors, LLC (the “Adviser”) or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the period ended July 31, 2014 are as follows:

Value of Shares Held as of 5/19/14	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Realized Gain	Value of Shares Held as of 07/31/14	Dividend Income
Frost Credit Fund
$ —	$9,443	$ —	$(117)	$ —	$9,326	$110
Frost Growth Equity Fund
$ —	$50,935	$ —	$1,870	$ —	$52,805	$ —
Frost Natural Resources Fund
$ —	$32,550	$(19,000)	$390	$976	$14,916	$ —
Frost Total Return Bond Fund
$ —	$33,939	$ —	$(154)	$ —	$33,785	$282
Frost Value Equity Fund
$ —	$51,031	$ —	$82	$ —	$51,113	$96

**	Rate shown is the 7-day effective yield as of July 31, 2014.

ETF — Exchange Traded Fund

FTSE — Financial Times and Stock Exchange

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

MSCI — Morgan Stanley Capital International

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST TOTAL RETURN BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

MORTGAGE-BACKED SECURITIES — 39.5%
Agency Residential Mortgage-Backed Obligations — 19.5%
FHLMC 6.000%, 05/01/26 to 11/01/47	$1,156,827	$1,289,507
5.500%, 12/01/37	475,352	530,340
5.000%, 04/01/24	586,888	644,690
2.386%, 06/01/43 (A)	18,316,875	18,342,218
2.373%, 08/01/37 (A)	1,001,017	1,071,386
1.997%, 02/01/37 (A)	3,267,447	3,452,593
FHLMC, Ser 2012-293, Cl IO, IO 4.000%, 11/15/32	4,451,567	853,810
FHLMC, Ser 2012-3996, Cl QL 4.000%, 02/15/42	9,034,408	9,288,501
FHLMC, Ser 2012-4029, Cl LI, IO 3.000%, 01/15/27	21,097,859	2,331,151
FHLMC, Ser 2012-4054, Cl HI, IO 3.000%, 05/15/26	16,788,767	1,695,259
FHLMC, Ser 2012-4077, Cl AI, IO 3.000%, 01/15/27	35,619,674	3,960,559
FHLMC, Ser 2012-4106, Cl YI, IO 2.500%, 09/15/27	10,296,796	1,108,066

Description	Face Amount	Value

FHLMC, Ser 2012-4134, Cl BI, IO 2.500%, 11/15/27	$32,677,867	$3,451,240
FHLMC, Ser 2012-4148, Cl LI, IO 2.500%, 12/15/27	19,539,275	2,085,775
FHLMC, Ser 2013-4213, Cl IG, IO 4.000%, 06/15/43	48,726,722	11,241,640
FHLMC, Ser 2014-4349, Cl KI, IO 3.000%, 04/15/33	30,438,432	4,413,573
FHLMC REMIC, Ser 2010-3695, Cl DI, IO 4.500%, 05/15/30	3,469,637	455,390
FHLMC REMIC, Ser 2010-3747, Cl HX 4.500%, 11/15/39	10,000,000	10,737,740
FHLMC REMIC, Ser 2011-3834, Cl AI, IO 4.000%, 02/15/29	7,121,281	590,300
FHLMC REMIC, Ser 2011-3875, Cl GK 2.250%, 06/15/26	2,272,190	2,299,595
FHLMC REMIC, Ser 2011-3898, Cl FC 0.661%, 11/15/36 (A)	5,125,634	5,152,067
FNMA 5.500%, 07/01/36 to 12/01/47	876,946	952,738
5.000%, 04/01/19 to 05/01/35	2,874,328	3,085,215
4.500%, 02/01/39 to 08/01/41	19,341,017	20,939,177
3.500%, 10/01/40 to 11/01/40	2,479,418	2,528,728
3.379%, 02/01/42 (A)	9,747,804	10,124,871
2.788%, 10/01/42 (A)	8,625,736	8,800,155
2.710%, 08/01/23	3,251,881	3,225,493
2.384%, 01/01/38 (A)	8,566,517	9,195,753
2.250%, 10/30/24	10,000,000	9,271,170
2.141%, 07/01/37 (A)	5,779,166	6,131,119
FNMA, Ser 2011-146, Cl AY 3.500%, 01/25/32	5,000,000	5,002,735
FNMA, Ser 2011-4, Cl PI, IO 5.000%, 04/25/40	5,698,618	960,381
FNMA, Ser 2012-100, Cl I, IO 2.500%, 07/25/22	16,475,124	1,201,653
FNMA, Ser 2012-31, Cl LI, IO 4.000%, 07/25/40	17,522,122	2,794,451
FNMA, Ser 2012-410, Cl C5, IO 3.500%, 05/25/27	42,240,830	5,289,031

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

FNMA, Ser 2012-61, Cl KI, IO 4.000%, 12/25/41	$15,741,429	$3,267,450
FNMA, Ser 2012-68, Cl GY 3.000%, 07/25/32	5,000,000	4,735,645
FNMA, Ser 2013-36, Cl MH 2.500%, 12/25/36	10,000,000	9,465,090
FNMA, Ser 2013-5, Cl BD 2.000%, 03/25/40	4,534,897	4,354,231
FNMA REMIC, Ser 2005-66, Cl FD 0.452%, 07/25/35 (A)	2,165,782	2,159,915
FNMA REMIC, Ser 2011-103, Cl GI, IO 3.500%, 10/25/26	11,624,010	1,322,515
FNMA REMIC, Ser 2011-121, Cl JP 4.500%, 12/25/41	2,026,725	2,169,887
FNMA REMIC, Ser 2012-13, Cl JP 4.500%, 02/25/42	1,382,683	1,468,739
FNMA STRIPS, Ser 2009-397, Cl 2, IO 5.000%, 09/25/39	5,446,613	1,127,701
FNMA STRIPS, Ser 2009-400, Cl 2, IO 4.500%, 11/25/39	7,824,122	1,750,997
FNMA STRIPS, Ser 2010-404, Cl 2, IO 4.500%, 05/25/40	8,175,066	1,734,200
FNMA STRIPS, Ser 2010-405, Cl 2, IO 4.000%, 10/25/40	8,871,690	2,060,983
FNMA STRIPS, Ser 2011-407, Cl 2, IO 4.000%, 03/25/41	13,370,059	2,280,594
GNMA 4.500%, 06/15/39	1,588,650	1,723,205
2.000%, 09/20/40 (A)	2,051,053	2,139,988
GNMA, Ser 2010-138, Cl PI, IO 4.000%, 08/20/38	3,153,792	410,697
GNMA, Ser 2012-10, Cl LD 3.000%, 07/20/40	7,699,032	7,836,660
GNMA, Ser 2012-65, Cl AI, IO 3.500%, 03/20/36	9,049,176	1,030,885
GNMA, Ser 2013-144, Cl UB 3.500%, 10/16/28	1,618,715	1,707,571
GNMA, Ser 2013-36, Cl GD 3.000%, 03/20/43	2,000,000	1,837,856

Description	Face Amount	Value

GNMA, Ser 2013-42, Cl MI, IO 3.500%, 04/20/41	$9,220,803	$1,431,693
GNMA, Ser 2013-62, Cl NI, IO 4.000%, 08/20/40	22,754,812	3,744,807
GNMA, Ser 2014-32, Cl CI, IO 4.000%, 03/20/43	10,598,865	1,971,001
GNMA REMIC, Ser 2009-108, Cl WG 4.000%, 09/20/38	2,070,800	2,185,984
GNMA REMIC, Ser 2011-125, Cl BI, IO 4.000%, 12/20/30	23,233,427	2,474,072

		240,890,436

Commercial Mortgage-Backed Obligations — 20.0%
A10 Securitization, Ser 2012-1, Cl D 8.000%, 04/15/24	236,387	239,382
A10 Securitization, Ser 2012-1, Cl C 7.870%, 04/15/24 (B)	488,404	488,892
A10 Securitization, Ser 2013-2, Cl C 5.120%, 11/15/27 (B)	1,500,000	1,531,210
A10 Securitization, Ser 2013-2, Cl B 4.380%, 11/15/27 (B)	2,000,000	1,992,472
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-6, Cl H 5.183%, 09/10/47 (A)	2,000,000	1,937,600
Banc of America Merrill Lynch Commercial Mortgage, Ser 2006-6, Cl AJ 5.421%, 10/10/45	9,500,000	9,884,266
Banc of America Merrill Lynch Commercial Mortgage, Ser 2007-3, Cl AJ 5.565%, 06/10/49 (A)	5,000,000	5,203,560
Banc of America Merrill Lynch Commercial Mortgage, Ser 2008-1, Cl AJ 6.261%, 02/10/51 (A)	5,000,000	5,415,535
Banc of America Merrill Lynch Commercial Mortgage, Ser 2008-1, Cl B 6.261%, 02/10/51 (A) (B)	4,549,000	4,502,987
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW14, Cl A3 5.209%, 12/11/38	700,920	702,127
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl J 5.890%, 06/11/50 (A) (B) (C)	460,582	—

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Bear Stearns Commercial Mortgage Securities, Ser 2007-T26, Cl AJ 5.566%, 01/12/45 (A)	$9,150,000	$9,389,154
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl AJ 5.783%, 03/15/49 (A)	5,980,000	6,301,192
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl C 5.226%, 07/15/44 (A)	3,000,000	3,107,961
Commercial Mortgage Pass Through Certificates, Ser 2010-C1, Cl C 5.773%, 07/10/46 (A) (B)	1,750,000	2,020,456
Commercial Mortgage Trust, Ser 2005- CD1, Cl D 5.226%, 07/15/44 (A)	750,000	757,914
Commercial Mortgage Trust, Ser 2007- GG11, Cl AJ 6.063%, 12/10/49 (A)	2,000,000	2,114,422
Commercial Mortgage Trust, Ser 2012- CR2, Cl C 4.858%, 08/15/45 (A)	1,000,000	1,068,276
Commercial Mortgage Trust, Ser 2014- LC15, Cl D 4.944%, 04/10/47 (A) (B)	5,000,000	4,813,860
Credit Suisse Commercial Mortgage Trust, Ser 2007-C4, Cl A1AJ 5.856%, 09/15/39 (A)	5,000,000	5,230,125
Credit Suisse Commercial Mortgage Trust, Ser 2007-C4, Cl AJ 5.856%, 09/15/39 (A)	5,000,000	5,238,475
Credit Suisse First Boston Mortgage Securities, Ser 2001-CF2, Cl G 6.930%, 02/15/34 (B)	159,175	159,262
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFL 0.404%, 04/15/37 (A)	2,500,000	2,428,510
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl C 5.557%, 11/10/46 (A) (B)	1,000,000	1,129,280
FREMF Mortgage Trust, Ser 2011-K15, Cl B 5.099%, 08/25/44 (A) (B)	4,000,000	4,344,604
FREMF Mortgage Trust, Ser 2012-K21, Cl C 4.072%, 07/25/45 (A) (B)	4,000,000	3,968,284
FREMF Mortgage Trust, Ser 2012-K710, Cl C 3.949%, 06/25/47 (A) (B)	2,000,000	2,037,746

Description	Face Amount	Value

FREMF Mortgage Trust, Ser 2012-KF01, Cl C 3.005%, 10/25/44 (A) (B)	$4,500,000	$4,764,557
Greenwich Capital Commercial Funding, Ser 2007-GG9, Cl J 5.750%, 03/10/39 (A) (B) (C)	1,000,000	10,000
Hilton USA Trust, Ser 2013-HLF, Cl DFL 2.900%, 11/05/30 (A) (B)	5,000,000	5,022,461
Impact Funding, Ser 2001-AA, Cl C 6.515%, 07/25/33	293,310	318,623
Impact Funding, Ser 2001-AA, Cl B 6.315%, 07/25/33	117,323	129,923
Impact Funding, Ser 2001-AA, Cl D 6.975%, 07/25/33	87,994	88,135
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-C3, Cl E 5.044%, 01/15/42 (A)	5,337,000	5,420,492
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-C3, Cl F 5.067%, 01/15/42 (A) (B)	6,174,000	6,050,989
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl AJ 5.480%, 05/15/45 (A)	5,000,000	5,307,700
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl J 5.999%, 02/15/51 (A) (B)	111,787	—
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl AM 6.022%, 02/15/51 (A)	3,000,000	3,333,273
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl AM 5.464%, 01/15/49 (A)	5,000,000	5,291,830
LB-UBS Commercial Mortgage Trust, Ser 2005-C2, Cl D 5.243%, 04/15/40 (A)	10,000,000	9,598,200
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl C 5.350%, 11/15/40 (A)	1,100,000	1,136,802
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl AJ 6.126%, 07/15/40 (A)	1,000,000	1,050,420

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl D 6.164%, 07/15/40 (A)	$650,000	$565,305
LB-UBS Commercial Mortgage Trust, Ser 2007-C7, Cl AJ 6.260%, 09/15/45	2,500,000	2,675,092
LStar Commercial Mortgage Trust, Ser 2014-2, Cl D 5.319%, 01/20/41	3,752,000	3,564,036
Merrill Lynch Mortgage Trust, Ser 2007-C1, Cl AM 5.841%, 06/12/50 (A)	3,000,000	3,129,462
Morgan Stanley Capital I, Ser 2006-T23, Cl A3 5.805%, 08/12/41 (A)	1,529,828	1,530,287
Morgan Stanley Capital I, Ser 2007-T25, Cl AJ 5.574%, 11/12/49 (A)	10,000,000	10,288,040
Morgan Stanley Capital I, Ser 2007-T27, Cl AJ 5.650%, 06/11/42 (A)	13,000,000	14,175,876
Morgan Stanley Capital I, Ser 2007-T27, Cl B 5.650%, 06/11/42 (A) (B)	500,000	436,692
Morgan Stanley Capital I, Ser 2011-C1, Cl C 5.252%, 09/15/47 (A) (B)	2,000,000	2,197,380
Morgan Stanley Re-REMIC Trust, Ser 2011-KEYA, Cl 1B 7.000%, 12/19/40 (A) (B)	8,000,000	8,050,432
New York Securitization Trust, Ser 2012-1, Cl A 6.650%, 12/27/47 (A) (B)	7,000,000	7,035,000
New York Securitization Trust, Ser 2013-1, Cl A 5.404%, 08/27/24 (A) (B)	8,000,000	8,040,000
NorthStar, Ser 2013-1A, Cl B 5.152%, 08/25/29 (A) (B)	4,000,000	4,040,000
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl C 5.535%, 05/10/45 (A) (B)	4,750,000	5,295,448
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl E 4.891%, 05/10/63 (A) (B)	5,000,000	4,859,870
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl C 4.958%, 08/10/49 (A) (B)	3,000,000	3,200,835
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D 4.501%, 12/10/45 (A) (B)	13,384,000	12,860,953
Velocity Commercial Capital Loan Trust, Ser 2011-1 4.151%, 08/25/40 (A) (B) (D)	2,520,700	2,409,285

Description	Face Amount	Value

Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AJ 5.413%, 12/15/43 (A)	$5,000,000	$5,163,380
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl J 5.867%, 12/15/43 (A) (B)	1,414,000	34,323
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl C 4.634%, 03/15/46 (A)	3,000,000	3,122,181
WinWater Mortgage Loan Trust, Ser 2014-1, Cl A1 4.000%, 06/20/44 (A) (B)	9,628,588	9,916,165

		246,120,999

Non-Agency Residential Mortgage-Backed Obligation — 0.0%
Carrington Mortgage Loan Trust, Ser 2007-FRE1, Cl M8 2.458%, 02/25/37 (A)	1,000,000	—

Total Mortgage-Backed Securities (Cost $486,131,056)		487,011,435

CORPORATE OBLIGATIONS — 19.5%
Consumer Discretionary — 2.2%
Advance Auto Parts 5.750%, 05/01/20	6,000,000	6,826,314
Dillard’s 7.875%, 01/01/23	544,000	620,160
7.750%, 07/15/26	1,569,000	1,741,590
Interpublic Group of Cos 4.200%, 04/15/24	5,500,000	5,593,539
4.000%, 03/15/22	1,095,000	1,119,794
Lorillard Tobacco 8.125%, 06/23/19	5,000,000	6,231,280
Wynn Las Vegas 7.750%, 08/15/20	5,000,000	5,387,500

		27,520,177

Consumer Staples — 0.7%
New Albertsons 7.750%, 06/15/26	923,000	899,925
7.450%, 08/01/29	2,616,000	2,426,340
SUPERVALU 6.750%, 06/01/21	5,000,000	5,075,000

		8,401,265

Energy — 1.5%
Cameron International 4.000%, 12/15/23	5,000,000	5,187,240
Lukoil International Finance BV 4.563%, 04/24/23	10,131,000	9,345,847
Valero Energy 9.375%, 03/15/19	3,000,000	3,896,433

		18,429,520

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Financials — 10.5%
Associates Corp. of North America 6.950%, 11/01/18	$5,000,000	$5,925,545
Assured Guaranty US Holdings 5.000%, 07/01/24	16,500,000	16,651,503
Bank of America 5.875%, 01/05/21	5,000,000	5,777,675
Barclays Bank 7.625%, 11/21/22	5,250,000	5,925,938
BioMed Realty ‡ 6.125%, 04/15/20	2,000,000	2,291,402
Enova International 9.750%, 06/01/21	10,000,000	10,100,000
Farmers Exchange Capital (B) 7.050%, 07/15/28	5,000,000	6,366,200
Ford Motor Credit 5.875%, 08/02/21	4,960,000	5,776,525
Genworth Holdings 7.625%, 09/24/21	10,000,000	12,387,440
Jefferies Group 8.500%, 07/15/19	10,000,000	12,493,500
Ladder Capital Finance Holdings 7.375%, 10/01/17	9,020,000	9,628,850
Lloyds Bank 6.375%, 01/21/21	1,000,000	1,200,388
McGraw Hill Financial 5.900%, 11/15/17	5,000,000	5,517,485
SLM MTN (A) 5.500%, 01/25/23	15,000,000	14,475,000
4.103%, 12/15/20	3,525,000	3,400,462
Societe Generale (B) 5.000%, 01/17/24	7,750,000	7,981,624
UBS 7.625%, 08/17/22	3,500,000	4,161,318

		130,060,855

Health Care — 0.2%
Actavis 3.250%, 10/01/22	3,000,000	2,939,574

Information Technology — 1.7%
BMC Software 7.250%, 06/01/18	12,000,000	12,000,000
Hewlett-Packard 4.650%, 12/09/21	5,000,000	5,428,025
Jabil Circuit 8.250%, 03/15/18	2,000,000	2,355,000
Juniper Networks 4.500%, 03/15/24	1,000,000	1,031,383

		20,814,408

Materials — 0.5%
MeadWestvaco 7.375%, 09/01/19	5,000,000	6,041,215

Description	Face Amount	Value

Telecommunication Services — 1.9%
21st Century Fox America 4.500%, 02/15/21	$2,500,000	$2,713,690
Crown Castle Towers (B) 6.113%, 01/15/20	2,500,000	2,910,035
Unison Ground Lease Funding (B) 5.780%, 03/15/20	4,000,000	4,110,747
Verizon Communications 5.150%, 09/15/23	3,000,000	3,320,028
WCP Wireless Site Funding (B) 6.829%, 11/15/15	10,000,000	10,385,380

		23,439,880

Utilities — 0.3%
Nisource Finance 4.450%, 12/01/21	3,000,000	3,214,839

Total Corporate Obligations (Cost $224,766,894)		240,861,733

U.S. TREASURY OBLIGATIONS — 16.8%
U.S. Treasury Inflationary Protection Securities 1.125%, 01/15/21	5,000,000	5,846,746
U.S. Treasury Notes 2.500%, 05/15/24	20,000,000	19,903,120
2.125%, 06/30/21	20,000,000	19,867,180
1.875%, 09/30/17	50,000,000	51,148,450
1.750%, 10/31/20	7,000,000	6,856,171
1.375%, 06/30/18 to 12/31/18	63,000,000	62,596,867
1.250%, 01/31/19	41,000,000	40,292,094

Total U.S. Treasury Obligations (Cost $206,632,933)		206,510,628

ASSET-BACKED SECURITIES — 8.8%
Automotive — 4.0%
American Credit Acceptance Receivables Trust, Ser 2012-3, Cl D 5.000%, 12/16/19 (B)	5,000,000	5,110,907
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl D 4.940%, 06/15/20 (B)	4,000,000	4,104,840
American Credit Acceptance Receivables Trust, Ser 2014-1, Cl D 5.200%, 04/12/21 (B)	1,750,000	1,781,875
American Credit Acceptance Receivables Trust, Ser 2014-2, Cl D 4.960%, 05/10/21 (B)	1,500,000	1,512,586
American Credit Acceptance Receivables Trust, Ser 2014-3, Cl D 4.700%, 11/10/21 (B)	3,000,000	2,999,134

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Avis Budget Rental Car Funding AESOP, Ser 2010-5A, Cl C 5.940%, 03/20/17 (B)	$3,000,000	$3,158,610
Bush Truck Leasing, Ser 2011-AA, Cl C 5.000%, 09/25/18 (B)	837,272	714,803
CFC, Ser 2014-2A, Cl D 4.280%, 11/16/20 (B)	3,610,000	3,592,006
CPS Auto Receivables Trust, Ser 2013-D, Cl D 5.540%, 11/15/19 (B)	1,850,000	1,906,175
CPS Auto Trust, Ser 2012-A, Cl D 8.590%, 06/17/19 (B)	460,438	467,709
CPS Auto Trust, Ser 2012-C, Cl E 7.500%, 12/16/19 (B)	809,972	827,446
CPS Auto Trust, Ser 2012-D, Cl E 7.260%, 03/16/20 (B)	382,833	392,172
DT Auto Owner Trust, Ser 2011-3A, Cl D 5.830%, 03/15/18 (B)	1,318,913	1,331,079
DT Auto Owner Trust, Ser 2012-1A, Cl D 4.940%, 07/16/18 (B)	952,159	969,136
DT Auto Owner Trust, Ser 2013-1A, Cl D 3.773%, 05/15/20 (B)	5,000,000	5,085,540
Exeter Automobile Receivables Trust, Ser 2013-1A, Cl C 3.520%, 02/15/19 (B)	2,000,000	2,028,560
Exeter Automobile Receivables Trust, Ser 2013-2A, Cl D 6.810%, 08/17/20 (B)	4,000,000	4,242,406
Exeter Automobile Receivables Trust, Ser 2014-2A, Cl D 4.930%, 12/15/20 (B)	1,240,000	1,229,682
Flagship Credit Auto Trust, Ser 2014-1, Cl D 4.830%, 06/15/20 (B)	2,080,000	2,074,374
Hertz Fleet Lease Funding, Ser 2014-1, Cl E 2.104%, 04/10/28 (A) (B)	5,000,000	4,999,998
SNAAC Auto Receivables Trust, Ser 2012-1A, Cl D 6.210%, 12/17/18 (B)	1,000,000	1,021,802

		49,550,840

Other Asset-Backed Securities — 3.2%
321 Henderson Receivables I, Ser 2010-2A, Cl B 7.450%, 01/15/50 (B)	5,400,000	6,271,025
321 Henderson Receivables I, Ser 2012- 1A, Cl B 7.140%, 02/15/67 (B)	1,000,000	1,204,254

Description	Face Amount	Value

321 Henderson Receivables I, Ser 2012-2A, Cl B 6.770%, 10/17/61 (B)	$2,500,000	$2,903,859
Madison Park Funding XII, Ser 2014-12A, Cl C 3.282%, 07/20/26 (A) (B)	10,000,000	10,009,120
Octagon Investment Partners XX, Ser 2014-1A, Cl C 3.035%, 08/12/26	5,500,000	5,396,050
OneMain Financial Issuance Trust, Ser 2014-2A, Cl C 4.330%, 09/18/24 (B)	2,080,000	2,079,583
Sierra Receivables Funding, Ser 2011-1A, Cl C 6.190%, 04/20/26 (B)	1,559,096	1,625,705
Sierra Receivables Funding, Ser 2011-2A, Cl C 8.350%, 05/20/28 (B)	1,009,378	1,067,642
Sierra Receivables Funding, Ser 2011-3A, Cl C 9.310%, 07/20/28 (B)	933,558	1,009,007
Silverleaf Finance, Ser 2010-A, Cl C 10.000%, 07/15/22 (B)	496,025	516,168
Silverleaf Finance, Ser 2010-B, Cl B 8.475%, 05/16/22 (B)	828,059	851,842
Trip Rail Master Funding, Ser 2011-1A, Cl A2 6.024%, 07/15/41 (B)	3,000,000	3,389,439
Westgate Resorts, Ser 2012-2A, Cl C 9.000%, 01/20/25 (B)	416,995	431,352
Westgate Resorts, Ser 2014-AA, Cl A 6.250%, 10/20/26 (B)	2,750,000	2,750,000

		39,505,046

Student Loan — 1.6%
Brazos Student Finance, Ser 2009-1, Cl B 2.733%, 12/27/39 (A)	5,000,000	4,839,655
National Collegiate Student Loan Trust, Ser 2005-1, Cl A4 0.392%, 11/27/28 (A)	4,323,254	4,234,943
Nelnet Student Loan Trust, Ser 2013-3A, Cl B 1.698%, 07/25/47 (A) (B)	5,000,000	4,752,227
SLM Student Loan Trust, Ser 2012-7, Cl B 1.952%, 09/25/43 (A)	5,000,000	5,001,995

		18,828,820

Total Asset-Backed Securities (Cost $104,258,186)		107,884,706

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

COLLATERALIZED LOAN OBLIGATIONS — 6.6%
AMMC CLO X, Ser 2012-10A, Cl D 4.728%, 04/11/22 (A) (B)	$4,000,000	$3,974,608
Avery Point CLO, Ser 2014-1A, Cl B1 2.335%, 04/25/26	7,500,000	7,499,970
Babson CLO, Ser 2012-1A, Cl C 4.227%, 04/15/22 (A) (B)	3,000,000	2,984,658
Benefit Street Partners CLO, Ser 2012-IA, Cl C 4.734%, 10/15/23 (A) (B)	4,000,000	4,003,120
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl C 3.543%, 01/20/26 (A) (B)	2,000,000	1,858,076
Carlyle Global Market Strategies CLO, Ser 2013-1A, Cl D 5.725%, 02/14/25 (A) (B)	4,000,000	3,850,156
Emerson Park CLO, Ser 2013-1A, Cl D 3.989%, 07/15/25	2,500,000	2,445,278
Galaxy XIV CLO, Ser 2012-14A, Cl D 4.624%, 11/15/24 (A) (B)	3,000,000	3,001,314
Galaxy XIV CLO, Ser 2012-14A, Cl C1 3.324%, 11/15/24 (A) (B)	2,000,000	1,983,426
Golub Capital Partners CLO, Ser 2014-19A, Cl C 3.728%, 04/26/26 (A) (B)	10,000,000	9,499,050
KKR CLO, Ser 2012-1A, Cl C 4.731%, 12/15/24 (A) (B)	5,750,000	5,756,055
Madison Park Funding XII, Ser 2014-12A, Cl D 3.682%, 07/20/26 (A) (B)	5,000,000	4,830,015
Newstar Trust, Ser 2012-2A, Cl C 4.487%, 01/20/23 (A) (B)	8,000,000	8,014,480
Oak Hill Credit Partners VI, Ser 2012-6A, Cl D 4.724%, 05/15/23 (A) (B)	2,500,000	2,502,822
Oak Hill Credit Partners VII, Ser 2012-7A, Cl D 4.229%, 11/20/23 (A) (B)	3,000,000	3,006,063
Pinnacle Park CLO, Ser 2014-1A, Cl C 3.329%, 04/15/26 (A) (B)	5,000,000	5,001,310
Race Point CLO, Ser 2012-6A, Cl D 4.727%, 05/24/23 (A) (B)	2,000,000	2,000,286
Symphony CLO VII, Ser 2011-7A, Cl E 3.835%, 07/28/21 (A) (B)	4,000,000	3,884,000
Symphony CLO VII, Ser 2011-7A, Cl D 3.435%, 07/28/21 (A) (B)	5,000,000	4,944,740

Total Collateralized Loan Obligations (Cost $78,272,129)		81,039,427

Description	Face Amount	Value

MUNICIPAL BONDS — 6.5%
Allentown, Neighborhood Improvement Zone Development Authority, Ser B, RB 5.220%, 05/01/20	$2,425,000	$2,468,092
California State, Build America Bonds, GO Callable 03/01/20 @ 100 7.950%, 03/01/36	3,000,000	3,656,190
Dallas-Fort Worth, International Airport Facilities Improvement Authority, Ser 2001-B-1, RB 7.000%, 01/01/16	5,000,000	5,268,950
Government Development Bank for Puerto Rico, Ser Senior A, RB 4.375%, 02/01/19	5,400,000	3,780,702
Government Development Bank for Puerto Rico, Ser Senior B, RB 4.704%, 05/01/16	11,090,000	8,847,269
Hidalgo County, Build America Bonds, GO Callable 08/15/19 @ 100 6.006%, 08/15/29	500,000	566,535
Illinois State, Build America Bonds, GO 7.350%, 07/01/35	3,000,000	3,471,960
Maricopa County, Unified School District No. 69, School Improvement Project, GO Callable 07/01/21 @ 100 6.000%, 07/01/26	1,000,000	1,138,320
Mission Economic Development, RB Callable 12/01/20 @ 100 10.875%, 12/01/28	3,315,000	3,358,559
9.750%, 12/01/25	3,045,000	3,099,475
8.550%, 12/01/21	2,640,000	2,696,655
North Texas, Tollway Authority, Build America Bonds, RB Callable 02/01/20 @ 100 8.910%, 02/01/30	16,540,000	19,743,136
Pasadena, Independent School District, GO, PSF-GTD Callable 02/15/22 @ 100 4.089%, 02/15/30	3,000,000	3,040,500
Rhode Island State, Health & Educational System, Providence Public Schools, Ser A, RB Callable 05/15/20 @ 100 8.000%, 05/15/29	5,000,000	5,263,550
San Antonio, Airport System, Ser B, RB, AGM 4.861%, 07/01/18	2,000,000	2,158,180
San Juan, Higher Education Finance Authority, RB Callable 08/15/20 @ 100 8.250%, 08/15/29	4,400,000	4,636,808

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST TOTAL RETURN BOND FUND

Description	Face Amount/ Shares	Value
Texas State, Public Finance Authority Charter School, Charter Education New Frontiers, Ser Q, RB Callable 08/15/20 @ 100 8.750%, 08/15/27	$1,700,000	$1,892,321
Texas State, Public Finance Authority Charter School, RB 8.125%, 02/15/27	1,900,000	2,130,413
University of Texas, Build America Bonds, Ser D, RB 5.134%, 08/15/42	3,000,000	3,497,970

Total Municipal Bonds (Cost $78,934,389)		80,715,585

SOVEREIGN DEBT — 0.8%
Kingdom of Denmark 0.875%, 03/20/17 (Cost $9,977,877)	10,000,000	9,982,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
FHLB 0.500%, 03/20/15	5,000,000	4,942,595
HUD 6.980%, 08/01/14	20,000	20,000
Tennessee Valley Authority 3.875%, 02/15/21	5,000,000	5,455,120

Total U.S. Government Agency Obligations (Cost $9,971,481)		10,417,715

CASH EQUIVALENT* — 1.4%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $17,439,583)	17,439,583	17,439,583

Total Investments — 100.7%
(Cost $1,216,384,528)		$1,241,862,812

Percentages are based on Net Assets of $1,233,082,179.

‡	Real Estate Investment Trust.
*	Rate shown is the 7-day effective yield as of July 31, 2014.
(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2014.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	Security in default on interest payments.
(D)	Security is fair valued using methods determined in good faith by the fair value committee of the Board of Trustees. The total value of such securities as of July 31, 2014 was $2,409,285 and represented 0.2% of Net Assets.

AESOP — Auto Employee Stock Ownership Plan

AGM — Assured Guarantee Municipal

Cl — Class

CLO — Collateralized Loan Obligation

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

HUD — Department of Housing and Urban Development

IO — Interest Only — face amount represents notional amount

MTN — Medium Term Note

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Security

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST CREDIT FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

CORPORATE OBLIGATIONS — 48.5%
Consumer Discretionary — 7.3%
DR Horton 3.750%, 03/01/19	$500,000	$490,000
Neiman Marcus Group 7.125%, 06/01/28	2,638,000	2,684,165
Rialto Holdings (A) 7.000%, 12/01/18	2,125,000	2,188,750
Serta Simmons Holdings (A) 8.125%, 10/01/20	280,000	294,700
Sirius XM Radio (A) 4.625%, 05/15/23	1,000,000	930,000

		6,587,615

Consumer Staples — 2.3%
American Achievement (A) 10.875%, 04/15/16	500,000	508,750
Big Heart Pet Brands 7.625%, 02/15/19	518,000	534,188
Chiquita Brands International 7.875%, 02/01/21	976,000	1,044,320

		2,087,258

Energy — 4.0%
Cimarex Energy 5.875%, 05/01/22	1,500,000	1,638,750
PHI (A) 5.250%, 03/15/19	1,000,000	1,005,000
Tesoro 5.125%, 04/01/24	1,000,000	970,000

		3,613,750

Description	Face Amount	Value

Financials — 10.3%
Credit Acceptance (A) 6.125%, 02/15/21	$1,100,000	$1,133,000
Credit Agricole (A) (B) 8.125%, 09/19/33	1,000,000	1,137,500
GTP Acquisition Partners I (A) 7.628%, 06/15/16	2,750,000	2,925,626
4.704%, 05/15/18	1,000,000	1,013,866
Guanay Finance (A) 6.000%, 12/15/20	500,000	531,195
iStar Financial‡ 5.850%, 03/15/17	500,000	525,000
4.875%, 07/01/18	1,000,000	990,000
Jefferies Finance (A) 7.375%, 04/01/20	1,000,000	1,047,500

		9,303,687

Health Care — 3.5%
Biomet 6.500%, 10/01/20	1,000,000	1,062,720
Fresenius Medical Care US Finance II (A) 5.875%, 01/31/22	1,000,000	1,092,500
HCA 5.000%, 03/15/24	1,000,000	992,500

		3,147,720

Industrials — 9.6%
Bombardier (A) 7.750%, 03/15/20	500,000	540,000
Meritor 6.750%, 06/15/21	2,640,000	2,798,400
Oshkosh 5.375%, 03/01/22	100,000	102,250
Zachry Holdings (A) 7.500%, 02/01/20	5,000,000	5,287,500

		8,728,150

Information Technology — 6.3%
Amkor Technology 6.375%, 10/01/22	2,720,000	2,828,800
BMC Software 7.250%, 06/01/18	2,850,000	2,850,000

		5,678,800

Telecommunication Services — 5.2%
Level 3 Financing (A) (B) 3.823%, 01/15/18	250,000	251,875
Sprint (A) 7.250%, 09/15/21	250,000	266,250
T-Mobile USA 6.125%, 01/15/22	1,000,000	1,028,750
Unison Ground Lease Funding (A) 5.780%, 03/15/20	1,000,000	1,027,687

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST CREDIT FUND

Description	Face Amount	Value

WCP ISSUER (A) 6.657%, 08/15/20	$2,000,000	$2,139,649

		4,714,211

Total Corporate Obligations (Cost $43,588,029)		43,861,191

COLLATERALIZED LOAN OBLIGATIONS — 30.8%
AMMC CLO XII, Ser 2013-12A, Cl E 5.223%, 05/10/25 (A) (B)	4,000,000	3,690,836
Babson CLO, Ser 2005-3A, Cl E 4.723%, 11/10/19 (B)	1,676,675	1,676,462
Benefit Street Partners CLO, Ser 2013-IIIA, Cl D 4.793%, 01/20/26 (A)	2,000,000	1,766,512
Carlyle Global Market Strategies CLO, Ser 2013-1A, Cl D 5.725%, 02/14/25 (A) (B)	1,500,000	1,443,809
Galaxy XIV CLO, Ser 2012-14A, Cl E 5.624%, 11/15/24 (A) (B)	1,000,000	955,041
Golub Capital Partners CLO, Ser 2014-19A, Cl D 4.979%, 04/26/26 (A) (B)	3,000,000	2,699,019
ING Investment Management CLO, Ser 2013-3A, Cl D 4.736%, 01/18/26 (A) (B)	2,000,000	1,785,934
JFIN CLO, Ser 2013-1A, Cl D 4.978%, 01/20/25 (A) (B)	1,000,000	910,170
Keuka Park CLO, Ser 2013-1A, Cl E 4.728%, 10/21/24 (A) (B)	2,000,000	1,791,822
KKR CLO, Ser 2012-1A, Cl C 4.731%, 12/15/24 (A) (B)	250,000	250,263
Madison Park Funding XII, Ser 2014-12A, Cl D 3.682%, 07/20/26 (A) (B)	3,000,000	2,898,009
MCF CLO I, Ser 2013-1A, Cl E 5.984%, 04/20/23 (A) (B)	1,500,000	1,385,462
Newstar Trust, Ser 2012-2A, Cl C 4.487%, 01/20/23 (A) (B)	200,000	200,362
OZLM Funding CLO, Ser 2013-4A, Cl D 4.920%, 07/22/25 (A) (B)	1,000,000	903,208
Sudbury Mill CLO, Ser 2013-1A, Cl E 4.989%, 01/17/26 (A) (B)	2,000,000	1,809,420
Symphony CLO XI, Ser 2013-11A, Cl E 5.483%, 01/17/25 (A) (B)	4,000,000	3,759,648

Total Collateralized Loan Obligations (Cost $28,072,606)		27,925,977

Description	Face Amount	Value

MORTGAGE-BACKED SECURITIES — 11.2%
Commercial Mortgage-Backed Obligations — 11.2%
A10 Securitization, Ser 2013-1, Cl D 6.410%, 11/15/25 (A)	$340,000	$337,407
A10 Securitization, Ser 2013-1, Cl C 4.700%, 11/15/25 (A)	813,000	806,660
A10 Securitization, Ser 2013-2, Cl D 6.230%, 11/15/27 (A)	490,000	489,038
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-2, Cl H 5.344%, 07/10/43 (A) (B)	1,238,000	1,252,260
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl AJ 5.783%, 03/15/49 (B)	250,000	263,428
Commercial Mortgage Trust, Ser 2005-CD1, Cl D 5.226%, 07/15/44 (B)	250,000	252,638
FREMF Mortgage Trust, Ser 2012-K22, Cl C 3.812%, 08/25/45 (A) (B)	1,000,000	973,022
JPMorgan Chase Commercial Mortgage Securities, Ser 2001-CIB2, Cl E 6.545%, 04/15/35 (A) (B)	3,000,000	3,012,456
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-C3, Cl F 5.067%, 01/15/42 (A) (B)	750,000	735,057
New York Securitization Trust, Ser 2013-1, Cl A 5.404%, 08/27/24 (A) (B)	2,000,000	2,010,000

Total Mortgage-Backed Securities (Cost $10,083,995)		10,131,966

ASSET-BACKED SECURITIES — 8.3%
Automotive — 8.3%
American Credit Acceptance Receivables Trust, Ser 2014-1, Cl D 5.200%, 04/12/21 (A)	1,750,000	1,781,875
American Credit Acceptance Receivables Trust, Ser 2014-2, Cl D 4.960%, 05/10/21 (A)	1,500,000	1,512,586
CPS Auto Receivables Trust, Ser 2013-B, Cl E 6.410%, 09/15/20 (A)	820,000	845,195
CPS Auto Trust, Ser 2012-D, Cl E 7.260%, 03/16/20 (A)	174,015	178,260
Flagship Credit Auto Trust, Ser 2014-1, Cl E 5.710%, 08/16/21 (A)	1,750,000	1,745,330

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST CREDIT FUND

Description	Face Amount/ Shares	Value
SNAAC Auto Receivables Trust, Ser 2014-1A, Cl E 4.580%, 04/15/21 (A)	$1,500,000	$1,497,935

Total Asset-Backed Securities (Cost $7,493,217)		7,561,181

MUNICIPAL BOND — 0.4%
California State School Finance Authority, RB 7.000%, 08/01/17 (Cost $335,000)	335,000	335,402

CASH EQUIVALENT* — 3.8%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $3,409,079)	3,409,079	3,409,079

Total Investments — 103.0% (Cost $92,981,926)		$93,224,796

Percentages are based on Net Assets of $90,500,458.

*	Rate shown is the 7-day effective yield as of July 31, 2014.
‡	Real Estate Invesment Trust.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2014.
Cl	— Class

CLO — Collateralized Loan Obligation

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST LOW DURATION BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

ASSET-BACKED SECURITIES — 30.5%
Automotive — 12.6%
American Credit Acceptance Receivables Trust, Ser 2012-3, Cl C 2.780%, 09/17/18 (A)	$2,000,000	$2,023,261
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl B 2.150%, 02/15/19 (A)	750,000	753,258
Avis Budget Rental Car Funding AESOP, Ser 2011-5A, Cl A 3.270%, 02/20/18 (A)	3,500,000	3,647,304
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl D 3.360%, 02/20/19	1,500,000	1,551,007
Chesapeake Funding, Ser 2012-1A, Cl C 2.156%, 11/07/23 (A) (B)	3,000,000	3,025,822
Chesapeake Funding, Ser 2013-1A, Cl C 1.593%, 01/07/25	2,000,000	2,000,000
Chesapeake Funding, Ser 2012-2A, Cl D 2.006%, 05/07/24 (A) (B)	2,000,000	2,005,718
Chesapeake Funding, Ser 2013-1A, Cl D 1.993%, 01/07/25	3,000,000	3,007,227
Chesapeake Funding, Ser 2014-1A, Cl D 1.706%, 03/07/26 (A) (B)	2,000,000	2,000,000
CPS Auto Receivables Trust, Ser 2011-A, Cl A 2.820%, 04/16/18 (A)	480,996	485,365
CPS Auto Receivables Trust, Ser 2011-B, Cl A 3.680%, 09/17/18 (A)	504,594	515,346

Description	Face Amount	Value

Exeter Automobile Receivables Trust, Ser 2013-2A, Cl A 1.490%, 11/15/17 (A)	$1,049,750	$1,053,658
Rental Car Finance, Ser 2011-1A, Cl B1 4.380%, 02/25/16 (A)	3,000,000	3,036,480
SMART Trust, Ser 2012-4US, Cl A4B 0.852%, 08/14/18 (B)	1,000,000	1,005,964
Tidewater Auto Receivables Trust, Ser 2012-AA, Cl A3 1.990%, 04/15/19 (A)	1,633,727	1,636,103

		27,746,513

Credit Cards — 3.6%
American Express Credit Account Master Trust, Ser 2013-1, Cl B 0.891%, 02/16/21	2,500,000	2,517,766
Capital One Multi-Asset Execution Trust, Ser 2014-A1, Cl A 0.434%, 11/15/19 (B)	1,500,000	1,499,632
Golden Credit Card Trust, Ser 2014-2A, Cl A 0.602%, 03/15/21 (A) (B)	3,000,000	3,000,000
World Financial Network Credit Card Master Trust, Ser 2010-A, Cl B 6.750%, 04/15/19	1,000,000	1,045,418

		8,062,816

Other Asset-Backed Securities — 8.1%
Access Group, Ser 2002-A, Cl A2 0.170%, 09/25/37 (B)	2,550,000	2,452,769
Global SC Finance II SRL, Ser 2012-1A, Cl A 4.110%, 07/19/27 (A)	2,860,000	2,862,986
Impact Funding, Ser 2001-A, Cl A 5.933%, 07/25/33	789,433	855,114
ING Investment Management, Ser 2013-3A, Cl A2 2.034%, 01/18/26 (A) (B)	5,000,000	4,879,270
Navistar Financial Dealer Note Master Trust, Ser 2013-1, Cl D 2.400%, 01/25/18 (A) (B)	3,000,000	3,011,877
Sierra Timeshare Receivables Funding, Ser 2012-1A, Cl B 3.580%, 11/20/28 (A)	295,077	301,254
TAL Advantage V, Ser 2013-1A, Cl B 3.960%, 02/22/38 (A)	3,433,333	3,453,655

		17,816,925

Student Loan — 6.2%
Nelnet Student Loan Trust, Ser 2012-6A, Cl B 1.650%, 08/26/52 (A) (B)	3,000,000	2,800,070

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Nelnet Student Loan Trust, Ser 2013-3A, Cl B 1.698%, 07/25/47 (A) (B)	$4,000,000	$3,801,781
SLM Private Education Loan Trust, Ser 2012-A, Cl A1 1.552%, 08/15/25 (A) (B)	1,287,130	1,303,703
SLM Private Education Loan Trust, Ser 2013-R1, Cl A 1.650%, 03/25/33 (A) (B)	2,928,682	2,899,153
SLM Student Loan Trust, Ser 2013-2, Cl B 1.655%, 06/25/43 (B)	2,000,000	1,952,812
South Texas, Higher Education Authority, Ser 2012-1, Cl A1 (B) 0.735%, 10/01/20	887,031	887,581

		13,645,100

Total Asset-Backed Securities (Cost $66,024,008)		67,271,354

U.S. TREASURY OBLIGATIONS — 23.7%
U.S. Treasury Notes 2.000%, 04/30/16	3,000,000	3,081,798
0.875%, 01/31/17	4,000,000	4,007,188
0.750%, 03/15/17 to 03/31/18	33,000,000	32,500,935
0.625%, 04/30/18	9,000,000	8,744,062
0.500%, 07/31/16 to 07/31/17	4,000,000	3,966,406

Total U.S. Treasury Obligations (Cost $52,929,710)		52,300,389

MORTGAGE-BACKED SECURITIES — 20.2%
Agency Residential Mortgage-Backed Obligations — 13.8%
FHLMC 1.997%, 02/01/37 (B)	2,116,876	2,236,827
FHLMC REMIC, Ser 2010-3747, Cl UF 0.632%, 10/15/40 (B)	5,797,206	5,805,276
FNMA REMIC, Ser 2011-84, Cl F 0.500%, 01/25/40 (B)	6,266,079	6,268,078
GNMA REMIC, Ser 2009-108, Cl WG 4.000%, 09/20/38	2,816,288	2,972,938
GNMA REMIC, Ser 2011-125, Cl BG 2.250%, 12/20/30	2,536,737	2,510,961
GNMA, Ser 2009-70, Cl PD 5.000%, 05/20/38	3,872,864	4,047,313
GNMA, Ser 2010-80, Cl F 0.556%, 04/20/40 (B)	1,286,638	1,289,930
GNMA, Ser 2011-50, Cl DK 2.500%, 02/20/40	5,274,241	5,330,665

		30,461,988

Commercial Mortgage-Backed Obligations — 5.5%
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFL 0.404%, 04/15/37 (B)	5,500,000	5,342,722

Description	Face Amount	Value

FREMF Mortgage Trust, Ser 2013-KF02, Cl B 2.817%, 12/25/45 (A) (B)	$1,772,374	$1,833,565
GE Business Loan Trust, Ser 2003-1, Cl A 0.582%, 04/15/31 (A) (B)	1,024,638	989,412
Hilton USA Trust, Ser 2014-ORL, Cl D 2.300%, 07/15/29 (A) (B)	4,000,000	4,005,010

		12,170,709

Non-Agency Residential Mortgage-Backed Obligation — 0.9%
Holmes Master Issuer, Ser 2012-1A, Cl A2 1.889%, 10/15/54 (A) (B)	1,912,580	1,927,791

Total Mortgage-Backed Securities (Cost $44,272,407)		44,560,488

CORPORATE OBLIGATIONS — 10.2%
Consumer Staples — 1.6%
Clorox 5.950%, 10/15/17	3,000,000	3,404,325

Energy — 1.5%
BP AMI Leasing (A) 5.523%, 05/08/19	3,000,000	3,383,298

Financials — 5.6%
American Tower‡ 3.400%, 02/15/19	1,000,000	1,036,491
Bank of America MTN (B) 3.953%, 01/14/21	1,000,000	1,031,780
JPMorgan Chase MTN (B) 3.127%, 08/17/22	1,250,000	1,248,750
Kayne Anderson MLP Investment (B) 1.481%, 08/19/16	8,000,000	8,016,048
Morgan Stanley MTN (B) 3.953%, 12/15/19	1,000,000	1,040,000

		12,373,069

Information Technology — 1.5%
Apple (B) 0.473%, 05/03/18	3,250,000	3,251,206

Total Corporate Obligations (Cost $21,714,511)		22,411,898

COLLATERALIZED LOAN OBLIGATIONS — 6.8%
Newstar Trust, Ser 2012-2A, Cl A 2.134%, 01/20/23 (A) (B)	5,000,000	5,003,245
OZLM Funding, Ser 2013-4A, Cl A2 1.987%, 07/22/25 (A) (B)	5,000,000	4,886,405
Sudbury Mill CLO, Ser 2013-1A, Cl A1 1.683%, 01/17/26 (A) (B)	5,000,000	4,999,980

Total Collateralized Loan Obligations (Cost $15,000,000)		14,889,630

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST LOW DURATION BOND FUND

Description	Face Amount/ Shares	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.8%
FHLB 2.733%, 12/13/28 (B)	$3,000,000	$3,004,632
0.500%, 03/20/15 (C)	12,000,000	11,862,228

Total U.S. Government Agency Obligations (Cost $15,000,000)		14,866,860

MUNICIPAL BONDS — 1.1%
Illinois State, Build America Bonds, GO 5.090%, 04/01/17 (Cost $2,429,837)	2,300,000	2,475,421

CASH EQUIVALENT* — 0.6%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $1,272,634)	1,272,634	1,272,634

Total Investments — 99.9% (Cost $218,643,107)		$220,048,674

Percentages are based on Net Assets of $220,347,614.

*	Rate shown is the 7-day effective yield as of July 31, 2014.
‡	Real Estate Investment Trust.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2014.
(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on July 31, 2014. The coupon on a step bond changes on a specific date.

AESOP — Auto Employee Stock Ownership Plan

Cl — Class

CLO — Collateralized Loan Obligation

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

MLP — Master Limited Partnership

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST MUNICIPAL BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

MUNICIPAL BONDS — 98.1%
Alaska — 0.5%
Anchorage, Ser D, GO, NATL Callable 06/01/15 @ 100 5.000%, 06/01/18	$1,000,000	$1,037,890

Arizona — 1.1%
Maricopa County, Unified School District No. 41 Gilbert, GO 4.000%, 07/01/19	1,000,000	1,111,290
Pima County, Street and Highway Revenue, RB 3.000%, 07/01/19	1,190,000	1,266,553

		2,377,843

Arkansas — 0.2%
University of Arkansas, RB 3.000%, 11/01/18	300,000	322,377

California — 2.0%
California State, School Finance Authority, RB Callable 02/01/24 @ 100 5.350%, 08/01/24	600,000	649,632
California State, GO 5.000%, 04/01/18	2,000,000	2,296,540
Golden State, Tobacco Securitization, Ser A, RB 4.000%, 06/01/21	1,000,000	1,119,480

		4,065,652

Description	Face Amount	Value

Colorado — 2.1%
Adams County, School District No. 14, GO, AGM (A) Pre-Refunded @ 100 5.125%, 12/01/31	$1,000,000	$1,107,870
Boulder Valley, School District No. Re-2 Boulder, Ser B, GO 4.000%, 12/01/18	2,000,000	2,225,320
Highlands Ranch, Metropolitan District No. 2, GO, NATL Callable 06/15/15 @ 100 4.100%, 06/15/18	1,000,000	1,026,940

		4,360,130

District of Columbia — 1.5%
District of Columbia, RB 4.000%, 10/01/20	305,000	310,490
4.000%, 10/01/22	895,000	890,033
District of Columbia, Ser A, GO, AGM Callable 06/01/17 @ 100 4.750%, 06/01/31	1,750,000	1,849,732

		3,050,255

Florida — 2.5%
Florida State, Department of Education, Ser A, RB Callable 07/01/20 @ 101 4.375%, 07/01/30	2,000,000	2,117,800
Florida State, Housing Finance, Homeowner Mortgage Special Program, Ser A, RB, GNMA, FNMA, FHLMC Callable 01/01/20 @ 100 5.000%, 07/01/28	1,160,000	1,237,268
Orlando, Capital Improvement Project, Ser A, RB 3.000%, 04/01/18	1,750,000	1,874,652

		5,229,720

Georgia — 1.0%
De Kalb County, Special Transportation, Parks & Greenspace Project, GO Callable 12/01/15 @ 100 5.000%, 12/01/18	1,000,000	1,056,760
Georgia State, Ser D, GO Callable 09/02/14 @ 100 4.000%, 12/01/14	1,000,000	1,002,850

		2,059,610

Illinois — 6.3%
Chicago, Ser A, GO 5.000%, 01/01/22	1,000,000	1,103,250
4.000%, 01/01/20	900,000	949,644

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Chicago, O’Hare International Airport, Ser B, RB Callable 01/01/21 @ 100 5.500%, 01/01/31	$1,000,000	$1,111,420
Illinois State, GO 5.000%, 07/01/19	500,000	556,625
Illinois State, GO, AGM Callable 10/01/17 @ 100 5.000%, 04/01/19	1,000,000	1,089,350
Illinois State, GO, AMBAC Callable 04/01/15 @ 100 5.000%, 04/01/16	1,495,000	1,541,181
Illinois State, Ser A, GO 3.000%, 01/01/18	2,000,000	2,064,840
Lake County, Community Unit School District No. 116-Round Lake, School Building Project, GO, XLCA Callable 01/15/15 @ 100 5.250%, 01/15/24	1,000,000	1,010,100
Railsplitter Tobacco Settlement Authority, RB 5.250%, 06/01/20	2,130,000	2,488,202
Southern Illinois University, Ser A, RB, NATL 5.250%, 04/01/21	1,000,000	1,149,760

		13,064,372

Indiana — 0.7%
Franklin Township, School Building Project, RB, AMBAC Callable 01/15/17 @ 100 5.000%, 01/15/29	1,300,000	1,409,122

Iowa — 3.5%
Cedar Rapids, Ser A, GO Callable 06/01/15 @ 100 4.000%, 06/01/19	1,200,000	1,230,996
Coralville, Ser D, COP 5.250%, 06/01/16	500,000	511,910
Coralville, Ser D, COP Callable 06/01/16 @ 100 5.250%, 06/01/17	250,000	255,205
Coralville, Urban Renewal Tax Increment, Ser C, TA 5.000%, 06/01/15	920,000	921,334
Coralville, Urban Renewal Tax Increment, Ser C, TA Callable 06/01/17 @ 100 5.000%, 06/01/18	1,125,000	1,124,325
Hardin County, GO 2.500%, 06/01/17	680,000	697,952
2.500%, 06/01/18	785,000	806,956
2.500%, 06/01/19	925,000	941,021

Description	Face Amount	Value

Iowa State, University of Science & Technology, Science and Athletic Facilities Project, Ser I, RB 2.000%, 07/01/17	$780,000	$804,320

		7,294,019

Kentucky — 0.5%
Fayette County, School District Finance Project, Ser B, RB 2.000%, 07/01/16	1,080,000	1,111,514

Louisiana — 0.5%
St. Tammany, Parishwide School District No. 12, GO, NATL (A) Pre-Refunded @ 100 4.000%, 03/01/16	1,000,000	1,022,010

Maryland — 1.3%
Anne Arundel County, Water & Sewer Authority, Consolidated Water & Sewer Project, GO Callable 04/01/18 @ 100 4.700%, 04/01/36	1,000,000	1,069,500
Maryland State, Economic Development, RB 3.000%, 07/01/15	250,000	251,065
3.000%, 07/01/16	250,000	251,335
Maryland State, State Local Facilities, Ser A, GO (A) Pre-Refunded 03/01/17 @ 100 4.000%, 03/01/23	1,000,000	1,091,490

		2,663,390

Massachusetts — 1.5%
Fall River, GO 2.000%, 03/01/17	2,000,000	2,044,500
Massachusetts State, Consolidated Loan, Ser A, GO (A) Pre-Refunded @ 100 5.000%, 08/01/14	1,000,000	1,000,000

		3,044,500

Michigan — 0.5%
Taylor, Tax Increment Finance Authority, Ser A, TA, AGM 3.000%, 05/01/19	1,025,000	1,064,504

Minnesota — 0.6%
Minnesota State, Housing Finance Agency, Ser A, RB, GNMA Callable 07/01/22 @ 100 2.600%, 09/01/42	1,311,639	1,271,503

Mississippi — 0.7%
Mississippi State, Ser S, COP Callable 10/15/14 @ 100 1.250%, 04/15/16	800,000	800,392
1.000%, 04/15/15	725,000	725,232

		1,525,624

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Missouri — 0.7%
Saint Louis, Municipal Finance, City Justice Center Project, RB 5.000%, 02/15/17	$1,275,000	$1,379,983

New Jersey — 0.5%
Camden County, Improvement Authority, Guarantee Loan Capital Program, RB 3.800%, 01/15/15	1,000,000	1,015,800

New Mexico — 0.7%
Bernalillo County, Ser A, GO Callable 08/01/17 @ 100 4.000%, 08/01/19	300,000	321,477
New Mexico State, Severance Tax, Ser A-1, RB Callable 07/01/17 @ 100 2.750%, 07/01/20	1,000,000	1,038,300

		1,359,777

New York — 3.7%
New York City, Ser D, GO Callable 02/01/23 @ 100 5.000%, 08/01/27	2,400,000	2,761,248
New York City, Ser P, GO, NATL (A) Pre-Refunded @ 100 5.000%, 08/01/15	765,000	801,804
New York City, Ser P, GO, NATL Callable 08/01/15 @ 100 5.000%, 08/01/18	235,000	245,923
New York State, Dormitory Authority, RB 4.000%, 09/01/15	1,335,000	1,368,188
New York State, Thruway Authority, Ser H, RB, NATL 4.000%, 01/01/18	1,000,000	1,095,260
Suffolk County, Public Improvement Project, Ser B, GO, NATL Callable 11/01/15 @ 100 4.375%, 11/01/18	1,400,000	1,458,184

		7,730,607

Ohio — 1.5%
Ohio State, Air Quality Development, RB 2.250%, 08/01/29	750,000	759,450
Ohio State, Ser A, GO 3.000%, 02/01/19	2,190,000	2,366,755

		3,126,205

Oklahoma — 1.5%
Cleveland County, Independent School District No. 29 Norman, GO 1.500%, 03/01/17	2,000,000	2,040,200

Description	Face Amount	Value

Oklahoma State, Housing Finance Agency, RB, GNMA Callable 03/01/23 @ 100 3.750%, 03/01/44	$980,682	$1,012,976

		3,053,176

Oregon — 0.5%
Oregon State, Board of Higher Education Project, Ser B, GO Callable 08/01/17 @ 100 4.500%, 08/01/32	1,000,000	1,049,590

Pennsylvania — 0.3%
Philadelphia, Ser A, GO 5.000%, 07/15/20	500,000	578,810

Puerto Rico — 1.8%
Commonwealth of Puerto Rico, Electric Power Authority, Ser UU, RB (B) Callable 07/01/17 @ 100 0.837%, 07/01/25	2,000,000	829,540
Commonwealth of Puerto Rico, Government Development, Ser Senior B, RB 5.000%, 12/01/14	1,400,000	1,369,354
Commonwealth of Puerto Rico, Ser A, GO 5.500%, 07/01/18	1,825,000	1,577,275

		3,776,169

Rhode Island — 0.5%
Providence, Ser A, GO 5.000%, 07/15/18	1,000,000	1,124,970

Tennessee — 2.6%
Memphis, Ser A, GO 2.000%, 04/01/19	2,000,000	2,061,200
Memphis-Shelby, County Sports Authority, Ser A, RB Callable 11/01/19 @ 100 5.000%, 11/01/22	1,800,000	2,040,426
Tennessee State, Housing Development Agency, RB Callable 01/01/22 @ 100 2.750%, 01/01/24	485,000	481,411
2.750%, 07/01/24	345,000	342,330
Tennessee State, Housing Development Agency, Ser 2B, RB 2.350%, 01/01/21	385,000	380,022

		5,305,389

Texas — 50.5%
Alamo, Community College District, Ser A, RB 3.000%, 11/01/19	2,000,000	2,133,900
Andrews County, Hospital District, GO 2.750%, 03/15/20	1,250,000	1,256,462

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Andrews County, Hospital District, GO, AGM 2.500%, 03/15/19	$1,215,000	$1,229,288
Arlington, Special Tax Revenue, RB Callable 02/15/19 @ 100 5.000%, 08/15/28	250,000	265,682
Austin, Independent School District, GO Callable 08/01/19 @ 100 4.125%, 08/01/21	1,000,000	1,092,960
Austin, Water & Wastewater System, Ser A, RB, AMBAC 5.000%, 11/15/19	1,000,000	1,183,070
Bastrop, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/19 @ 100 5.250%, 02/15/32	500,000	547,510
5.000%, 02/15/34	1,000,000	1,066,610
Beaumont, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/33	500,000	544,420
Capital Area, Cultural Education Facilities Finance, Roman Catholic Diocese, RB 5.125%, 04/01/20	385,000	437,325
Clifton, Higher Education Finance, Idea Public Schools Project, RB 4.800%, 08/15/21	500,000	553,635
Clifton, Higher Education Finance, Ser A, RB 1.800%, 12/01/14	250,000	250,672
College Station, GO (A) Pre-Refunded @ 100 4.500%, 02/15/27	160,000	183,277
College Station, GO Callable 02/15/18 @ 100 4.500%, 02/15/27	1,730,000	1,881,877
4.000%, 02/15/19	1,000,000	1,088,100
Conroe, Industrial Development, RB, AGM 4.000%, 09/01/18	300,000	326,046
Corpus Christi, GO 4.000%, 03/01/19	1,010,000	1,112,232
Dallas County, Schools Public Property Finance, GO 3.000%, 06/01/19	940,000	1,007,614
Dallas, County Schools Public Property Finance, RB 2.500%, 12/01/15	825,000	831,369
2.250%, 12/01/14	800,000	801,400
Dallas, GO Callable 02/15/18 @ 100 5.000%, 02/15/25	1,000,000	1,128,280

Description	Face Amount	Value

Dallas, GO, NATL Callable 02/15/17 @ 100 4.250%, 02/15/22	$845,000	$906,786
Dallas, Ser B, RB 5.000%, 11/01/19	1,295,000	1,521,793
Dallas, Ser F, RB Callable 11/01/23 @ 100 5.250%, 11/01/30	2,000,000	2,291,140
Denton, Independent School District, GO Callable 08/15/19 @ 100 5.000%, 08/15/27	1,000,000	1,075,280
Ector County, Hospital District, Ser A, RB 4.000%, 09/15/14	1,260,000	1,263,226
El Paso, GO Callable 08/15/19 @ 100 5.500%, 08/15/34	1,000,000	1,112,410
Elkhart, Independent School District, School Building Project, GO Callable 08/15/19 @ 100 4.625%, 08/15/30	665,000	715,720
Forney, Independent School District, School Building Project, GO, PSF-GTD Callable 08/15/17 @ 100 5.000%, 08/15/38	1,000,000	1,075,180
Fort Bend County, Municipal Utility District No. 25, GO Callable 10/01/16 @ 100 5.600%, 10/01/36	1,000,000	1,070,940
Frisco, Independent School District, School Building Project, Ser A, GO, PSF-GTD Callable 08/15/17 @ 100 5.000%, 08/15/27	500,000	553,960
Galveston County, GO 3.000%, 02/01/19	600,000	635,976
Garland, Independent School District, Ser A, GO Callable 09/02/14 @ 100 3.000%, 02/15/19	350,000	350,528
Grand Prairie, Independent School District, School Building Project, Ser A, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/32	1,000,000	1,078,470
Greenville, Electric Utility System, RB Callable 02/15/19 @ 100 5.000%, 02/15/20	1,000,000	1,105,940
Harris County, Cultural Education Facilities Finance, Texas Children’s Hospital Project, RB Callable 10/01/19 @ 100 5.500%, 10/01/39	1,000,000	1,106,470

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Houston, Higher Education Finance, Ser A, RB, PSF-GTD 4.000%, 02/15/21	$940,000	$1,053,900
4.000%, 02/15/22	1,005,000	1,126,896
Hurst, Waterworks and Sewer System, GO Callable 08/15/18 @ 100 5.000%, 08/15/36	1,000,000	1,079,280
Irving, Hotel Occupancy Project, GO Callable 02/15/19 @ 100 5.000%, 08/15/39	1,000,000	1,092,050
Irving, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/28	500,000	543,245
Kaufman County, GO, AGM 3.000%, 02/15/22	1,670,000	1,669,983
Klein, Independent School District, Schoolhouse Project, GO Callable 08/01/19 @ 100 5.000%, 08/01/34	855,000	919,313
Love Field, Airport Modernization, Southwest Airlines Project, RB Callable 11/01/20 @ 100 5.250%, 11/01/40	2,500,000	2,636,975
Mauriceville, Municipal Utility District, GO, AGM 2.000%, 11/15/14	1,110,000	1,112,353
Mesquite, Independent School District No. 1, School Building Project, GO Callable 08/15/19 @ 100 4.375%, 08/15/26	560,000	632,470
Navarro County, Junior College District, RB, AGM 3.000%, 05/15/19	550,000	566,808
2.250%, 05/15/18	880,000	892,778
New Hope, Cultural Education Facilities, RB 5.000%, 04/01/21	355,000	392,346
4.000%, 04/01/17	135,000	143,462
4.000%, 04/01/19	200,000	213,192
4.000%, 04/01/20	210,000	222,300
North Harris County, Regional Water Authority, RB 3.000%, 12/15/20	2,015,000	2,128,586
North Texas, Tollway Authority, RB Callable 01/01/18 @ 100 5.750%, 01/01/33	1,000,000	1,112,020
North Texas, Tollway Authority, Ser C, RB Callable 01/01/19 @ 100 5.250%, 01/01/20	1,250,000	1,402,512
Northside, Independent School District, GO, PSF-GTD (B) 1.350%, 06/01/33	2,915,000	2,889,144
Olmos, Park Higher Education Facilities, RB 2.000%, 12/01/18	3,000,000	3,018,570

Description	Face Amount	Value

Pharr/San Juan/Alamo, Independent School District, School Building Project, GO, PSF-GTD Callable 02/01/18 @ 100 5.000%, 02/01/33	$1,000,000	$1,090,720
Plano, GO Callable 09/01/15 @ 100 4.100%, 09/01/19	730,000	756,784
Plano, GO (A) Pre-Refunded @ 100 4.100%, 09/01/15	270,000	281,243
Pleasant Grove, Independent School District, GO, PSF-GTD (A) Pre-Refunded @ 100 5.250%, 02/15/32	1,000,000	1,121,320
Polk County, GO, AGM 3.000%, 08/15/19	1,150,000	1,204,740
Red River, Educational Finance Authority, Hockaday School Project, RB Callable 05/15/15 @ 100 4.000%, 05/15/16	1,000,000	1,026,570
Round Rock, Independent School District, School Building Project, GO Callable 08/01/18 @ 100 5.000%, 08/01/28	1,000,000	1,129,220
Royal, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 4.500%, 02/15/28	400,000	424,020
San Angelo, Independent School District, School Building Project, Ser A, GO Callable 02/15/19 @ 100 5.250%, 02/15/34	1,000,000	1,139,550
San Antonio, Education Facilities, RB Callable 06/01/23 @ 100 5.000%, 06/01/25	1,200,000	1,387,788
San Antonio, Electric & Gas Revenue, RB Callable 02/01/15 @ 100 5.000%, 02/01/18	1,000,000	1,023,090
San Antonio, Public Facilities, RB Callable 09/15/22 @ 100 5.000%, 09/15/26	3,000,000	3,445,350
San Antonio, Refunding & Improvement Project, Ser A, RB, AGM 2.500%, 07/01/16	570,000	589,939
2.000%, 07/01/15	400,000	405,744
San Antonio, Water Revenue, RB Callable 11/15/18 @ 100 5.375%, 05/15/39	500,000	566,205
San Antonio, Water System, RB 4.000%, 05/15/19	500,000	562,335

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

San Benito, Consolidated Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/18 @ 100 5.000%, 02/15/33	$1,000,000	$1,087,790
San Jacinto, Community College District, GO 3.000%, 02/15/19	1,795,000	1,885,845
San Marcos, Tax & Toll Revenue, GO, AGM Callable 08/15/17 @ 100 5.125%, 08/15/28	500,000	555,180
Sienna Plantation Levee, Improvement District, GO, BAM 4.000%, 09/01/19	500,000	558,235
Spring Branch, Independent School District, Schoolhouse Project, GO, PSF-GTD Callable 02/01/17 @ 100 5.250%, 02/01/38	1,000,000	1,086,410
Texas A&M University, Permanent University Fund, RB Callable 07/01/21 @ 100 4.000%, 07/01/22	1,850,000	2,063,490
Texas A&M University, Permanent University Fund, Ser B, RB Callable 07/01/25 @ 100 5.000%, 07/01/34	1,000,000	1,154,610
Texas City, Industrial Development, Arco Pipe Line Company Project, RB 7.375%, 10/01/20	500,000	664,120
Texas State, College Student Loan, GO Callable 08/01/19 @ 100 5.000%, 08/01/21	1,000,000	1,187,780
4.625%, 08/01/30	1,200,000	1,279,980
Texas State, Department of Housing & Community Affairs, Ser B, RB, FNMA, GNMA, FHLMC Callable 01/01/21 @ 100 4.050%, 07/01/26	850,000	885,522
Texas State, Public Finance Authority Charter Education, Cosmos Foundation, Ser A, RB Callable 02/15/20 @ 100 6.000%, 02/15/30	750,000	839,093
Texas State, Public Finance Authority Charter Education, New Frontiers School, Ser A, RB Callable 08/15/20 @ 100 5.800%, 08/15/40	1,100,000	1,139,512
Texas State, Public Finance Authority, Financing System, Texas Southern University, RB 5.625%, 05/01/21	1,440,000	1,627,733
5.375%, 05/01/20	1,365,000	1,505,909
5.250%, 05/01/19	1,300,000	1,426,451

Description	Face Amount	Value

Texas State, Southmost College District, GO, AMBAC Callable 02/15/15 @ 100 5.000%, 02/15/22	$1,000,000	$1,017,850
Texas State, Water Financial Assistance, Ser B, GO Callable 08/01/18 @ 100 5.000%, 08/01/26	2,010,000	2,290,616
Titus County, Pass Through Toll Project, Ser A, GO 4.000%, 03/01/18	555,000	596,059
Titus County, Pass Through Toll Project, Ser B, GO 4.000%, 03/01/18	1,185,000	1,272,666
Tyler, Independent School District, School Building Project, GO Callable 02/15/18 @ 100 5.000%, 02/15/27	500,000	557,535
University of North Texas, Financing System Project, RB Callable 04/15/18 @ 100 5.000%, 04/15/28	500,000	558,830
Upper Trinity, Regional Water District, RB, AGM 4.000%, 08/01/17	250,000	268,733
3.000%, 08/01/19	250,000	259,520
Waco, Health Facilities Development, Hillcrest Health System Project, Ser A, RB, NATL-RE FHA (A) Pre-Refunded @ 100 5.000%, 02/01/18	1,000,000	1,092,080
Waller, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/18 @ 100 5.500%, 02/15/33	1,000,000	1,104,610
Wylie, GO Callable 02/15/18 @ 100 5.000%, 02/15/28	1,000,000	1,107,810

		104,862,318

Utah — 1.1%
Utah State, GO 5.000%, 07/01/19	2,000,000	2,360,980

Virginia — 3.7%
Fairfax County, Sewer Authority, RB Callable 07/15/19 @ 100 4.000%, 07/15/25	1,500,000	1,619,250
Virginia Commonwealth, Housing Development Authority, RB 2.150%, 04/01/21	3,000,000	3,067,440
Virginia Commonwealth, Housing Development Authority, Ser A, RB Callable 01/01/22 @ 100 2.100%, 07/01/22	895,000	861,330

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST MUNICIPAL BOND FUND

Description	Face Amount/ Shares	Value

Virginia Commonwealth, Transportation Board, RB 4.000%, 03/15/19	$2,000,000	$2,235,200

		7,783,220

Washington — 0.5%
Everett, Public Facilities District, Ser A, RB 5.000%, 12/01/17	900,000	980,883

Wisconsin — 1.0%
Wisconsin State, Ser B, GO Callable 05/01/21 @ 100 4.500%, 05/01/31	2,000,000	2,162,700

Total Municipal Bonds (Cost $196,852,114)		203,624,612

CASH EQUIVALENT* — 0.8%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $1,603,129)	1,603,129	1,603,129

Total Investments — 98.9% (Cost $198,455,243)		$205,227,741

Percentages are based on Net Assets of $207,434,636.

*	Rate shown is the 7-day effective yield as of July 31, 2014.
(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.
(B)	Variable Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on July 31, 2014.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Corporation

BAM — Build America Mutual

COP — Certificate of Participation

FHA — Federal Housing Administration

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

FROST KEMPNER TREASURY AND INCOME FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount/ Shares	Value
U.S. TREASURY OBLIGATIONS — 76.4%
U.S. Treasury Inflationary Protection Securities 3.625%, 04/15/28	$1,079,626	$1,516,790
2.625%, 07/15/17	759,877	842,395
2.500%, 07/15/16 to 01/15/29	2,280,677	2,634,278
2.375%, 01/15/25	1,076,563	1,299,866
2.125%, 02/15/40	953,189	1,222,167
1.750%, 01/15/28	1,533,033	1,768,137
1.625%, 01/15/15	676,529	683,030
1.375%, 07/15/18 to 01/15/20	3,465,240	3,761,025

Total U.S. Treasury Obligations (Cost $12,047,387)		13,727,688

CASH EQUIVALENT* — 23.6%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 0.000% (Cost $4,233,695)	4,233,695	4,233,695

Total Investments — 100.0% (Cost $16,281,082)		$17,961,383

Percentages are based on Net Assets of $17,965,968.

*	Rate shown is the 7-day effective yield as of July 31, 2014.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

STATEMENTS OF ASSETS AND LIABILITIES

	Growth Equity Fund	Value Equity Fund	Kempner Multi-Cap Deep Value Equity Fund	Mid Cap Equity Fund
Assets:
Investments at Value	$438,669,675	$310,793,574	$196,479,697	$27,289,134
Receivable for Investment Securities Sold	1,314,419	4,701,425	—	—
Receivable for Capital Shares Sold	348,512	348,907	43,855	—
Dividends and Interest Receivable	162,748	354,325	185,554	3,939
Foreign Tax Reclaim Receivable	—	204,650	14,054	—
Prepaid Expenses	17,382	18,375	14,720	12,174

Total Assets	440,512,736	316,421,256	196,737,880	27,305,247

Liabilities:
Payable for Investment Securities Purchased	4,181,437	4,050,023	—	—
Payable Due to Investment Adviser	244,490	176,029	100,277	22,316
Payable for Capital Shares Redeemed	167,492	23,651	3,317	12,848
Payable Due to Administrator	34,868	25,104	16,996	2,309
Payable Due to Trustees	6,174	4,474	2,811	423
Chief Compliance Officer Fees Payable	1,404	1,018	639	96
Income Distribution Payable	—	321,169	39,436	—
Payable Due to Distributor	13,863	10,306	4,826	83
Professional Fee Payable	21,830	21,587	21,349	21,007
Other Accrued Expenses	23,240	19,481	13,402	6,709

Total Liabilities	4,694,798	4,652,842	203,053	65,791

Net Assets	$435,817,938	$311,768,414	$196,534,827	$27,239,456

NET ASSETS:
Paid-in Capital	$248,409,476	$241,291,967	$169,522,393	$18,496,996
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income) (Accumulated Net Investment Loss)	269,620	(140,462)	6,094	(111,864)
Accumulated Net Realized Gain on Investments	15,082,742	21,968,877	8,660,801	3,135,718
Net Unrealized Appreciation on Investments	172,056,100	48,648,032	18,345,539	5,718,606

Net Assets	$435,817,938	$311,768,414	$196,534,827	$27,239,456

Institutional Class Shares:
Net Assets	$372,380,044	$254,951,635	$175,592,933	$26,824,388
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	25,699,298	22,813,267	15,225,458	1,840,554
Net Asset Value, Offering and Redemption Price Per Share	$14.49	$11.18	$11.53	$14.57

Class A Shares:
Net Assets	$63,437,894	$56,816,779	$20,941,894	$415,068
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	4,396,969	5,086,798	1,816,861	28,573
Net Asset Value, Redemption Price Per Share	$14.43	$11.17	$11.53	$14.53

Maximum Offering Price Per Share — Class A	$14.91	$11.55	$11.92	$15.02

	($14.43÷96.75%)	($11.17÷96.75%)	($11.53÷96.75%)	($14.53÷96.75%)
Cost of Investments	$266,613,575	$262,145,542	$178,134,158	$21,570,528

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap Equity Fund	International Equity Fund	Natural Resources Fund	Cinque Large Cap Buy-Write Equity Fund
Assets:
Investments at Value	$27,733,307	$196,231,224	$72,246,097	$60,035,760
Foreign Currency	—	14,794	—	—
Unrealized Gain on Forward Foreign Currency Contracts	—	510,341	—	—
Purchased Options	—	—	—	125,060
Receivable for Investment Securities Sold	688,427	3,826,749	—	—
Receivable for Capital Shares Sold	3,054	226,483	417,892	75,921
Dividends and Interest Receivable	15,397	86,988	17,101	43,035
Foreign Tax Reclaim Receivable	—	274,841	5,527	19
Prepaid Expenses	14,914	15,050	3,795	6,285

Total Assets	28,455,099	201,186,470	72,690,412	60,286,080

Liabilities:
Written Options	—	—	—	59,760
Unrealized Loss on Forward Foreign Currency Contracts	—	21,268	—	—
Payable for Investment Securities Purchased	702,837	913,885	—	—
Payable Due to Investment Adviser	17,905	165,270	47,729	45,960
Payable for Capital Shares Redeemed	73,421	350,303	478	6,469
Payable Due to Administrator	2,343	16,362	5,633	4,806
Payable Due to Trustees	435	2,977	1,026	855
Chief Compliance Officer Fees Payable	99	677	233	194
Payable Due to Distributor	3,241	4,777	1,878	1,350
Professional Fee Payable	21,009	21,372	21,093	21,069
Other Accrued Expenses	6,992	69,866	8,063	9,158

Total Liabilities	828,282	1,566,757	86,133	149,621

Net Assets	$27,626,817	$199,619,713	$72,604,279	$60,136,459

NET ASSETS:
Paid-in Capital	$16,150,304	$185,648,944	$62,349,602	$53,870,091
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	—	(489,074)	162,027	248,715
Accumulated Net Realized Gain (Loss) on Investments, Purchased Options and Written Options	8,951,854	9,215,834	(3,596,958)	(1,148,203)
Net Unrealized Appreciation on Investments, Purchased Options and Written Options	2,524,659	4,753,596	13,689,608	7,165,856
Net Unrealized Appreciation on Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	490,413	—	—

Net Assets	$27,626,817	$199,619,713	$72,604,279	$60,136,459

Institutional Class Shares:
Net Assets	$14,489,492	$180,560,799	$63,472,368	$53,466,554
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,918,032	20,406,079	4,884,591	4,207,836
Net Asset Value, Offering and Redemption Price Per Share†	$7.55	$8.85	$12.99	$12.71

Class A Shares:
Net Assets	$13,137,325	$19,058,914	$9,131,911	$6,669,905
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,782,451	2,156,888	704,384	526,511
Net Asset Value, Redemption Price Per Share†	$7.37	$8.84	$12.96	$12.67

Maximum Offering Price Per Share — Class A	$7.62	$9.14	$13.40	$13.10

	($7.37÷96.75%)	($8.84÷96.75%)	($12.96÷96.75%)	($12.67÷96.75%)
Cost of Investments	$25,208,648	$191,477,628	$58,556,489	$53,058,659
Cost of Foreign Currency	—	14,794	—	—
Cost of Purchased Options	—	—	—	111,049
Premiums Received on Written Options	—	—	—	(234,504)

†	The International Equity Fund charges redemption fees. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

STATEMENTS OF ASSETS AND LIABILITIES

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Total Return Bond Fund

Assets:
Investments at Value	$2,525,711	$11,137,891	$331,445	$1,241,862,812
Affiliated Investments at Value	1,361,813	4,350,645	161,945	—
Cash	—	—	—	127
Receivable for Investment Securities Sold	—	—	—	111,144
Receivable for Capital Shares Sold	10,420	52,435	12,920	4,118,399
Dividends and Interest Receivable	3,231	10,072	161	8,878,059
Receivable from Investment Adviser	16,384	8,873	7,101	—
Deferred Offering Cost	—	—	40,733	—
Prepaid Expenses	4,317	15,644	505	39,904

Total Assets	3,921,876	15,575,560	554,810	1,255,010,445

Liabilities:
Payable for Investment Securities Purchased	—	—	—	17,562,773
Payable Due to Investment Adviser	—	—	—	361,395
Payable for Capital Shares Redeemed	—	—	—	843,928
Payable Due to Administrator	308	1,313	39	95,724
Payable Due to Trustees	55	235	7	16,936
Chief Compliance Officer Fees Payable	13	53	2	3,851
Income Distribution Payable	—	—	—	2,896,074
Payable Due to Distributor	751	2,839	90	34,740
Professional Fee Payable	20,955	20,980	50,176	23,369
Other Accrued Expenses	3,650	6,861	6,230	89,476

Total Liabilities	25,732	32,281	56,544	21,928,266

Net Assets	$3,896,144	$15,543,279	$498,266	$1,233,082,179

NET ASSETS:
Paid-in Capital	$4,337,682	$16,301,703	$493,110	$1,196,407,265
Undistributed Net Investment Income (Accumulated Net Investment Loss)	(1,102)	2,402	855	23,997
Accumulated Net Realized Gain (Loss) on Investments	(515,382)	(1,495,835)	2,065	11,172,633
Net Unrealized Appreciation on Investments	74,946	735,009	2,236	25,478,284

Net Assets	$3,896,144	$15,543,279	$498,266	$1,233,082,179

Institutional Class Shares:
Net Assets	N/A	$2,014,959	N/A	$1,062,644,481
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	160,101	N/A	97,522,799
Net Asset Value, Offering and Redemption Price Per Share†	N/A	$12.59	N/A	$10.90

Class A Shares:
Net Assets	$3,896,144	$13,528,320	$498,266	$170,437,698
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	364,410	1,075,518	49,276	15,637,983
Net Asset Value, Redemption Price Per Share†	$10.69	$12.58	$10.11	$10.90

Maximum Offering Price Per Share — Class A	$11.05	$13.00	$10.45	$11.15

	($10.69÷96.75%)	($12.58÷96.75%)	($10.11÷96.75%)	($10.90÷97.75%)
Cost of Investments	$2,471,688	$10,496,799	$331,280	$1,216,384,528
Cost of Affiliated Investments	1,340,890	4,256,728	159,874	—

†	The Conservative Allocation Fund charges redemption fees. See Note 2 in the Notes to Financial Statements.

N/A — The Fund does not offer this Class.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

STATEMENTS OF ASSETS AND LIABILITIES

	Credit Fund	Low Duration Bond Fund	Municipal Bond Fund	Kempner Treasury and Income Fund

Assets:
Investments at Value	$93,224,796	$220,048,674	$205,227,741	$17,961,383
Receivable for Capital Shares Sold	172,554	285,946	455,171	277
Dividends and Interest Receivable	910,275	421,096	2,284,800	29,578
Prepaid Expenses	5,691	18,791	14,797	7,277

Total Assets	94,313,316	220,774,507	207,982,509	17,998,515

Liabilities:
Payable for Investment Securities Purchased	3,333,125	—	—	—
Payable Due to Investment Adviser	44,932	65,795	43,972	5,328
Payable for Capital Shares Redeemed	73,694	61,727	—	—
Payable Due to Administrator	7,052	17,424	16,315	1,410
Payable Due to Trustees	1,237	3,135	2,941	254
Chief Compliance Officer Fees Payable	281	713	669	58
Income Distribution Payable	314,154	235,584	442,141	—
Payable Due to Distributor	1,843	3,419	794	—
Professional Fee Payable	21,123	21,395	21,367	20,983
Other Accrued Expenses	15,417	17,701	19,674	4,514

Total Liabilities	3,812,858	426,893	547,873	32,547

Net Assets	$90,500,458	$220,347,614	$207,434,636	$17,965,968

NET ASSETS:
Paid-in Capital	$89,632,571	$219,912,840	$200,412,156	$15,851,970
Undistributed Net Investment Income	1,538	75	106,836	56,479
Accumulated Net Realized Gain (Loss) on Investments	623,479	(970,868)	143,146	377,218
Net Unrealized Appreciation on Investments	242,870	1,405,567	6,772,498	1,680,301

Net Assets	$90,500,458	$220,347,614	$207,434,636	$17,965,968

Institutional Class Shares:
Net Assets	$81,335,926	$203,194,865	$203,406,325	$17,965,968
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,920,711	19,732,127	19,332,020	1,706,747
Net Asset Value, Offering and Redemption Price Per Share	$10.27	$10.30	$10.52	$10.53

Class A Shares:
Net Assets	$9,164,532	$17,152,749	$4,028,311	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	893,411	1,665,259	383,031	N/A
Net Asset Value, Redemption Price Per Share	$10.26	$10.30	$10.52	N/A

Maximum Offering Price Per Share — Class A	$10.50	$10.54	$10.76	N/A

	($10.26÷97.75%)	($10.30÷97.75%)	($10.52÷97.75%)
Cost of Investments	$92,981,926	$218,643,107	$198,455,243	$16,281,082

N/A — The Fund does not offer this class.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | FOR THE YEAR ENDED JULY 31, 2014

STATEMENTS OF OPERATIONS

	Growth Equity Fund	Value Equity Fund	Kempner Multi-Cap Deep Value Equity Fund	Mid Cap Equity Fund

Investment Income:
Dividend Income	$3,922,943	$7,524,785	$4,801,209	$139,022
Foreign Taxes Withheld	(8,948)	(247,125)	(88,874)	—

Total Investment Income	3,913,995	7,277,660	4,712,335	139,022

Expenses:
Investment Advisory Fees	2,862,962	2,049,266	1,177,308	265,312
Administration Fees	383,146	274,310	187,893	27,592
Distribution Fees — Class A	190,367	136,748	53,761	896
Trustees’ Fees	19,839	14,143	9,432	1,419
Chief Compliance Officer Fees	7,186	5,403	3,974	1,470
Transfer Agent Fees	68,253	62,908	50,206	35,418
Professional Fees	43,317	36,964	32,215	22,799
Registration Fees	31,680	32,627	28,666	26,380
Printing Fees	24,330	17,780	12,145	2,799
Custodian Fees	16,591	11,876	7,982	5,003
Interest Expense on Borrowings	366	194	—	447
Insurance and Other Expenses	19,743	14,674	16,655	2,950

Total Expenses	3,667,780	2,656,893	1,580,237	392,485
Less: Investment Advisory Fees Waived	(201,737)	(143,898)	—	—
Less: Fees Paid Indirectly	(21)	(30)	(7)	(3)

Net Expenses	3,466,022	2,512,965	1,580,230	392,482

Net Investment Income (Loss)	447,973	4,764,695	3,132,105	(253,460)

Net Realized Gain from Investments	20,713,498	31,005,580	12,474,881	4,030,296
Net Change in Unrealized Appreciation (Depreciation) on Investments	52,377,282	7,346,667	7,148,632	25,590

Net Realized and Unrealized Gain on Investments	73,090,780	38,352,247	19,623,513	4,055,886

Increase in Net Assets Resulting from Operations	$73,538,753	$43,116,942	$22,755,618	$3,802,426

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | FOR THE YEAR ENDED JULY 31, 2014

STATEMENTS OF OPERATIONS

	Small Cap Equity Fund	International Equity Fund	Natural Resources Fund	Cinque Large Cap Buy-Write Equity Fund

Investment Income:
Dividend Income	$856,351	$4,610,444	$1,152,349	$830,022
Interest Income	—	—	—	—
Foreign Taxes Withheld	—	(293,750)	(48,488)	(6,251)

Total Investment Income	856,351	4,316,694	1,103,861	823,771

Expenses:
Investment Advisory Fees	828,115	2,283,363	537,048	386,349
Administration Fees	76,013	229,739	62,826	40,138
Distribution Fees — Class A	59,367	85,147	21,872	14,004
Trustees’ Fees	3,898	11,614	3,272	2,144
Chief Compliance Officer Fees	2,164	4,748	2,048	1,709
Transfer Agent Fees	41,981	54,673	39,389	38,998
Professional Fees	27,982	35,476	24,839	23,039
Registration Fees	28,091	29,388	32,077	30,996
Printing Fees	7,016	14,708	4,841	3,531
Custodian Fees	7,607	203,627	3,756	5,037
Interest Expense on Borrowings	9,242	2,142	388	17
Offering Costs	—	—	—	25,759
Insurance and Other Expenses	8,386	20,154	4,797	2,846

Total Expenses	1,099,862	2,974,779	737,153	574,567
Less: Fees Paid Indirectly	(12)	(31)	(6)	(4)

Net Expenses	1,099,850	2,974,748	737,147	574,563

Net Investment Income (Loss)	(243,499)	1,341,946	366,714	249,208

Net Realized Gain from Investments	43,363,230	45,045,470	1,068,033	354,958
Net Realized Loss on Purchased Options	—	—	(1,402)	(345,034)
Net Realized Loss on Written Options	—	—	—	(624,742)
Net Realized Loss on Foreign Currency Transactions	—	(1,379,107)	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(27,141,146)	(35,660,387)	8,519,399	5,742,891
Net Change in Unrealized Appreciation (Depreciation) on Purchased Options	—	—	6,200	31,227
Net Change in Unrealized Appreciation (Depreciation) on Written Options	—	—	—	159,064
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	856,852	—	—

Net Realized and Unrealized Gain on Investments	16,222,084	8,862,828	9,592,230	5,318,364

Increase in Net Assets Resulting from Operations	$15,978,585	$10,204,774	$9,958,944	$5,567,572

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | FOR THE YEAR OR PERIOD ENDED JULY 31, 2014

STATEMENTS OF OPERATIONS

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund*	Total Return Bond Fund

Investment Income:
Interest Income	$—	$—	$—	$45,533,172
Dividend Income	77,219	243,104	1,793	1,873
Dividend Income from Affiliated Investments	20,572	80,805	488	—

Total Investment Income	97,791	323,909	2,281	45,535,045

Expenses:
Investment Advisory Fees	28,299	55,607	132	4,069,961
Administration Fees	4,373	11,317	90	962,281
Distribution Fees — Class A	11,676	21,503	220	375,844
Trustees’ Fees	217	555	7	49,535
Chief Compliance Officer Fees	1,107	1,212	2	16,355
Transfer Agent Fees	18,613	36,329	4,454	144,907
Professional Fees	37,851	50,946	20,948	75,517
Registration Fees	18,084	28,507	57	61,728
Printing Fees	6,071	4,252	6,706	58,986
Custodian Fees	5,000	4,585	1,250	40,565
Interest Expense on Borrowings	—	1,879	—	1,793
Offering Costs	—	—	11,267	—
Insurance and Other Expenses	1,536	4,025	934	92,842

Total Expenses	132,827	220,717	46,067	5,950,314
Less: Investment Advisory Fees Waived	(28,299)	(46,336)	(132)	(469,840)
Less: Reimbursement of Other Operating Expenses	(16,659)	—	(44,509)	—
Less: Fees Paid Indirectly	(4)	(11)	—	(261)

Net Expenses	87,865	174,370	1,426	5,480,213

Net Investment Income	9,926	149,539	855	40,054,832

Net Realized Gain from Investments	725,657	1,834,720	1,089	12,107,437
Net Realized Gain from Affiliated Investments	8,581	29,481	976	—
Net Realized Gain on Distributions from Investment Company Shares	35,722	16,765	—	—
Net Realized Loss on Purchased Options	(51,394)	—	—	—
Net Realized Gain on Written Options	2,382	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(426,488)	(781,036)	165	8,736,907
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	20,923	70,159	2,071	—
Net Change in Unrealized Appreciation (Depreciation) on Purchased Options	3,632	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Written Options	(1,193)	—	—	—

Net Realized and Unrealized Gain on investments	317,822	1,170,089	4,301	20,844,344

Increase in Net Assets Resulting from Operations	$327,748	$1,319,628	$5,156	$60,899,176

*	Commenced operations on May 19, 2014.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | FOR THE YEAR ENDED JULY 31, 2014

STATEMENTS OF OPERATIONS

	Credit Fund	Low Duration Bond Fund	Municipal Bond Fund	Kempner Treasury and Income Fund

Investment Income:
Interest Income	$3,485,351	$4,515,128	$6,578,275	$565,867
Dividend Income	1,155	235	416	191

Total Investment Income	3,486,506	4,515,363	6,578,691	566,058

Expenses:
Investment Advisory Fees	381,278	915,042	854,211	74,544
Administration Fees	59,410	212,783	198,505	19,939
Distribution Fees — Class A	20,376	62,976	9,890	—
Trustees’ Fees	3,085	10,727	10,037	980
Chief Compliance Officer Fees	1,966	4,388	4,153	1,357
Transfer Agent Fees	39,703	53,994	50,494	18,837
Professional Fees	24,103	34,119	33,222	22,432
Registration Fees	28,201	32,897	28,460	16,336
Printing Fees	4,652	13,600	12,758	2,154
Custodian Fees	5,008	8,748	8,396	5,002
Interest Expense on Borrowings	63	—	4,184	—
Offering Costs	19,041	—	—	—
Insurance and Other Expenses	11,910	24,744	41,437	3,675

Total Expenses	598,796	1,374,018	1,255,747	165,256
Less: Investment Advisory Fees Waived	(2,099)	(119,367)	(324,028)	—
Less: Fees Paid Indirectly	(4)	(20)	(3)	(1)

Net Expenses	596,693	1,254,631	931,716	165,255

Net Investment Income	2,889,813	3,260,732	5,646,975	400,803

Net Realized Gain (Loss) from Investments	623,690	(1,011,533)	507,208	377,218
Net Change in Unrealized Appreciation (Depreciation) on Investments	631,356	301,182	2,862,989	(275,961)

Net Realized and Unrealized Gain (Loss) on investments	1,255,046	(710,351)	3,370,197	101,257

Increase in Net Assets Resulting from Operations	$4,144,859	$2,550,381	$9,017,172	$502,060

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Equity Fund
	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations:
Net Investment Income	$447,973	$893,800
Net Realized Gain on Investments	20,713,498	20,560,229
Net Change in Unrealized Appreciation (Depreciation) on Investments	52,377,282	44,526,685

Net Increase in Net Assets Resulting from Operations	73,538,753	65,980,714

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(363,026)	(561,006)
Class A Shares	—	—
Realized Capital Gains:
Institutional Class Shares	(11,878,769)	—
Class A Shares	(3,223,117)	—

Total Dividends and Distributions	(15,464,912)	(561,006)

Capital Share Transactions:
Institutional Class Shares:
Issued	70,318,756	37,383,704
Reinvestment of Dividends	316,787	5,302
Redeemed	(47,749,213)	(48,538,923)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	22,886,330	(11,149,917)

Class A Shares:
Issued	4,061,528	6,434,738
Reinvestment of Dividends	2,482,040	—
Redeemed	(36,688,234)	(11,629,002)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	(30,144,666)	(5,194,264)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,258,336)	(16,344,181)

Total Increase (Decrease) in Net Assets	50,815,505	49,075,527

Net assets:
Beginning of Year	385,002,433	335,926,906

End of Year	$435,817,938	$385,002,433

Undistributed (Distributions in Excess of) Net Investment Income	$269,620	$184,673

Share Transactions:
Institutional Class Shares:
Issued	5,127,790	3,296,602
Reinvestment of Dividends	24,327	487
Redeemed	(3,510,232)	(4,280,144)

Total Increase (Decrease) in Institutional Class Shares:	1,641,885	(983,055)

Class A Shares:
Issued	302,395	573,929
Reinvestment of Dividends	191,368	—
Redeemed	(2,662,318)	(1,036,002)

Total Increase (Decrease) in Class A Shares:	(2,168,555)	(462,073)

Net Increase (Decrease) in Shares Outstanding	(526,670)	(1,445,128)

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Value Equity Fund		Kempner Multi-Cap Deep Value Equity Fund
Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2014	Year Ended July 31, 2013

$4,764,695	$5,752,553	$3,132,105	$3,098,315
31,005,580	27,832,689	12,474,881	683,762
7,346,667	23,422,212	7,148,632	33,363,077

43,116,942	57,007,454	22,755,618	37,145,154

(3,955,894)	(4,673,955)	(2,894,406)	(2,786,603)
(774,929)	(1,078,562)	(306,653)	(368,513)

(23,304,254)	—	(3,898,005)	(1,296,477)
(5,125,087)	—	(469,971)	(213,126)

(33,160,164)	(5,752,517)	(7,569,035)	(4,664,719)

53,315,507	33,958,304	23,727,977	13,037,656
1,167,021	97,100	18,466	7,400
(30,387,599)	(77,529,325)	(36,584,298)	(21,208,768)

24,094,929	(43,473,921)	(12,837,855)	(8,163,712)

4,534,630	4,301,096	926,184	4,030,811
4,523,374	811,649	534,657	426,043
(5,282,334)	(22,941,061)	(3,358,631)	(12,176,773)

3,775,670	(17,828,316)	(1,897,790)	(7,719,919)

27,870,599	(61,302,237)	(14,735,645)	(15,883,631)

37,827,377	(10,047,300)	450,938	16,596,804

273,941,037	283,988,337	196,083,889	179,487,085

$311,768,414	$273,941,037	$196,534,827	$196,083,889

$(140,462)	$(31,779)	$6,094	$—

4,867,524	3,503,991	2,103,063	1,363,734
112,316	10,272	1,679	801
(2,766,088)	(8,209,273)	(3,231,682)	(2,204,211)

2,213,752	(4,695,010)	(1,126,940)	(839,676)

419,946	456,544	82,322	429,356
434,730	85,838	48,626	45,694
(475,188)	(2,397,400)	(298,375)	(1,270,691)

379,488	(1,855,018)	(167,427)	(795,641)

2,593,240	(6,550,028)	(1,294,367)	(1,635,317)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Equity Fund
	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations:
Net Investment Income (Loss)	$(253,460)	$(164,745)
Net Realized Gain on Investments and Foreign Currency Transactions	4,030,296	2,157,744
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	25,590	3,391,110

Net Increase in Net Assets Resulting from Operations	3,802,426	5,384,109

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	—	—
Class A Shares	—	—
Realized Capital Gains:
Institutional Class Shares	(1,844,204)	(957,705)
Class A Shares	(19,447)	(11)

Total Dividends and Distributions	(1,863,651)	(957,716)

Capital Share Transactions:
Institutional Class Shares:
Issued	1,088,944	10,048,791
Reinvestment of Dividends	132,740	102,094
Redemption Fees (Note 2)	—	—
Redeemed	(5,583,580)	(10,737,985)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(4,361,896)	(587,100)

Class A Shares:
Issued	121,233	259,792
Reinvestment of Dividends	8,381	8
Redeemed	—	(14,281)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	129,614	245,519

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,232,282)	(341,581)

Total Increase (Decrease) in Net Assets	(2,293,507)	4,084,812

Net assets:
Beginning of Year	29,532,963	25,448,151

End of Year	$27,239,456	$29,532,963

Undistributed Net Investment Income (Accumulated Net Investment Loss) (Distributions in Excess of Net Investment Income)	$(111,864)	$—

Share Transactions:
Institutional Class Shares:
Issued	74,909	800,203
Reinvestment of Dividends	9,564	9,059
Redeemed	(382,905)	(901,225)

Total Increase (Decrease) in Institutional Class Shares:	(298,432)	(91,963)

Class A Shares:
Issued	8,544	20,520
Reinvestment of Dividends	605	1
Redeemed	—	(1,113)

Total Increase (Decrease) in Class A Shares:	9,149	19,408

Net Increase (Decrease) in Shares Outstanding	(289,283)	(72,555)

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Small Cap Equity Fund		International Equity Fund
Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2014	Year Ended July 31, 2013

$(243,499)	$(307,668)	$1,341,946	$2,715,823
43,363,230	19,175,054	43,666,363	21,655,326
(27,141,146)	33,771,958	(34,803,535)	12,500,115

15,978,585	52,639,344	10,204,774	36,871,264

—	(94,588)	(4,652,036)	(3,876,446)
—	—	(838,323)	(697,304)

(28,979,481)	(1,250,204)	(10,963,255)	—
(9,425,488)	(252,781)	(2,129,439)	—

(38,404,969)	(1,597,573)	(18,583,053)	(4,573,750)

4,925,295	19,595,873	47,233,330	58,392,732
764,645	49,004	424,769	137,965
—	—	8	62
(143,171,831)	(36,122,736)	(89,187,954)	(54,041,680)

(137,481,891)	(16,477,859)	(41,529,847)	4,489,079

1,316,894	3,221,867	3,875,748	8,268,906
8,816,895	191,698	2,403,617	584,376
(25,955,080)	(5,204,235)	(29,377,572)	(10,837,247)

(15,821,291)	(1,790,670)	(23,098,207)	(1,983,965)

(153,303,182)	(18,268,529)	(64,628,054)	2,505,114

(175,729,566)	32,773,242	(73,006,333)	34,802,628

203,356,383	170,583,141	272,626,046	237,823,418

$27,626,817	$203,356,383	$199,619,713	$272,626,046

$—	$—	$(489,074)	$2,682,806

583,315	2,199,769	5,121,169	6,523,226
103,191	5,848	46,552	15,968
(15,174,993)	(3,994,947)	(9,754,098)	(6,107,599)

(14,488,487)	(1,789,330)	(4,586,377)	431,595

148,023	363,258	416,482	931,245
1,216,123	23,208	264,051	67,636
(3,038,485)	(589,820)	(3,176,589)	(1,241,114)

(1,674,339)	(203,354)	(2,496,056)	(242,233)

(16,162,826)	(1,992,684)	(7,082,433)	189,362

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Natural Resources Fund
	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations:
Net Investment Income (Loss)	$366,714	$177,091
Net Realized Gain (Loss) on Investments, Purchased Options, Written Options, Affiliated Investments and Distributions from Investment Company Shares	1,066,631	(2,670,028)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Purchased Options and Written Options	8,525,599	7,988,831

Net Increase in Net Assets Resulting from Operations	9,958,944	5,495,894

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(245,351)	(107,536)
Class A Shares	(14,651)	(607)
Realized Capital Gains:
Institutional Class Shares	—	—
Class A Shares	—	—
Return of Capital:
Class A Shares	—	—

Total Dividends and Distributions	(260,002)	(108,143)

Capital Share Transactions:
Institutional Class Shares:
Issued	13,866,415	15,630,918
Reinvestment of Dividends	7,457	3,458
Redeemed	(14,142,829)	(9,037,637)

Net Increase (Decrease) in Net Assets from Institutional Share Transactions	(268,957)	6,596,739

Class A Shares:
Issued	621,321	1,658,918
Reinvestment of Dividends	8,789	385
Redeemed	(1,136,912)	(400,283)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	(506,802)	1,259,020

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(775,759)	7,855,759

Total Increase (Decrease) in Net Assets	8,923,183	13,243,510

Net assets:
Beginning of Period	63,681,096	50,437,586

End of Period	$72,604,279	$63,681,096

Undistributed Net Investment Income (Accumulated Net Investment Loss) (Distributions in Excess of Net Investment Income)	$162,027	$55,096

Share Transactions:
Institutional Class Shares:
Issued	1,132,482	1,431,501
Reinvestment of Dividends	648	329
Redeemed	(1,188,033)	(833,008)

Total Increase (Decrease) in Institutional Class Shares:	(54,903)	598,822

Class A Shares:
Issued	51,631	152,307
Reinvestment of Dividends	765	37
Redeemed	(94,066)	(38,076)

Total Increase (Decrease) in Class A Shares:	(41,670)	114,268

Net Increase (Decrease) in Shares Outstanding	(96,573)	713,090

*	Fund commenced operations on December 3, 2012.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Cinque Large Cap Buy-Write Equity Fund		Conservative Allocation Fund		Moderate Allocation Fund
Year Ended July 31, 2014	Period Ended July 31, 2013*	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2014	Year Ended July 31, 2013

$249,208	$27,085	$9,926	$(28,206)	$149,539	$172,635
(614,818)	(332,511)	720,948	177,795	1,880,966	211,457
5,933,182	1,232,674	(403,126)	449,612	(710,877)	780,888

5,567,572	927,248	327,748	599,201	1,319,628	1,164,980

(27,565)	—	—	—	(52,794)	(86,222)
—	—	—	(21,916)	(99,411)	(130,174)

(172,450)	—	—	—	—	—
(28,756)	—	—	—	—	—

—	—	—	(1,690)	—	—

(228,771)	—	—	(23,606)	(152,205)	(216,396)

44,487,091	7,319,235	—	—	4,009	99,058
2,333	—	—	—	403	414
(3,383,030)	(282,682)	—	—	(2,496,323)	(193,001)

41,106,394	7,036,553	—	—	(2,491,911)	(93,529)

3,612,883	3,086,418	654,083	141,503	10,978,096	1,795,603
27,899	—	—	1,639	93,780	122,236
(999,737)	—	(2,216,261)	(7,136,048)	(5,268,246)	(2,936,158)

2,641,045	3,086,418	(1,562,178)	(6,992,906)	5,803,630	(1,018,319)

43,747,439	10,122,971	(1,562,178)	(6,992,906)	3,311,719	(1,111,848)

49,086,240	11,050,219	(1,234,430)	(6,417,311)	4,479,142	(163,264)

11,050,219	—	5,130,574	11,547,885	11,064,137	11,227,401

$60,136,459	$11,050,219	$3,896,144	$5,130,574	$15,543,279	$11,064,137

$248,715	$27,404	$(1,102)	$(29,007)	$2,402	$—

3,789,847	719,910	—	—	325	9,266
200	—	—	—	33	38
(276,673)	(25,448)	—	—	(203,813)	(17,741)

3,513,374	694,462	—	—	(203,455)	(8,437)

308,944	299,680	62,565	15,114	898,228	161,653
2,399	—	—	—	7,599	11,185
(84,512)	—	(211,976)	(756,087)	(430,716)	(265,358)

226,831	299,680	(149,411)	(740,973)	475,111	(92,520)

3,740,205	994,142	(149,411)	(740,973)	271,656	(100,957)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

Aggressive Allocation Fund
Period Ended July 31, 2014*
Operations:
Net Investment Income	$855
Net Realized Gain on Investments and Affiliated Investments	2,065
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	2,236

Net Increase in Net Assets Resulting from Operations	5,156

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	—
Class A Shares	—
Realized Capital Gains:
Institutional Class Shares	—
Class A Shares	—

Total Dividends and Distributions	—

Capital Share Transactions:
Institutional Class Shares:
Issued	—
Reinvestment of Dividends	—
Redeemed	—

Net Increase in Net Assets from Institutional Class Share Transactions	—

Class A Shares:
Issued	493,110
Reinvestment of Dividends	—
Redeemed	—

Net Increase in Net Assets from Class A Share Transactions	493,110

Net Increase in Net Assets from Capital Share Transactions	493,110

Total Increase in Net Assets	498,266

Net assets:
Beginning of Period	—

End of Period	$498,266

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$855

Share Transactions:
Institutional Class Shares:
Issued	—
Reinvestment of Dividends	—
Redeemed	—

Total Increase in Institutional Class Shares:	—

Class A Shares:
Issued	49,276
Reinvestment of Dividends	—
Redeemed	—

Total Increase in Class A Shares:	49,276

Net Increase in Shares Outstanding	49,276

*	Fund commenced operations on May 19, 2014.
**	Fund commenced operations on December 3, 2012.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Total Return Bond Fund		Credit Fund
Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2014	Period Ended July 31, 2013**

$40,054,832	$35,841,094	$2,889,813	$598,856
12,107,437	12,950,327	623,690	96,494
8,736,907	(3,781,716)	631,356	(388,486)

60,899,176	45,009,705	4,144,859	306,864

(35,214,418)	(32,150,803)	(2,542,274)	(471,587)
(5,718,881)	(4,925,626)	(342,670)	(131,372)

(9,691,365)	(7,367,196)	(81,918)	—
(1,746,654)	(1,210,468)	(14,788)	—

(52,371,318)	(45,654,093)	(2,981,650)	(602,959)

400,905,393	237,301,615	62,682,267	27,512,499
5,480,565	3,192,061	40,848	1,367
(144,360,835)	(121,393,035)	(7,912,237)	(1,677,366)

262,025,123	119,100,641	54,810,878	25,836,500

98,328,583	22,207,521	3,284,423	6,314,029
4,728,925	3,787,254	301,628	121,391
(59,930,205)	(17,867,122)	(925,670)	(109,835)

43,127,303	8,127,653	2,660,381	6,325,585

305,152,426	127,228,294	57,471,259	32,162,085

313,680,284	126,583,906	58,634,468	31,865,990

919,401,895	792,817,989	31,865,990	—

$1,233,082,179	$919,401,895	$90,500,458	$31,865,990

$23,997	$(6,846)	$1,538	$(4,103)

36,930,634	21,679,377	6,135,449	2,718,191
505,563	292,426	3,974	135
(13,308,904)	(11,095,349)	(770,843)	(166,195)

24,127,293	10,876,454	5,368,580	2,552,131

9,056,884	2,032,582	322,824	630,907
437,021	346,940	29,615	12,028
(5,514,774)	(1,630,523)	(90,912)	(11,051)

3,979,131	748,999	261,527	631,884

28,106,424	11,625,453	5,630,107	3,184,015

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Low Duration Bond Fund
	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations:
Net Investment Income	$3,260,732	$4,579,895
Net Realized Gain (Loss) on Investments	(1,011,533)	3,294,048
Net Change in Unrealized Appreciation (Depreciation) on Investments	301,182	(4,688,578)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,550,381	3,185,365

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(2,918,085)	(4,010,335)
Class A Shares	(300,375)	(528,504)
Realized Capital Gains:
Institutional Class Shares	(2,888,832)	(1,172,821)
Class A Shares	(434,329)	(170,658)

Total Dividends and Distributions	(6,541,621)	(5,882,318)

Capital Share Transactions:
Institutional Class Shares:
Issued	49,624,860	74,520,806
Reinvestment of Dividends	538,137	383,539
Redeemed	(55,413,203)	(99,785,342)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(5,250,206)	(24,880,997)

Class A Shares:
Issued	4,579,340	9,598,930
Reinvestment of Dividends	525,760	478,821
Redeemed	(19,406,792)	(14,817,163)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	(14,301,692)	(4,739,412)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,551,898)	(29,620,409)

Total Increase (Decrease) in Net Assets	(23,543,138)	(32,317,362)

Net assets:
Beginning of Year	243,890,752	276,208,114

End of Year	$220,347,614	$243,890,752

Undistributed Net Investment Income	$75	$528

Share Transactions:
Institutional Class Shares:
Issued	4,799,583	7,025,363
Reinvestment of Dividends	52,194	36,226
Redeemed	(5,343,308)	(9,420,247)

Total Increase (Decrease) in Institutional Class Shares:	(491,531)	(2,358,658)

Class A Shares:
Issued	442,559	907,142
Reinvestment of Dividends	50,970	45,235
Redeemed	(1,879,202)	(1,401,951)

Total Increase (Decrease) in Class A Shares:	(1,385,673)	(449,574)

Net Increase (Decrease) in Shares Outstanding	(1,877,204)	(2,808,232)

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Municipal Bond Fund		Kempner Treasury and Income Fund
Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2014	Year Ended July 31, 2013

$5,646,975	$5,873,609	$400,803	$252,728
507,208	344,989	377,218	—
2,862,989	(9,371,218)	(275,961)	(1,603,428)

9,017,172	(3,152,620)	502,060	(1,350,700)

(5,505,728)	(5,766,789)	(375,053)	(222,134)
(95,591)	(87,938)	—	—

(501,491)	(286,903)	—	(981,926)
(9,903)	(4,868)	—	—

(6,112,713)	(6,146,498)	(375,053)	(1,204,060)

37,427,424	66,856,336	1,357,883	2,116,300
59,442	75,507	3,522	63,020
(63,043,584)	(35,755,383)	(7,710,904)	(9,210,564)

(25,556,718)	31,176,460	(6,349,499)	(7,031,244)

291,133	276,953	—	—
85,565	74,884	—	—
(243,277)	(162,856)	—	—

133,421	188,981	—	—

(25,423,297)	31,365,441	(6,349,499)	(7,031,244)

(22,518,838)	22,066,323	(6,222,492)	(9,586,004)

229,953,474	207,887,151	24,188,460	33,774,464

$207,434,636	$229,953,474	$17,965,968	$24,188,460

$106,836	$61,347	$56,479	$30,473

3,587,961	6,221,774	130,864	190,634
5,713	7,049	337	5,667
(6,065,103)	(3,342,342)	(737,551)	(839,161)

(2,471,429)	2,886,481	(606,350)	(642,860)

28,011	26,201	—	—
8,211	6,999	—	—
(23,256)	(15,269)	—	—

12,966	17,931	—	—

(2,458,463)	2,904,412	(606,350)	(642,860)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Growth Equity Fund
Institutional Class
2014	$12.58	$0.02		$2.42	$2.44	$(0.02)	$(0.51)	$(0.53)	$14.49	19.81%	$372,380	0.80%	0.85%	0.15%	28%
2013	10.48	0.03		2.09	2.12	(0.02)	—	(0.02)	12.58	20.29	302,637	0.80	0.95	0.31	32
2012	10.26	0.01		0.23	0.24	(0.02)	—	(0.02)	10.48	2.31	262,447	0.81	0.96	0.13	46
2011	8.21	0.02		2.06	2.08	(0.03)	(0.00)^	(0.03)	10.26	25.35	257,479	0.82	0.97	0.21	38
2010	7.61	0.03		0.60	0.63	(0.03)	—	(0.03)	8.21	8.25	195,304	0.82	0.97	0.31	56
Class A
2014	$12.55	$(0.01)		$2.40	$2.39	$—	$(0.51)	$(0.51)	$14.43	19.47%	$63,438	1.05%	1.11%	(0.08)%	28%
2013	10.46	0.01		2.08	2.09	—	—	—	12.55	19.98	82,365	1.05	1.20	0.06	32
2012	10.24	(0.01)		0.23	0.22	—	—	—	10.46	2.15	73,480	1.06	1.21	(0.12)	46
2011	8.19	(0.00	)‡	2.06	2.06	(0.01)	(0.00)^	(0.01)	10.24	25.12	72,139	1.07	1.22	(0.05)	38
2010	7.59	0.00	‡	0.61	0.61	(0.01)	—	(0.01)	8.19	8.05	47,235	1.07	1.22	0.06	56

Value Equity Fund
Institutional Class
2014	$10.83	$0.18		$1.46	$1.64	$(0.18)	$(1.11)	$(1.29)	$11.18	16.28%	$254,952	0.81%	0.86%	1.67%	52%
2013	8.92	0.21		1.91	2.12	(0.21)	—	(0.21)	10.83	24.10	223,004	0.81	0.96	2.17	77
2012	9.20	0.19		(0.28)	(0.09)	(0.19)	—	(0.19)	8.92	(0.94)	225,509	0.81	0.96	2.16	90
2011	8.03	0.19		1.17	1.36	(0.19)	—	(0.19)	9.20	17.03	235,531	0.82	0.97	2.12	82
2010	7.44	0.15		0.59	0.74	(0.15)	—	(0.15)	8.03	9.96	198,506	0.83	0.98	1.84	76
Class A
2014	$10.82	$0.16		$1.45	$1.61	$(0.15)	$(1.11)	$(1.26)	$11.17	16.00%	$56,817	1.06%	1.11%	1.42%	52%
2013	8.91	0.19		1.90	2.09	(0.18)	—	(0.18)	10.82	23.82	50,937	1.06	1.21	1.95	77
2012	9.19	0.17		(0.28)	(0.11)	(0.17)	—	(0.17)	8.91	(1.19)	58,479	1.06	1.21	1.90	90
2011	8.03	0.17		1.16	1.33	(0.17)	—	(0.17)	9.19	16.62	62,921	1.07	1.22	1.89	82
2010	7.43	0.13		0.60	0.73	(0.13)	—	(0.13)	8.03	9.85	39,781	1.08	1.23	1.54	76

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Amount represents less than $0.01.
^	Includes a return of capital less than $0.01 per share.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Years or Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Kempner Multi-Cap Deep Value Equity Fund
Institutional Class
2014	$10.69	$0.18	$1.09	$1.27	$(0.18)	$(0.25)	$(0.43)	$11.53	12.14%	$175,593	0.77%	0.77%	1.60%	22%
2013	8.99	0.16	1.79	1.95	(0.17)	(0.08)	(0.25)	10.69	22.03	174,867	0.77	0.77	1.70	18
2012	8.90	0.17	0.10	0.27	(0.18)	—	(0.18)	8.99	3.06	154,505	0.78	0.78	1.99	24
2011	7.89	0.15	1.02	1.17	(0.16)	—	(0.16)	8.90	14.80	141,615	0.78	0.78	1.69	22
2010	7.20	0.15	0.69	0.84	(0.15)	—	(0.15)	7.89	11.75	125,363	0.79	0.79	1.87	23
Class A
2014	$10.69	$0.15	$1.10	$1.25	$(0.16)	$(0.25)	$(0.41)	$11.53	11.90%	$20,942	1.02%	1.02%	1.35%	22%
2013	8.99	0.14	1.79	1.93	(0.15)	(0.08)	(0.23)	10.69	21.76	21,217	1.02	1.02	1.47	18
2012	8.90	0.15	0.09	0.24	(0.15)	—	(0.15)	8.99	2.81	24,982	1.03	1.03	1.74	24
2011	7.89	0.13	1.01	1.14	(0.13)	—	(0.13)	8.90	14.52	29,402	1.03	1.03	1.44	22
2010	7.20	0.13	0.69	0.82	(0.13)	—	(0.13)	7.89	11.48	27,365	1.04	1.04	1.62	23

Mid Cap Equity Fund
Institutional Class
2014	$13.68	$(0.12)	$1.93	$1.81	$—	$(0.92)	$(0.92)	$14.57	13.56%	$26,824	1.33%	1.33%	(0.86)%	58%
2013	11.41	(0.09)	3.02	2.93	—	(0.66)	(0.66)	13.68	26.90 ††	29,267	1.49	1.53	(0.75)	118
2012	12.26	(0.07)	(0.56)	(0.63)	—	(0.22)	(0.22)	11.41	(5.06)	25,448	1.25	1.25	(0.61)	108
2011	9.40	(0.10)	2.96	2.86	—	—	—	12.26	30.43	54,972	1.26	1.26	(0.86)	53
2010	7.13	(0.08)	2.35	2.27	—	—	—	9.40	31.84	21,159	1.39	1.39	(0.92)	72
Class A
2014	$13.67	$(0.16)	$1.94	$1.78	$—	$(0.92)	$(0.92)	$14.53	13.35%	$415	1.58%	1.58%	(1.11)%	58%
2013	11.41	(0.13)	3.05	2.92	—	(0.66)	(0.66)	13.67	26.81 ††	266	1.72	1.75	(0.97)	118
2012(a)	12.12	(0.08)	(0.63)	(0.71)	—	—	—	11.41	(5.86)	—	1.80 *	1.80 *	(1.38)*	108	**(2)

Small Cap Equity Fund
Institutional Class
2014	$10.26	$(0.02)	$0.97	$0.95	$—	$(3.66)	$(3.66)	$7.55	9.93%	$14,490	1.13%	1.13%	(0.18)%	96%
2013	7.82	(0.01)	2.53	2.52	(0.01)	(0.07)	(0.08)	10.26	32.40	168,368	1.12	1.12	(0.12)	106
2012	9.72	0.01	(0.60)	(0.59)	—	(1.31)	(1.31)	7.82	(5.17)	142,295	1.12	1.12	0.13	113
2011	7.53	(0.03)	2.22	2.19	—	—	—	9.72	29.08	182,577	1.10	1.10	(0.36)	144
2010	6.94	(0.04)	0.63	0.59	—	—	—	7.53	8.50	140,224	1.23	1.23	(0.53)	160
Class A
2014	$10.12	$(0.05)	$0.96	$0.91	$—	$(3.66)	$(3.66)	$7.37	9.59%	$13,137	1.42%	1.42%	(0.52)%	96%
2013	7.73	(0.03)	2.49	2.46	—	(0.07)	(0.07)	10.12	32.04	34,988	1.37	1.37	(0.37)	106
2012	9.65	(0.01)	(0.60)	(0.61)	—	(1.31)	(1.31)	7.73	(5.44)	28,288	1.37	1.37	(0.13)	113
2011	7.49	(0.06)	2.22	2.16	—	—	—	9.65	28.84	35,349	1.35	1.35	(0.62)	144
2010	6.92	(0.06)	0.63	0.57	—	—	—	7.49	8.24	24,475	1.48	1.48	(0.76)	160

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(a)	Commenced operations on February 13, 2012.
(1)	Per share data calculated using the average shares method.
(2)	Portfolio turnover rate is for the Fund for the year ended July 31, 2012.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Years or Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

International Equity Fund
Institutional Class
2014	$9.20	$0.06	$0.26	$0.32	$(0.20)	$(0.47)	$(0.67)	$8.85	3.42%	$180,561	1.18%	1.18%	0.61%	120%
2013	8.08	0.10	1.19	1.29	(0.17)	—	(0.17)	9.20	16.10	229,891	1.15	1.15	1.09	50
2012	9.18	0.11	(1.16)	(1.05)	(0.05)	—	(0.05)	8.08	(11.39)	198,348	1.14	1.14	1.32	20
2011	7.79	0.11	1.34	1.45	(0.06)	—	(0.06)	9.18	18.66	263,419	1.14	1.14	1.25	26
2010	7.18	0.07	0.55	0.62	(0.01)	—	(0.01)	7.79	8.69	218,996	1.16	1.16	0.91	35
Class A
2014	$9.18	$0.02	$0.29	$0.31	$(0.18)	$(0.47)	$(0.65)	$8.84	3.29%	$19,059	1.42%	1.42%	0.18%	120%
2013	8.06	0.07	1.20	1.27	(0.15)	—	(0.15)	9.18	15.85	42,735	1.40	1.40	0.80	50
2012	9.16	0.09	(1.16)	(1.07)	(0.03)	—	(0.03)	8.06	(11.67)	39,475	1.39	1.39	1.07	20
2011	7.77	0.09	1.34	1.43	(0.04)	—	(0.04)	9.16	18.42	49,881	1.39	1.39	1.01	26
2010	7.18	0.05	0.54	0.59	—	—	—	7.77	8.22	38,653	1.41	1.41	0.64	35

Natural Resources Fund
Institutional Class
2014	$11.20	$0.07	$1.77	$1.84	$(0.05)	$—	$(0.05)	$12.99	16.48%	$63,472	1.07%	1.07%	0.58%	35%
2013	10.15	0.04	1.03	1.07	(0.02)	—	(0.02)	11.20	10.60	55,341	1.14	1.14	0.34	41
2012(a)	10.00	0.00	0.15	0.15	—	—	—	10.15	1.50	44,041	1.42 *	1.42 *	(0.02)*	49 **
Class A
2014	$11.18	$0.04	$1.76	$1.80	$(0.02)	$—	$(0.02)	$12.96	16.13%	$9,132	1.32%	1.32%	0.33%	35%
2013	10.13	0.01	1.04	1.05	(0.00)‡	—	(0.00)‡	11.18	10.37	8,340	1.39	1.39	0.09	41
2012(a)	10.00	(0.03)	0.16	0.13	—	—	—	10.13	1.30	6,397	1.71 *	1.71 *	(0.33)*	49 **

Cinque Large Cap Buy-Write Equity Fund
Institutional Class
2014	$11.12	$0.08	$1.57	$1.65	$(0.01)	$(0.05)	$(0.06)	$12.71	14.90%	$53,466	1.30%	1.30%	0.62%	20%
2013(b)	10.00	0.04	1.08	1.12	—	—	—	11.12	11.20 ††	7,721	1.50 *	2.41 *	0.54 *	16 **
Class A
2014	$11.11	$0.04	$1.57	$1.61	$—	$(0.05)	$(0.05)	$12.67	14.56%	$6,670	1.57%	1.57%	0.34%	20%
2013(b)	10.00	0.02	1.09	1.11	—	—	—	11.11	11.10 ††	3,329	1.75 *	2.43 *	0.23 *	16 **

Conservative Allocation Fund
Class A
2014	$9.99	$0.02	$0.68	$0.70	$—	$—	$—	$10.69	7.01%††	$3,896	1.88%	2.84%	0.21%	148%
2013	9.20	(0.04)	0.87	0.83	(0.04)^	—	(0.04)	9.99	9.04 ††	5,131	2.00	2.29	(0.43)	98
2012	9.82	0.03	(0.43)	(0.40)	(0.02)	(0.20)	(0.22)	9.20	(4.08)	11,548	1.84	1.84	0.01	150
2011(c)	10.00	(0.01)	(0.17)	(0.18)	—	—	—	9.82	(1.80)††	17,163	2.00 *	2.27 *	(0.10)*	91 **

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Amount represents less than $0.01.
^	Includes a return of capital of less than $0.01 per share.
(a)	Commenced operations on September 27, 2011.
(b)	Commenced operations on December 3, 2012.
(c)	Commenced operations on January 7, 2011.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Years or Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Moderate Allocation Fund
Institutional Class
2014	$11.48	$0.17	$1.13	$1.30	$(0.19)	$—	$(0.19)	$12.59	11.36%	$2,015	1.30%	1.74%	1.44%	103%
2013	10.55	0.19	0.98	1.17	(0.24)	—	(0.24)	11.48	11.17	4,175	1.35	1.80	1.72	19
2012	10.49	0.19	0.06	0.25	(0.19)	—	(0.19)	10.55	2.49	3,925	1.35	1.77	1.84	18
2011	9.54	0.14	1.05	1.19	(0.24)	—	(0.24)	10.49	12.49	4,399	1.30	1.39	1.34	21
2010	8.67	0.16	0.87	1.03	(0.16)	—	(0.16)	9.54	11.88	12,976	1.24	1.30	1.71	38
Class A
2014	$11.47	$0.14	$1.12	$1.26	$(0.15)	$—	$(0.15)	$12.58	11.03%	$13,528	1.50%	1.86%	1.15%	103%
2013	10.54	0.16	0.98	1.14	(0.21)	—	(0.21)	11.47	10.90	6,889	1.60	2.05	1.46	19
2012	10.48	0.16	0.07	0.23	(0.17)	—	(0.17)	10.54	2.23	7,302	1.60	2.02	1.61	18
2011	9.54	0.14	1.01	1.15	(0.21)	—	(0.21)	10.48	12.07	7,428	1.60	1.70	1.35	21
2010	8.67	0.13	0.88	1.01	(0.14)	—	(0.14)	9.54	11.63	10,775	1.50	1.56	1.40	38

Aggressive Allocation Fund
Class A
2014(b)	$10.00	$0.02	$0.09	$0.11	$—	$—	$—	$10.11	1.10%	$498	1.62%*	52.39%*	0.97%*	14%**

Total Return Bond Fund
Institutional Class
2014	$10.81	$0.43	$0.22	$0.65	$(0.43)	$(0.13)	$(0.56)	$10.90	6.22%	$1,062,644	0.50%	0.54%	3.93%	35%
2013	10.80	0.45	0.13	0.58	(0.46)	(0.11)	(0.57)	10.81	5.41	793,400	0.49	0.64	4.08	53
2012	10.70	0.51	0.15	0.66	(0.50)	(0.06)	(0.56)	10.80	6.45	675,039	0.50	0.65	4.79	61
2011	10.71	0.54	0.35	0.89	(0.52)	(0.38)	(0.90)	10.70	8.72	489,685	0.51	0.66	5.08	58
2010	10.17	0.63	0.66	1.29	(0.60)	(0.15)	(0.75)	10.71	13.03	319,147	0.54	0.67	5.97	60
Class A
2014	$10.81	$0.40	$0.23	$0.63	$(0.41)	$(0.13)	$(0.54)	$10.90	5.96%	$170,438	0.75%	0.79%	3.68%	35%
2013	10.80	0.42	0.13	0.55	(0.43)	(0.11)	(0.54)	10.81	5.15	126,002	0.74	0.89	3.83	53
2012	10.69	0.48	0.17	0.65	(0.48)	(0.06)	(0.54)	10.80	6.29	117,779	0.75	0.90	4.55	61
2011	10.71	0.52	0.33	0.85	(0.49)	(0.38)	(0.87)	10.69	8.36	104,713	0.77	0.91	4.83	58
2010	10.17	0.61	0.65	1.26	(0.57)	(0.15)	(0.72)	10.71	12.76	76,319	0.79	0.92	5.73	60

Credit Fund
Institutional Class
2014	$10.01	$0.47	$0.26	$0.73	$(0.45)	$(0.02)	$(0.47)	$10.27	7.36%	$81,336	0.91%	0.91%	4.58%	38%
2013(a)	10.00	0.29	(0.06)	0.23	(0.22)	—	(0.22)	10.01	2.33	25,546	1.00 *	1.29 *	4.39 *	57 **
Class A
2014	$10.00	$0.44	$0.26	$0.70	$(0.42)	$(0.02)	$(0.44)	$10.26	7.11%	$9,164	1.17%	1.17%	4.33%	38%
2013(a)	10.00	0.23	(0.02)	0.21	(0.21)	—	(0.21)	10.00	2.09	6,320	1.25 *	1.91 *	3.49 *	57 **

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(a)	Commenced operations on December 3, 2012.
(b)	Commenced operations on May 19, 2014.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Low Duration Bond Fund
Institutional Class
2014	$10.48	$0.15	$(0.03)	$0.12	$(0.15)	$(0.15)	$(0.30)	$10.30	1.19	%††	$203,195	0.52%	0.58%	1.46%	29%
2013	10.59	0.18	(0.06)	0.12	(0.18)	(0.05)	(0.23)	10.48	1.10	††	211,919	0.52	0.67	1.70	85
2012	10.64	0.25	0.11	0.36	(0.25)	(0.16)	(0.41)	10.59	3.52	††	239,140	0.53	0.68	2.37	73
2011	10.67	0.27	0.04	0.31	(0.25)	(0.09)	(0.34)	10.64	2.97	††	236,573	0.53	0.68	2.56	56
2010	10.32	0.37	0.33	0.70	(0.35)	—	(0.35)	10.67	6.86	††	165,334	0.53	0.70	3.52	62
Class A
2014	$10.48	$0.13	$(0.04)	$0.09	$(0.12)	$(0.15)	$(0.27)	$10.30	0.94	%††	$17,153	0.77%	0.84%	1.22%	29%
2013	10.59	0.15	(0.06)	0.09	(0.15)	(0.05)	(0.20)	10.48	0.84	††	31,972	0.77	0.92	1.45	85
2012	10.64	0.22	0.11	0.33	(0.22)	(0.16)	(0.38)	10.59	3.27	††	37,068	0.78	0.93	2.11	73
2011	10.67	0.25	0.03	0.28	(0.22)	(0.09)	(0.31)	10.64	2.71	††	26,236	0.78	0.93	2.34	56
2010	10.32	0.35	0.32	0.67	(0.32)	—	(0.32)	10.67	6.60	††	30,225	0.78	0.95	3.28	62

Municipal Bond Fund
Institutional Class
2014	$10.37	$0.28	$0.18	$0.46	$(0.28)	$(0.03)	$(0.31)	$10.52	4.44	%††	$203,406	0.43%	0.59%	2.67%	16%
2013	10.79	0.28	(0.42)	(0.14)	(0.27)	(0.01)	(0.28)	10.37	(1.28	)††	226,117	0.45	0.69	2.57	10
2012	10.43	0.30	0.40	0.70	(0.30)	(0.04)	(0.34)	10.79	6.84	††	204,090	0.60	0.70	2.81	8
2011	10.50	0.34	(0.06)	0.28	(0.34)	(0.01)	(0.35)	10.43	2.68	††	159,989	0.62	0.72	3.25	10
2010	10.28	0.34	0.22	0.56	(0.33)	(0.01)	(0.34)	10.50	5.56	††	165,952	0.61	0.71	3.22	5
Class A
2014	$10.37	$0.25	$0.18	$0.43	$(0.25)	$(0.03)	$(0.28)	$10.52	4.18	%††	$4,028	0.69%	0.83%	2.42%	16%
2013	10.78	0.25	(0.40)	(0.15)	(0.25)	(0.01)	(0.26)	10.37	(1.43	)††	3,836	0.70	0.94	2.32	10
2012	10.43	0.27	0.40	0.67	(0.28)	(0.04)	(0.32)	10.78	6.50	††	3,797	0.85	0.95	2.50	8
2011	10.50	0.31	(0.06)	0.25	(0.31)	(0.01)	(0.32)	10.43	2.40	††	194	0.86	0.96	2.99	10
2010	10.28	0.31	0.23	0.54	(0.31)	(0.01)	(0.32)	10.50	5.31	††	816	0.86	0.96	2.97	5

Kempner Treasury and Income Fund
Institutional Class
2014	$10.46	$0.20	$0.07	$0.27	$(0.20)	$—	$(0.20)	$10.53	2.64%		$17,966	0.78%	0.78%	1.88%	13%
2013	11.43	0.09	(0.64)	(0.55)	(0.08)	(0.34)	(0.42)	10.46	(5.00)		24,188	0.70	0.70	0.83	0
2012	11.03	0.12	0.55	0.67	(0.16)	(0.11)	(0.27)	11.43	6.12		33,774	0.67	0.67	1.02	0
2011	10.54	0.34	0.59	0.93	(0.30)	(0.14)	(0.44)	11.03	9.08		31,269	0.76	0.76	3.14	5
2010	10.14	0.30	0.54	0.84	(0.20)	(0.24)	(0.44)	10.54	8.48		26,357	0.71	0.71	2.85	28

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 40 funds. The financial statements herein relate to the Trust’s Frost Funds. The Frost Funds include the Frost Growth Equity Fund (the “Growth Equity Fund”), Frost Value Equity Fund (the “Value Equity Fund”) (formerly Frost Dividend Value Equity Fund), Frost Kempner Multi-Cap Deep Value Equity Fund (the “Kempner Multi-Cap Deep Value Equity Fund”), Frost Mid Cap Equity Fund (the “Mid Cap Equity Fund”), Frost Small Cap Equity Fund (the “Small Cap Equity Fund”), Frost International Equity Fund (the “International Equity Fund”), Frost Natural Resources Fund (the “Natural Resources Fund”), Frost Cinque Large Cap Buy-Write Equity Fund (the “Cinque Large Cap Buy-Write Equity Fund”), Frost Conservative Allocation Fund (the “Conservative Allocation Fund”) (formerly Frost Diversified Strategies Fund), Frost Moderate Allocation Fund (the “Moderate Allocation Fund”) (formerly Frost Strategic Balanced Fund ), Frost Aggressive Allocation Fund (the “Aggressive Allocation Fund”), Frost Total Return Bond Fund (the “Total Return Bond Fund”), Frost Credit Fund (the “Credit Fund”), Frost Low Duration Bond Fund (the “Low Duration Bond Fund”), Frost Municipal Bond Fund (the “Municipal Bond Fund”), and Frost Kempner Treasury and Income Fund (the “Kempner Treasury and Income Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The Growth Equity Fund seeks to achieve long-term capital appreciation. The Value Equity Fund, International Equity Fund and Cinque Large Cap Buy-Write Equity Fund seek to achieve long-term capital appreciation and current income. The Kempner Multi-Cap Deep Value Equity Fund seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three-to-five year period. The Mid Cap Equity Fund seeks to maximize long-term capital appreciation. The Small Cap Equity Fund seeks to maximize total return. The Natural Resources Fund seeks long-term capital growth with a secondary goal of current income. The Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund seek total return consistent with their respective asset allocation strategy. The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Kempner Treasury and Income Fund seeks to provide current income consistent with the preservation of capital. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds currently offer Institutional Class Shares and Class A Shares. Effective February 14, 2014, the Institutional Class Shares of the Moderate Allocation Fund are closed to new investors. The financial statements of the remaining funds in the Trust are presented separately.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2014, the total market value of securities in the Total Return Bond Fund valued in accordance with fair value procedures was $2,409,285 or 0.2% of the Fund’s net assets.

All registered investment companies held in the Funds’ portfolios are valued at the published net asset value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Frost Investment Advisors, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market after the close of the foreign market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the International Equity Fund owns securities is closed for one or more days, the International Equity Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above. When the confidence interval has been exceeded, the securities are considered Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at July 31, 2014:

Investments in Securities*	Level 1	Level 2	Level 3	Total
Growth Equity Fund
Common Stock	$431,409,518	$—	$—	$431,409,518
Cash Equivalent	7,260,157	—	—	7,260,157

Total Investments in Securities	$438,669,675	$—	$—	$438,669,675

Value Equity Fund
Common Stock	$309,771,464	$—	$—	$309,771,464
Cash Equivalent	1,022,110	—	—	1,022,110

Total Investments in Securities	$310,793,574	$—	$—	$310,793,574

Kempner Multi-Cap Deep Value Equity Fund
Common Stock	$172,379,893	$—	$—	$172,379,893
Cash Equivalent	24,099,804	—	—	24,099,804

Total Investments in Securities	$196,479,697	$—	$—	$196,479,697

Mid Cap Equity Fund
Common Stock	$26,236,409	$—	$—	$26,236,409
Cash Equivalent	1,052,725	—	—	1,052,725

Total Investments in Securities	$27,289,134	$—	$—	$27,289,134

Small Cap Equity Fund
Common Stock	$26,825,205	$—	$—	$26,825,205
Cash Equivalent	908,102	—	—	908,102

Total Investments in Securities	$27,733,307	$—	$—	$27,733,307

International Equity Fund
Common Stock	$58,540,176	$130,286,471	$—	$188,826,647
Cash Equivalent	7,404,577	—	—	7,404,577

Total Investments in Securities	$65,944,753	$130,286,471	$—	$196,231,224

Natural Resources Fund
Common Stock	$67,038,920	$—	$—	$67,038,920
Cash Equivalent	5,207,177	—	—	5,207,177

Total Investments in Securities	$72,246,097	$—	$—	$72,246,097

Cinque Large Cap Buy-Write Equity Fund
Registered Investment Companies	$36,076,340	$—	$—	$36,076,340
Common Stock	22,971,725	—	—	22,971,725
Cash Equivalent	987,695	—	—	987,695

Total Investments in Securities	$60,035,760	$—	$—	$60,035,760

Conservative Allocation Fund
Registered Investment Companies	$3,836,266	$—	$—	$3,836,266
Cash Equivalent	51,258	—	—	51,258

Total Investments in Securities	$3,887,524	$—	$—	$3,887,524

Moderate Allocation Fund
Registered Investment Companies	$15,308,988	$—	$—	$15,308,988
Cash Equivalent	179,548	—	—	179,548

Total Investments in Securities	$15,488,536	$—	$—	$15,488,536

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

Investments in Securities*	Level 1	Level 2	Level 3	Total
Aggressive Allocation Fund
Registered Investment Companies	$488,634	$—	$—	$488,634
Cash Equivalent	4,756	—	—	4,756

Total Investments in Securities	$493,390	$—	$—	$493,390

Total Return Bond Fund
Mortgage-Backed Securities	$—	$484,602,150	$2,409,285	$487,011,435
Corporate Obligations	—	240,861,733	—	240,861,733
U.S. Treasury Obligations	206,510,628	—	—	206,510,628
Asset-Backed Securities	—	107,884,706	—	107,884,706
Collateralized Loan Obligations	—	81,039,427	—	81,039,427
Municipal Bonds	—	80,715,585	—	80,715,585
Sovereign Debt	—	9,982,000	—	9,982,000
U.S. Government Agency Obligations	—	10,417,715	—	10,417,715
Cash Equivalent	17,439,583	—	—	17,439,583

Total Investments in Securities	$223,950,211	$1,015,503,316	$2,409,285	$1,241,862,812

Credit Fund
Corporate Obligations	$—	$43,861,191	$—	$43,861,191
Collateralized Loan Obligations	—	27,925,977	—	27,925,977
Mortgage-Backed Securities	—	10,131,966	—	10,131,966
Asset-Backed Securities	—	7,561,181	—	7,561,181
Municipal Bonds	—	335,402	—	335,402
Cash Equivalent	3,409,079	—	—	3,409,079

Total Investments in Securities	$3,409,079	$89,815,717	$—	$93,224,796

Low Duration Bond Fund
Asset-Backed Securities	$—	$67,271,354	$—	$67,271,354
U.S. Treasury Obligations	52,300,389	—	—	52,300,389
Mortgage-Backed Securities	—	44,560,488	—	44,560,488
Corporate Obligations	—	22,411,898	—	22,411,898
Collateralized Loan Obligations	—	14,889,630	—	14,889,630
U.S. Government Agency Obligations	—	14,866,860	—	14,866,860
Municipal Bonds	—	2,475,421	—	2,475,421
Cash Equivalent	1,272,634	—	—	1,272,634

Total Investments in Securities	$53,573,023	$166,475,651	$—	$220,048,674

Municipal Bond Fund
Municipal Bonds	$—	$203,624,612	$—	$203,624,612
Cash Equivalent	1,603,129	—	—	1,603,129

Total Investments in Securities	$1,603,129	$203,624,612	$—	$205,227,741

Kempner Treasury and Income Fund
U.S. Treasury Obligations	$13,727,688	$—	$—	$13,727,688
Cash Equivalent	4,233,695	—	—	4,233,695

Total Investments in Securities	$17,961,383	$—	$—	$17,961,383

Other Financial Instruments
International Equity Fund
Forward Foreign Currency Contracts**
Unrealized Appreciation	$—	$510,341	$—	$510,341
Unrealized Depreciation	—	(21,268)	—	(21,268)

Total Other Financial Instruments	$—	$489,073	$—	$489,073

Cinque Large Cap Buy-Write Equity Fund
Purchased Options	$125,060	$—	$—	$125,060
Written Options	(59,760)	—	—	(59,760)

Total Other Financial Instruments	$65,300	$—	$—	$65,300

*	Industry disclosure of holdings is detailed in the Schedule of Investments.
**	Forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

For the year or period ended July 31, 2014, there were no transfers between Level 1 and Level 2 within the Funds except for the International Equity Fund. For the year or period ended July 31, 2014, there were no transfers between Level 2 and Level 3 within the Funds. Transfers, if any, between levels are considered to have occurred as of the end of the year. Changes in the classifications between Level 1 and 2 occur when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The International Equity Fund had transfers of securities from Level 1 to Level 2 due to the use of fair value prices provided by Interactive Data during the year ended July 31, 2014. Level placement of securities is not necessarily indicative of the risk associated with the investment.

For the year or period ended July 31, 2014, there were no Level 3 securities within the Funds except for the Total Return Bond Fund. A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended July 31, 2014, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to qualify, or continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements. The International Equity Fund may be subject to taxes imposed by certain countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The International Equity Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2014, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year or period, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Contracts — The International Equity Fund will economically hedge currency exposure utilizing forward foreign currency contracts if deemed appropriate by the portfolio management team. Currency hedging, if utilized, is to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations when the Adviser perceives currency risk to be high. All forward foreign currency contracts are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The International Equity Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Additionally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or the Statement of Assets and Liabilities. For the year ended July 31, 2014, the total amount of open forward foreign currency contracts, as presented in the Schedule of Investments, are representative of the volume of activity for this derivative type during the year.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

To reduce counterparty risk with respect to over-the-counter (“OTC”) transactions, the International Equity Fund has entered into master netting arrangements, established within the International Equity Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the International Equity Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the International Equity Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the International Equity Fund.

For financial reporting purposes, the International Equity Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the International Equity Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the International Equity Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the International Equity Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the International Equity Fund from its counterparties are not fully collateralized, contractually or otherwise, the International Equity Fund bears the risk of loss from counterparty nonperformance.

The following table presents, by derivative type, the International Equity Fund’s OTC derivative assets net of the related collateral posted for the benefit of the International Equity Fund at July 31, 2014:

Derivative Type	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Forward Foreign Currency Exchange Contracts	$510,341	$(21,268)	$—	$489,073

The following table presents, by derivative type, the International Equity Fund’s OTC derivative liabilities net of the related collateral posted for the benefit of the International Equity Fund at July 31, 2014:

Derivative Type	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Forward Foreign Currency Exchange Contracts	$21,268	$(21,268)	$—	$—

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no open repurchase agreements as of July 31, 2014.

Options Written/Purchased — A Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. The Cinque Large Cap Buy-Write Equity Fund had open options contracts as of July 31, 2014, as disclosed in the Fund’s Schedule of Investments.

Expenses — Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets. In addition to the expenses reflected on the Statement of Operations, the Cinque Large Cap Buy-Write Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund indirectly bear expenses of the underlying funds (registered investment companies) in which they invest. Because each of the underlying funds have varied expense and fee levels, and the Cinque Large Cap Buy-Write Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Offering Costs — Offering costs, including costs of printing initial prospectuses, legal and registration fees are amortized over twelve months from the inception dates of the Funds. During the period ended July 31, 2014, the Aggressive Allocation Fund commenced operations and incurred offering costs of $11,267. The Adviser absorbed all of the offering costs for the Aggressive Allocation Fund. The amount absorbed by the Adviser is included in “Offering Costs” and “Reimbursement of Other Operating Expenses” on the Statement of Operations.

Dividends and Distributions to Shareholders — The Growth Equity Fund, Mid Cap Equity Fund, Small Cap Equity Fund, International Equity Fund, Natural Resources Fund and Cinque Large Cap Buy-Write Equity Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund each distribute their net investment income, if any, quarterly and distribute their net realized capital gains, if any, at least annually. The Value Equity Fund, Kempner Multi-Cap Deep Value Equity Fund, Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund, and Kempner Treasury and Income Fund each distribute their net investment income monthly, as available, and make distributions of their net realized capital gains, if any, at least annually.

Redemption Fees — The International Equity Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the year ended July 31, 2014, the International Equity Fund retained $8. Fees collected are retained by the Funds for the benefit of the remaining shareholders and are included in capital shares transactions in the Statement of Changes in Net Assets.

Line of Credit — The Funds entered into an agreement which enables them to participate in a $50 million unsecured committed revolving line of credit on a first come, first serve basis, with Union Bank, N.A. (the “Custodian”) which expires June 8, 2015. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Custodian’s current reference rate minus 1%. As of July 31, 2014, there were no borrowings outstanding. Listed below are Funds which had borrowings during the year or period ended July 31, 2014:

	Maximum Amount Borrowed	Number of Days Outstanding	Average Outstanding Balance	Daily Weighted Average Interest Rate	Interest Paid
Growth Equity	$1,027,960	4	$1,012,150	3.25%	$366
Value Equity Fund	1,201,910	3	716,002	3.25	194
Mid Cap Equity Fund	1,130,053	9	550,119	3.25	447
Small Cap Equity Fund	11,236,865	21	4,875,080	3.25	9,242
International Equity Fund	4,746,295	5	4,746,295	3.25	2,142
Natural Resources Fund	980,416	5	860,282	3.25	388
Cinque Large Cap Buy-Write Equity Fund	140,124	4	48,207	3.25	17
Moderate Allocation Fund	4,059,418	7	2,973,132	3.25	1,879
Total Return Bond Fund	6,177,985	5	3,970,984	3.25	1,793
Credit Fund	397,397	2	346,306	3.25	63
Municipal Bond Fund	6,340,003	26	1,782,548	3.25	4,184

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

3. Options Written:

Written options transactions entered into during the year ended July 31, 2014 are summarized as follows:

	Cinque Large Cap Buy-Write Equity Fund
	Numbers of Contracts	Premiums Received
Outstanding at July 31, 2013	36	$48,530
Options Written	1,351	1,960,428
Options Expired	(226)	(267,101)
Options Canceled in a Closing Purchase Transaction	(1,002)	(1,507,353)

Outstanding at July 31, 2014	159	$234,504

	Conservative Allocation Fund
	Number of Contracts	Premiums Received
Outstanding at July 31, 2013	110	$4,149
Options Written	697	28,824
Options Exercised	(27)	(1,234)
Options Expired	(192)	(7,072)
Options Canceled in a Closing Purchase Transaction	(588)	(24,667)

Outstanding at July 31, 2014	—	$—

4. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

5. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds at an annual rate of: 0.10% on the first $2 billion of the Funds’ aggregate average daily net assets; 0.08% on the next $1 billion of the Funds’ aggregate average daily net assets; and 0.06% on the Funds’ aggregate average daily net assets over $3 billion. The minimum annual administration fee is $720,000 for the initial eight Funds. The minimum annual administration fee will increase by $90,000 for each additional fund established. There is also a minimum annual administration fee of $15,000 per additional class.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the “Plan”) for the Class A Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund’s average net assets attributable to the Class A Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

Union Bank, N.A. serves as Custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. Investment Advisory Agreement:

Frost Investment Advisors, LLC, a Delaware limited liability corporation formed in 2007, serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Frost Bank. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses for certain Funds to the extent necessary to keep total annual Fund operating expenses from exceeding certain levels as set forth below until November 30, 2014 for the Growth Equity Fund, Value Equity Fund,

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

Kempner Multi-Cap Deep Value Equity Fund, Mid Cap Equity Fund, Small Cap Equity Fund, International Equity Fund, Natural Resources Fund, Cinque Large Cap Buy-Write Equity Fund, Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, and Kempner Treasury and Income Fund and November 30, 2015 for the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (“Contractual Expense Limitation”).

The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s Contractual Expense Limitation for each Fund.

Fund	Advisory Fee Before Contractual Fee Reduction	Institutional Class Contractual Expense Limitation	Class A Contractual Expense Limitation
Growth Equity Fund	0.65%**	1.25%[1]	1.50%[1]
Value Equity Fund	0.65%**	1.25%[1]	1.50%[1]
Kempner Multi-Cap Deep Value Equity Fund	0.59%	1.05%[1]	1.30%[1]
Mid Cap Equity Fund	0.90%	1.55%[1]	1.80%[1]
Small Cap Equity Fund	0.70%***	1.55%[1]	1.80%[1]
International Equity Fund	0.95% for assets up to $150 million	1.45%[1]	1.70%[1]
	0.90% for assets over $150 million
Natural Resources Fund	0.80%	1.75%[1]	2.00%[1]
Cinque Large Cap Buy-Write Equity Fund	0.90%	1.50%[1]	1.75%[1]
Conservative Allocation Fund	0.15%[2]	N/A	1.60%[3,4]
Moderate Allocation Fund	0.15%[2]	1.35%[4]	1.60%[4]
Aggressive Allocation Fund	0.15%	N/A	1.60%
Total Return Bond Fund	0.35%**	0.95%[1]	1.20%[1]
Credit Fund	0.60%	1.00%[1]	1.25%[1]
Low Duration Bond Fund	0.35%**	0.95%[1]	1.20%[1]
Kempner Treasury and Income Fund	0.35%	1.05%[1]	1.30%*,1

*	Class is registered but not yet opened.
**	Prior to November 28, 2013, the advisory fee for the Growth Equity Fund, Value Equity Fund, Total Return Bond Fund and Low Duration Bond Fund was 0.80%, 0.80%, 0.50% and 0.50%, respectively, and the Adviser voluntarily agreed to reduce its fee by 0.15% for each Fund.
***	Prior to March 4, 2014, the advisory fee was 1.00% for assets up to $100 million and 0.85% for assets over $100 million.
1	Prior to November 28, 2013, the expense limitations were voluntary.
2	Prior to March 31, 2014, the advisory fee was 0.80% for the Conservative Allocation Fund and 0.70% for the Moderate Allocation Fund, and the Adviser voluntarily agreed to reduce its fee by 0.05% for the Moderate Allocation Fund.
3	Prior to November 28, 2013, the voluntary expense limitation was 2.00%.
4	Prior to March 31, 2014, the expense limitation was voluntary.

The Adviser has voluntarily agreed to reduce its investment advisory fees for the Municipal Bond Fund as set forth below (“Voluntary Fee Reduction”). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep from exceeding certain levels as set forth below (“Voluntary Expense Limitation”). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time.

The table below shows the rate of the Municipal Bond Fund’s investment advisory fee and the Adviser’s Voluntary Fee Reduction and Voluntary Expense Limitation.

Fund	Advisory Fee Before Voluntary Fee Reduction	Adviser’s Voluntary Fee Reduction	Institutional Class Voluntary Expense Limitation	Class A Voluntary Expense Limitation
Municipal Bond Fund	0.35%*	0.10%**	1.05%	1.30%

*	Prior to November 28, 2013, the advisory fee for the Municipal Bond Fund was 0.50%.
**	Between August 30, 2012 and November 28, 2013, the Adviser voluntarily agreed to reduce its advisory fee for the Municipal Bond Fund by 0.25%.

If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period. The Adviser, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year ended July 31, 2014, the Adviser did not recapture any previous waived/reimbursed fees. At July 31, 2014, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Fiscal Year	Subject to Repayment until July 31	Mid Cap Equity Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Credit Fund
7/31/11 - 7/31/12	2015	$—	$—	$42,971	$—	$—
7/31/12 - 7/31/13	2016	8,629	18,833	43,897	—	47,578
7/31/13 - 7/31/14	2017	—	44,958	41,293	132	2,099

		$8,629	$63,791	$128,161	$132	$49,677

For the year ended July 31, 2014, the Adviser forfeited the option to recapture $59,825 of previously waived/reimbursed fees subject to July 31,2016 expiration for the Cinque Large Cap Buy-Write Equity Fund.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

As of July 31, 2014, the Adviser has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Kempner Multi-Cap Deep Value Equity Fund	Cinque Large Cap Buy-Write Equity Fund
Kempner Capital Management, Inc.	Cinque Partners LLC

Mid Cap Equity Fund	Kempner Treasury and Income Fund
Luther King Capital Management Corporation	Kempner Capital Management, Inc.

International Equity Fund
Thornburg Investment Management, Inc.

7. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year or period ended July 31, 2014 were as follows:

	U.S. Government	Other	Total
Growth Equity Fund
Purchases	$—	$112,135,570	$112,135,570
Sales	—	112,668,709	112,668,709
Value Equity Fund
Purchases	—	150,324,356	150,324,356
Sales	—	149,589,303	149,589,303
Kempner Multi- Cap Deep Value Equity Fund
Purchases	—	36,662,266	36,662,266
Sales	—	47,666,014	47,666,014
Mid Cap Equity Fund
Purchases	—	16,324,033	16,324,033
Sales	—	22,328,181	22,328,181
Small Cap Equity Fund
Purchases	—	81,569,372	81,569,372
Sales	—	260,163,985	260,163,985
International Equity Fund
Purchases	—	281,680,841	281,680,841
Sales	—	361,917,871	361,917,871
Natural Resources Fund
Purchases	—	23,013,398	23,013,398
Sales	—	27,009,545	27,009,545
Cinque Large Cap Buy- Write Equity Fund
Purchases	—	50,103,212	50,103,212
Sales	—	8,177,193	8,177,193

	U.S. Government	Other	Total
Conservative Allocation Fund*
Purchases	$—	$6,433,967	$6,433,967
Sales	—	7,872,513	7,872,513
Moderate Allocation Fund**
Purchases	—	15,751,400	15,751,400
Sales	—	12,201,806	12,201,806
Aggressive Allocation Fund***
Purchases	—	551,240	551,240
Sales	—	66,893	66,893
Total Return Bond Fund
Purchases	324,352,652	224,179,364	548,532,016
Sales	166,640,928	148,740,675	315,381,603
Credit Fund
Purchases	—	54,930,113	54,930,113
Sales	—	17,057,188	17,057,188
Low Duration Bond Fund
Purchases	14,428,867	32,591,998	47,020,865
Sales	20,780,328	51,962,681	72,743,009
Municipal Bond Fund
Purchases	—	31,368,118	31,368,118
Sales	—	55,532,270	55,532,270
Kempner Treasury and Income Fund
Purchases	1,993,677	—	1,993,677
Sales	3,308,443	—	3,308,443

*	Includes $2,373,019 and $1,040,710 of purchases and sales, respectively, of affiliated investments.
**	Includes $4,731,324 and $1,357,422 of purchases and sales, respectively, of affiliated investments.
***	Includes $177,899 and $19,000 of purchases and sales, respectively, of affiliated investments.

8. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

Permanent book and tax differences resulted in the reclassification of the following:

	Undistributed Net Investment Income (Loss)	Accumulated Realized Gain (Loss)	Paid-in Capital
Value Equity Fund	$(142,555)	$142,555	$—
Kempner Multi-Cap Deep Value Equity Fund	75,048	(69,130)	(5,918)
Mid Cap Equity Fund	141,596	(141,596)	—
Small Cap Equity Fund	243,499	(12,880,653)	12,637,154
International Equity Fund	976,533	(976,533)	—
Natural Resources Fund	219	—	(219)
Cinque Large Cap Buy-Write Equity Fund	(332)	332	—
Conservative Allocation Fund	17,979	(17,461)	(518)
Moderate Allocation Fund	5,068	(4,639)	(429)
Total Return Bond Fund	909,310	(909,310)	—
Credit Fund	772	1	(773)
Low Duration Bond Fund	(42,725)	42,725	—
Municipal Bond Fund	(167)	167	—
Kempner Treasury and Income Fund	256	—	(256)

These differences are primarily due to differing book and tax treatment of net operating loss, investment in master limited partnerships, reclassification of distributions and nondeductible excise tax paid, paydowns, REIT adjustments, and foreign exchange gain/loss.

These reclassifications had no effect on the net assets or net asset value.

The tax character of dividends and distributions declared during the years ended July 31, 2014 and July 31, 2013 was as follows:

	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Growth Equity Fund
2014	$—	$559,735	$14,905,177	$—	$15,464,912
2013	—	561,006	—	—	561,006
Value Equity Fund
2014	—	8,543,177	24,616,987	—	33,160,164
2013	—	5,752,517	—	—	5,752,517
Kempner Multi-Cap Deep Value Equity Fund
2014	—	4,042,207	3,526,828	—	7,569,035
2013	—	3,155,255	1,509,464	—	4,664,719
Mid Cap Equity Fund
2014	—	273,700	1,589,951	—	1,863,651
2013	—	27,770	929,946	—	957,716
Small Cap Equity Fund
2014	—	16,047,018	22,357,951	—	38,404,969
2013	—	94,588	1,502,985	—	1,597,573
International Equity Fund
2014	—	3,134,719	15,448,334	—	18,583,053
2013	—	4,573,750	—	—	4,573,750
Natural Resources Fund
2014	—	260,002	—	—	260,002
2013	—	108,143	—	—	108,143
Cinque Large Cap Buy-Write Equity Fund
2014	—	228,771	—	—	228,771
2013	—	—	—	—	—
Conservative Allocation Fund
2014	—	—	—	—	—
2013	—	21,916	—	1,690	23,606
Moderate Allocation Fund
2014	—	152,205	—	—	152,205
2013	—	216,396	—	—	216,396

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	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Total Return Bond Fund
2014	$—	$40,933,299	$11,438,019	$—	$52,371,318
2013	—	38,164,640	7,489,453	—	45,654,093
Credit Fund
2014	—	2,981,650	—	—	2,981,650
2013	—	602,959	—	—	602,959
Low Duration Bond Fund
2014	—	3,530,385	3,011,236	—	6,541,621
2013	—	4,764,178	1,118,140	—	5,882,318
Municipal Bond Fund
2014	5,601,319	—	511,394	—	6,112,713
2013	5,835,730	18,997	291,771	—	6,146,498
Kempner Treasury and Income Fund
2014	—	375,053	—	—	375,053
2013	—	222,258	981,802	—	1,204,060

As of July 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post- October Losses	Post- October Currency Losses	Late- Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Growth Equity Fund	$1,053,901	$—	$14,298,461	$—	$—	$—	$—	$172,056,100	$—	$187,408,462
Value Equity Fund	5,381,479	—	16,719,665	—	—	—	—	48,750,581	(375,278)	70,476,447
Kempner Multi-Cap Deep Value Equity Fund	138,058	—	8,568,600	—	—	—	—	18,345,539	(39,763)	27,012,434
Mid Cap Equity Fund	—	—	3,140,506	—	—	—	(111,863)	5,713,817	—	8,742,460
Small Cap Equity Fund	2,817,912	—	6,234,330	—	—	—	—	2,424,271	—	11,476,513
International Equity Fund	—	—	10,507,341	—	—	—	—	3,952,507	(489,079)	13,970,769
Natural Resources Fund	162,027	—	—	(2,441,012)	(822,585)	—	—	13,357,647	(1,400)	10,254,677
Cinque Large Cap Buy-Write Equity Fund	248,714	—	—	(328,203)	(162,735)	—	—	6,975,292	(466,700)	6,266,368
Conservative Allocation Fund	—	—	—	(477,015)	—	—	(1,101)	74,878	(38,300)	(441,538)
Moderate Allocation Fund	2,403	—	—	(1,495,833)	—	—	—	735,006	—	(758,424)
Aggressive Allocation Fund	2,920	—	—	—	—	—	—	2,236	—	5,156
Total Return Bond Fund	4,819,638	—	10,848,887	—	—	—	—	25,338,537	(4,332,148)	36,674,914
Credit Fund	558,764	—	411,160	—	—	—	—	242,870	(344,907)	867,887
Low Duration Bond Fund	276,493	—	—	(77,287)	(893,579)	—	—	1,405,567	(276,420)	434,774
Municipal Bond Fund	—	453,349	143,147	—	—	—	—	6,877,698	(451,714)	7,022,480
Kempner Treasury and Income Fund	56,476	—	377,221	—	—	—	—	1,680,301	—	2,113,998

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2013 through July 31, 2014, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2014 through July 31, 2014 and specified losses realized on investment transactions from November 1, 2013 through July 31, 2014, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. At July 31, 2014, the breakdown of such capital loss carryforwards was as follows:

	Expires 2017	Expires 2018	Expires 2019	Total Capital Loss Carryforwards 07/31/14
Moderate Allocation Fund	$—	$897,710	$598,123	$1,495,833

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Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total*
Natural Resources Fund	$2,441,012	$—	$2,441,012
Cinque Large Cap Buy-Write Equity Fund	281,897	46,306	328,203
Conservative Allocation Fund	477,015	—	477,015
Low Duration Bond Fund	77,287	—	77,287

*	This table should be used in conjunction with the capital loss carryforwards table.

During the year ended July 31, 2014, International Equity Fund, Conservative Allocation Fund and Moderate Allocation Fund utilized $19,796,619, $581,979 and $1,827,664, respectively, of capital loss carryforwards, to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2014 were as follows (excluding purchased options and written options):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
Growth Equity Fund	$266,613,575	$174,025,542	$(1,969,442)	$172,056,100
Value Equity Fund	262,042,993	51,317,673	(2,567,092)	48,750,581
Kempner Multi-Cap Deep Value Equity Fund	178,134,158	37,013,557	(18,668,018)	18,345,539
Mid Cap Equity Fund	21,575,317	5,941,477	(227,660)	5,713,817
Small Cap Equity Fund	25,309,036	3,693,780	(1,269,509)	2,424,271
International Equity Fund	192,769,130	12,930,559	(9,468,465)	3,462,094
Natural Resources Fund	58,888,450	15,220,843	(1,863,196)	13,357,647
Cinque Large Cap Buy-Write Equity Fund	53,060,468	7,093,378	(118,086)	6,975,292
Conservative Allocation Fund	3,812,646	87,841	(12,963)	74,878
Moderate Allocation Fund	14,753,530	765,133	(30,127)	735,006
Aggressive Allocation Fund	491,154	4,209	(1,973)	2,236
Total Return Bond Fund	1,216,524,275	51,200,550	(25,862,013)	25,338,537
Credit Fund	92,981,926	960,446	(717,576)	242,870
Low Duration Bond Fund	218,643,107	2,481,033	(1,075,466)	1,405,567
Municipal Bond Fund	198,350,043	8,501,614	(1,623,916)	6,877,698
Kempner Treasury and Income Fund	16,281,082	1,693,616	(13,315)	1,680,301

9. Risks:

At July 31, 2014, the net assets of the International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund invest in mortgage-related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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The Municipal Bond Fund may invest more than 25% of its total assets in securities issued by Texas and its municipalities, and as a result are more vulnerable to unfavorable developments in Texas than funds that invest a lesser percentage of their assets in such securities. For example, important sectors of the State’s economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities.

In pursuing its investment objectives, the Natural Resources Fund concentrates its investments in securities of companies in the natural resources industries. Events that affect the natural resources industries will have a greater effect on the Natural Resources Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Such factors include warehousing and delivery constraints, changes in supply and demand dynamics, a potential lack of fungibility, weather, monetary and currency exchange processes, domestic and foreign political and economic events and policies, disease, technological developments, and changes in interest rates. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Natural Resources Fund.

In pursuing their investment objectives, the Natural Resources Fund, Cinque Large Cap Buy-Write Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund may invest in other investment companies, such as mutual funds, closed-end funds and exchange traded funds (“ETFs”). Closed-end funds and ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Funds’ holdings at the most optimal time, which could adversely affect the Funds’ performance.

To the extent the Natural Resources Fund, Cinque Large Cap Buy-Write Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund invest in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Funds will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Funds rely on that investment company to achieve their investment objective. If the investment company fails to achieve its objective, the value of the Funds’ investment could decline, which could adversely affect the Funds’ performance. By investing in another investment company, the Funds’ shareholders indirectly bear the Funds’ proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that the Funds’ shareholders directly bear in connection with the Funds’ own operations.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. Other:

On July 31, 2014, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	# of shareholders	% of Outstanding Shares
Growth Equity Fund
Institutional Class Shares	2	95.61%
Class A Shares	2	92.29%

Value Equity Fund
Institutional Class Shares	1	93.28%
Class A Shares	2	82.00%

Kempner Multi-Cap Deep Value Equity Fund
Institutional Class Shares	1	97.35%
Class A Shares	3	97.89%

Mid Cap Equity Fund
Institutional Class Shares	1	94.04%
Class A Shares	3	98.65%

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	# of shareholders	% of Outstanding Shares
Small Cap Equity Fund
Institutional Class Shares	2	95.58%
Class A Shares	1	82.94%

International Equity Fund
Institutional Class Shares	2	97.69%
Class A Shares	2	87.72%

Natural Resources Fund
Institutional Class Shares	1	92.74%
Class A Shares	2	95.44%

Cinque Large Cap Buy-Write Equity Fund
Institutional Class Shares	1	95.06%
Class A Shares	2	91.69%

Conservative Allocation Fund
Class A Shares	2	82.90%

Moderate Allocation Fund
Institutional Class Shares	1	98.37%
Class A Shares	1	80.86%

Aggressive Allocation Fund
Class A Shares	2	96.93%

Total Return Bond Fund
Institutional Class Shares	1	73.19%
Class A Shares	3	55.55%

Credit Fund
Institutional Class Shares	1	93.21%
Class A Shares	4	98.66%

Low Duration Bond Fund
Institutional Class Shares	2	89.63%
Class A Shares	4	70.47%

Municipal Bond Fund
Institutional Class Shares	1	98.82%
Class A Shares	2	89.38%

Kempner Treasury and Income Fund
Institutional Class Shares	1	98.10%

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2014.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II

and Shareholders of the Frost Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frost Growth Equity Fund, Frost Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Mid Cap Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Natural Resources Fund, Frost Cinque Large Cap Buy-Write Equity Fund, Frost Conservative Allocation Fund, Frost Moderate Allocation Fund, Frost Aggressive Allocation Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund and Frost Kempner Treasury and Income Fund (sixteen of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frost Growth Equity Fund, Frost Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Mid Cap Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Natural Resources Fund, Frost Cinque Large Cap Buy-Write Equity Fund, Frost Conservative Allocation Fund, Frost Moderate Allocation Fund, Frost Aggressive Allocation Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund and Frost Kempner Treasury and Income Fund at July 31, 2014, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2014

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THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]

ROBERT NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014, President and Chief Executive Officer of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]

JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

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with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments – Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of SEI Alpha Strategy Portfolio, LP to 2013.

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolio, LP to 2013.

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 – January 2007).

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. since April 1997.
OFFICERS

MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014. Fund Accounting Manager, JPMorgan Chase from 1998 to 2006.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds and The KP Funds.
Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)

RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund III, Bishop Street Funds, The KP Funds, New Covenant Funds, SEI Insurance Products Trust. Chief Compliance Officer of SEI Opportunity Fund, LP until 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP until September 2013. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
JOHN Y. KIM 33 yrs. old	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).
EDWARD MCCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008 SEI’s Private Banking 2008-2010 AML SEI Private Trust Company 2010-2011 AML Manager of SEI Investments 2011-2013 AML and Privacy Officer 2013.
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

Other Directorships Held by Officer

None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a fund’s average net assets; this percentage is known as a fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

	Beginning Account Value 02/01/14	Ending Account Value 07/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Growth Equity Fuind
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,100.20	0.80%	$4.18
Class A Shares	$1,000.00	$1,099.00	1.05%	$5.47
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.82	0.80%	$4.02
Class A Shares	$1,000.00	$1,019.59	1.05%	$5.26
Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,102.60	0.81%	$4.24
Class A Shares	$1,000.00	$1,100.30	1.06%	$5.53
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.77	0.81%	$4.07
Class A Shares	$1,000.00	$1,019.53	1.06%	$5.32
Kempner Multi-Cap Deep Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,067.90	0.77%	$3.94
Class A Shares	$1,000.00	$1,067.80	1.02%	$5.22
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.98	0.77%	$3.85
Class A Shares	$1,000.00	$1,019.74	1.02%	$5.10
Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,040.00	1.32%	$6.69
Class A Shares	$1,000.00	$1,039.30	1.57%	$7.96
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.23	1.32%	$6.62
Class A Shares	$1,000.00	$1,016.99	1.57%	$7.87
Small Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,002.70	1.19%	$5.89
Class A Shares	$1,000.00	$1,000.00	1.45%	$7.17
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.92	1.19%	$5.93
Class A Shares	$1,000.00	$1,017.62	1.45%	$7.23
International Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$994.40	1.22%	$6.01
Class A Shares	$1,000.00	$992.10	1.45%	$7.17
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.77	1.22%	$6.08
Class A Shares	$1,000.00	$1,017.60	1.45%	$7.26
Natural Resources Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,166.10	1.07%	$5.74
Class A Shares	$1,000.00	$1,164.40	1.32%	$7.07
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.50	1.07%	$5.35
Class A Shares	$1,000.00	$1,018.26	1.32%	$6.60
Cinque Large Cap Buy-Write Equity Fund(1)
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,094.70	1.21%	$6.30
Class A Shares	$1,000.00	$1,093.20	1.46%	$7.59
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.78	1.21%	$6.07
Class A Shares	$1,000.00	$1,017.54	1.46%	$7.31

	Beginning Account Value 02/01/14	Ending Account Value 07/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Conservative Allocation Fund(1)
Actual Fund Return
Class A Shares	$1,000.00	$1,040.90	1.74%	$8.80
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,016.17	1.74%	$8.69
Moderate Allocation Fund(1)
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,066.10	1.23%	$6.30
Class A Shares	$1,000.00	$1,064.30	1.43%	$7.33
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.70	1.23%	$6.15
Class A Shares	$1,000.00	$1,017.69	1.43%	$7.17
Aggressive Allocation Fund(1)
Actual Fund Return
Class A Shares	$1,000.00	$1,011.00	1.62%	$3.26	**
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,016.75	1.62%	$8.11
Total Return Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,030.70	0.50%	$2.52
Class A Shares	$1,000.00	$1,029.40	0.75%	$3.78
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.31	0.50%	$2.51
Class A Shares	$1,000.00	$1,021.07	0.75%	$3.76
Credit Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,031.60	0.85%	$4.30
Class A Shares	$1,000.00	$1,030.30	1.10%	$5.55
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.56	0.85%	$4.28
Class A Shares	$1,000.00	$1,019.33	1.10%	$5.52
Low Duration Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,008.10	0.53%	$2.62
Class A Shares	$1,000.00	$1,006.80	0.77%	$3.85
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.18	0.53%	$2.64
Class A Shares	$1,000.00	$1,020.96	0.77%	$3.88
Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,023.00	0.43%	$2.17
Class A Shares	$1,000.00	$1,021.80	0.68%	$3.43
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.64	0.43%	$2.17
Class A Shares	$1,000.00	$1,021.40	0.68%	$3.43
Kempner Treasury and Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,029.90	0.79%	$3.97
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.88	0.79%	$3.96

*	Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 73/365 (to reflect the period from inception to date).

(1)	Excludes indirect expenses of underlying funds in which the Fund invests.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on February 11, 2014 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance systems; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the proposed Agreement. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers proposed to be primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited) (Continued)

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2014 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2014 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2014, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)
Growth Equity Fund	0%	96%	4%	0%	100%
Value Equity Fund	0%	75%	25%	0%	100%
Kempner Multi-Cap Deep Value Equity Fund	0%	47%	53%	0%	100%
Mid Cap Equity Fund	0%	85%	15%	0%	100%
Small Cap Equity Fund	0%	61%	39%	0%	100%
International Equity Fund	0%	82%	18%	0%	100%
Natural Resources Fund	0%	0%	100%	0%	100%
Cinque Large Cap Buy-Write Equity Fund	0%	0%	100%	0%	100%
Conservative Allocation Fund	0%	0%	0%	0%	0%
Moderate Allocation Fund	0%	0%	100%	0%	100%
Aggressive Allocation Fund	0%	0%	0%	0%	0%
Total Return Bond Fund	0%	22%	78%	0%	100%
Credit Fund	0%	0%	100%	0%	100%
Low Duration Bond Fund	0%	46%	54%	0%	100%
Municipal Bond Fund	0%	8%	0%	92%	100%
Kempner Treasury and Income Fund	0%	0%	100%	0%	100%

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 4

NOTICE TO SHAREHOLDERS (Unaudited) (Continued)

	Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income (15% Tax Rate for QDI)(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Growth Equity Fund	100%	100%	0%	0%	100%
Value Equity Fund	38%	54%	0%	0%	100%
Kempner Multi-Cap Deep Value Equity Fund	89%	100%	0%	0%	100%
Mid Cap Equity Fund	43%	44%	0%	0%	100%
Small Cap Equity Fund	12%	12%	0%	0%	100%
International Equity Fund(6)	0%	100%	0%	0%	0%
Natural Resources Fund	100%	100%	0%	0%	0%
Cinque Large Cap Buy-Write Equity Fund	24%	49%	0%	0%	100%
Conservative Allocation Fund	0%	0%	0%	0%	0%
Moderate Allocation Fund	37%	93%	0%	0%	0%
Aggressive Allocation Fund	0%	0%	0%	0%	0%
Total Return Bond Fund	0%	0%	5%	100%	0%
Credit Fund	0%	0%	0%	100%	100%
Low Duration Bond Fund	0%	0%	8%	100%	100%
Municipal Bond Fund	0%	0%	0%	0%	0%
Kempner Treasury and Income Fund	0%	0%	100%	100%	0%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Frost Funds who are residents of California, Connecticut and New York, statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution for calendar year ended 2013. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Interest Related Dividend” expired after 12/31/13.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution for calendar year ended 2013 that is exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Short Term Capital Gain Dividend” expired after 12/31/13.

(6)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2013, the total amount of gross foreign source income is $1,181,362. The total amount of foreign tax paid is $263,709. Your allocable share of foreign tax credit will be reported on Form 1099 DIV.

The Advisors’ Inner Circle Fund II

Annual Report

Investment Adviser

Frost Investment Advisors, LLC

100 West Houston Street, 15th Floor

P.O. Box 2509

San Antonio, Texas 78299-2509

Sub-Advisers

Kempner Capital Management, Inc.

2201 Market Street, 12th Floor

Frost Bank Building

Galveston, Texas 77550-1503

Luther King Capital

Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

Thornburg Investment

Management, Inc.

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

Cinque Partners LLC

11839 San Vicente Boulevard

Los Angeles, California 90049

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, Pennsylvania

19103-2921

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2014			2013
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$508,490	N/A	N/A	$458,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	$2,740	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2014	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $10,500 and $13,240 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 7, 2014

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller and
Chief Financial Officer
Date: October 7, 2014